As filed with the Securities and Exchange Commission on February 27, 1998


                                 Securities Act of 1933 Registration No. 33-2703
                                Investment Company Act of 1940 File No. 811-4558

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                              --------------------

                                 FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [ ]
                      Pre-Effective Amendment No. ____                [ ]


                       Post-Effective Amendment No. 21                [X]

                                   and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]


                              Amendment No. 22                        [X]

                              --------------------

                   STATE STREET RESEARCH TAX-EXEMPT TRUST
             (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (617) 357-7800

                          Francis J. McNamara, III
              Executive Vice President, Secretary & General Counsel
                   State Street Research & Management Company
                            One Financial Center
                        Boston, Massachusetts 02111
                  (Name and Address of Agent for Service)

                        Copies of Communications to:

                            Geoffrey R.T. Kenyon, Esq
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                           Boston, Massachusetts 02109


It is proposed that this filing will become effective under Rule 485:

[ ]    Immediately upon filing pursuant to paragraph (b).

[ ]    On May 1, 1997 pursuant to paragraph (b).

[ ]    60 days after filing pursuant to paragraph (a)(1).


[X]    On May 1, 1998 pursuant to paragraph (a)(1).


[ ]    75 days after filing pursuant to paragraph (a)(2).

[ ]    On ______________ pursuant to paragraph (a)(2).

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

              ------------------------------------------------

                              CROSS REFERENCE SHEET

                             Pursuant to Rule 481(a)

                                     Part A


                                 CAPTION OR LOCATION IN
                                 PROSPECTUS FOR                      CAPTION OR LOCATION IN PROSPECTUS
                                 STATE STREET RESEARCH               FOR STATE STREET RESEARCH
FORM N-1A ITEM NO.               TAX-EXEMPT FUND                     NEW YORK TAX-FREE FUND
 1.    Cover Page...........     Same                                Same

 2.    Synopsis..............    Investor Expenses                   Investor Expenses

 3.    Condensed Financial       Financial Highlights;               Financial Highlights;
       Information..........     Performance and Volatility          Performance and Volatility

 4.    General Description       Goal and Strategy; Other            Goal and Strategy; Other
       of Registrant..........   Securities and Risks; Your          Securities and Risks; Your
                                 Account; Fund Details               Account; Fund Details

 5.    Management of the         Fund Details                        Fund Details
       Fund.................

 5A.   Management's Discussion   [To be included in                  [To be included in
       of Fund Performance....   Financial Statements]               Financial Statements]

 6.    Capital Stock and         Your Account; Fund Details          Your Account; Fund Details
       Other Securities.....

 7.    Purchase of Securities    Your Account                        Your Account
       Being Offered........

 8.    Redemption or             Your Account                        Your Account
       Repurchase...........

 9.    Legal Proceedings....     Not Applicable                      Not Applicable




                                                       Part B

                               CAPTION OR LOCATION IN
                               STATEMENT OF ADDITIONAL               CAPTION OR LOCATION IN
                               INFORMATION FOR                       STATEMENT OF ADDITIONAL INFORMATION
                               STATE STREET RESEARCH                 FOR STATE STREET RESEARCH
FORM N-1A ITEM NO.             TAX-EXEMPT FUND                       NEW YORK TAX-FREE FUND

10. Cover Page............     Same                                  Same

11. Table of Contents....      Same                                  Same

12. General Information
    and History.............   Not Applicable                        Not Applicable

13. Investment Objectives      Investment Objective; Additional      Investment Objective; Additional
    and Policies............   Investment Policies and               Investment Policies and Restrictions;
                               Restrictions; Additional              New York Municipal Obligations;
                               Information Concerning Certain        Additional Information Concerning
                               Investment Techniques; Tax-Exempt     Certain Investment Techniques;
                               Obligations; Debt Instruments and     Debt Instruments and Permitted
                               Permitted Cash Investments;           Cash Investments; Portfolio
                               Portfolio Transactions                Transactions

14. Management of the
    Registrant...........      Trustees and Officers                 Trustees and Officers

15. Control Persons and
    Principal Holders of       Trustees and Officers;                Trustees and Officers;
    Securities...........

16. Investment Advisory        Investment Advisory Services;         Investment Advisory Services;
    and Other Services...      Custodian; Independent                Custodian; Independent
                               Accountants; Distribution of          Accountants; Distribution of
                               Shares of the Fund                    Shares of the Fund

17. Brokerage Allocation..     Portfolio Transactions                Portfolio Transactions

18. Capital Stock and          The Trust, the Fund and               The Trust, the Fund and
    Other Securities.....      its Shares                            its Shares

19. Purchase, Redemption       Purchase and Redemption of            Purchase and Redemption of
    and Pricing of             Shares; Shareholder Accounts;         Shares; Shareholder Accounts;
    Securities Being           Net Asset Value                       Net Asset Value
    Offered..............

20. Tax Status...........      Certain Tax Matters                   Certain Tax Matters

21. Underwriters.........      Distribution of Shares of the Fund    Distribution of Shares of the Fund

22. Calculation of
    Performance Data.....      Calculation of Performance Data       Calculation of Performance Data

23. Financial Statements       Financial Statements                  Financial Statements

[front cover]

                                                 [State Street Research logo]
                                                       Tax-Exempt Fund

This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

Although these securities have been registered with the Securities and Exchange Commission, the commission has not judged them for investment merit and does not guarantee the accuracy or adequacy of the information in this prospectus.
Anyone who informs you otherwise is committing a federal crime.

                                                 A municipal bond fund
                                                 seeking income free
                                                 from federal taxes.

                                                 Prospectus
                                                 May 1, 1998

                                                          Who May Want to Invest
--------------------------------------------------------------------------------
State Street Research Tax-Exempt Fund is designed for investors who seek one or more of the following:

[bullet] high current income that is exempt from federal income tax

[bullet] a diversified portfolio of municipal securities

[bullet] a fund to complement a portfolio of more aggressive investments

The fund is not appropriate for investors who:

[bullet] want an investment for a tax-advantaged account such as an IRA or 401(k)

[bullet] do not pay U.S. income taxes

[bullet] want to avoid even moderate volatility or possible losses

[bullet] are seeking high growth or maximum income

[bullet] are investing emergency reserve money

The fund's shares will rise and fall in value. There is a risk that you could lose money by investing in the fund.

The fund cannot be certain that it will achieve its goal.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

Contents
--------------------------------------------------------------------------------
2      The Fund
       --------
       The fund's goal and strategy, main
       risks, expenses and performance,
       plus financial highlights

12     Your Account
       ------------
       Managing your State Street Research
       investments

12     Opening an Account
12     Choosing a Share Class
14     Sales Charges
16     Policies for Buying Shares
18     Policies for Selling Shares
20     Account Policies
21     Distributions and Taxes
23     Investor Services

24     Fund Details
       ------------
       The fund's business structure
       and dealer compensation, plus
       additional policies

26     Other Securities and Risks
               --------------------------
       Information on additional portfolio
       securities and practices, and the risks
       associated with them

Back Cover     For Additional Information

                                                                 Tax-Exempt Fund
--------------------------------------------------------------------------------
[Graphic: Chess piece--Knight]

Goal and Strategy

Fundamental Goal The fund seeks a high level of interest income exempt from federal income tax.

Strategy Under normal market conditions, the fund invests at least 80% of net assets in securities whose interest income is free from federal income tax and that are investment grade at the time the fund buys them. These securities are typically bonds issued by various U.S. states, counties, cities, towns, territories and public authorities. The fund may invest up to 20% of net assets in other securities, including junk bonds of similar issuers (that is, bonds that are in or below the Standard & Poor's BB or Moody's Ba major rating categories).

When bonds are rated by one or more independent rating agencies, the fund uses these ratings to determine bond quality. In cases where a bond is rated in conflicting categories by different rating agencies, the fund may choose to follow the higher rating. If a bond is unrated, the fund may assign it to a given category based on its own credit research. The fund may invest up to 25% of net assets in unrated bonds.

In managing its portfolio, the fund focuses on security selection, using proprietary research to identify those individual bonds that offer higher yields or higher potential total return than others that appear to be of comparable credit quality. The fund may invest in securities of any maturity, and may invest in certain securities, such as municipal lease obligations and industrial revenue bonds, that may have different risks than ordinary municipal bonds.

The fund may adjust the composition of its portfolio as market conditions and economic outlooks change. For more information about the fund's investments and practices, see page 26.

[Graphic: Traffic Caution sign (arrows point in different directions)]

Portfolio Risks

Because the fund invests primarily in bonds and other fixed income securities, its major risks are those of bond investing, including the tendency of prices to fall when interest rates rise. Such a fall would lower the fund's share price and the value of your investment.

Bond prices in general tend to move in the opposite direction from interest rates, for the reason that new bonds issued after a rise in rates will offer higher yields to investors; the only way an existing bond with a lower yield can appear attractive to investors is by selling at a lower price. (This principal works in reverse as well: a fall in interest rates will tend to cause a rise in bond prices).

--------------------------------------------------------------------------------
[Graphic: Magnifying glass showing magnified words on paper]

Municipal Bonds
and Taxes

The municipal bond category is defined as including securities issued by municipalities as well as states and various agencies and authorities.

Some of these bonds are backed by the issuer's authority to levy taxes and are considered an obligation of the issuer (hence the name "general obligation bonds"). Other bonds are issued to raise money for a particular project -- for example, a water system or a toll road -- and are backed by revenues earned by that project ("revenue bonds"). So-called industrial revenue bonds are typically issued by municipal issuers on behalf of private companies. Because revenue bonds are backed only by income from a certain source and may not be an obligation of the issuer itself, they may be less creditworthy than general obligation bonds -- a fact that is usually reflected in their ratings.

The federal government allows the interest from municipal bonds to be tax-exempt in order to make it easier for municipalities to finance public projects. Investors in municipal bonds thus play a role in helping to finance roads, hospitals and other public facilities.
--------------------------------------------------------------------------------

                                                       Tax-Exempt Fund continued
--------------------------------------------------------------------------------
The fund's performance may be affected by political and economic conditions at the state, regional or federal level. These may include budgetary problems, declines in the tax base and other factors that may cause rating agencies to downgrade the credit ratings on certain issues. Actual or proposed changes in tax rates, regulations or federal programs could also affect your net return on investment.

The issuer of any bond, particularly a junk bond, could default on principal or interest payments, which would cause a loss for the fund. Lower-rated bonds also tend to be more sensitive to economic changes and may increase the volatility of the fund's share price.

The success of the fund's investment strategy depends largely on the portfolio manager's skill in assessing the direction and impact of interest rate movements and the creditworthiness of the fund's securities.

Information on other securities and risks appears on page 26.

A "snapshot" of the fund's investments may be found in the current annual or semiannual report (see back cover).

[Graphic: "The Thinker" statue]

Investment Management

The fund's investment manager is State Street Research & Management Company. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has more than $__ billion in assets under management (as of [DATE]), including more than $___ billion in mutual funds.

Paul J. Clifford, Jr. has been responsible for the fund's day-to-day portfolio management since March 1993. A vice president, he joined the firm in 1989 and has worked as an investment professional since 1986.

                               Investor Expenses
--------------------------------------------------------------------------------
Shareholder fees are paid directly by investors.

                                     Class descriptions begin on page 12
                                ------------------------------------------------
Shareholder Fees
   (% of offering price)(1)       Class A    Class B    Class C(2)    Class S(2)
--------------------------------------------------------------------------------
Maximum front-end
   sales charge                    4.50        0.00       0.00           0.00

Maximum deferred
   sales charge                    0.00(3)     5.00       1.00           0.00

Annual fund expenses are deducted from fund assets.

Annual Fund Expenses
   (% of average net assets)      Class A     Class B    Class C      Class S
--------------------------------------------------------------------------------
Management fee                     0.55        0.55       0.55           0.55
Marketing/service
   (12b-1) fees(4)                 0.25        1.00       1.00           0.00
Other expenses                     0.28        0.28       0.28           0.28
                                   ----        ----       ----           ----

Total annual fund expenses         1.08        1.83       1.83           0.83
                                   ====        ====       ====           ====

Example Here is what you would pay if you invested $1,000 over the years indicated. The example is for comparison only and does not represent the fund's actual expenses, either past or future(5).

Year               Class A       Class B(6)         Class C(6)      Class S
--------------------------------------------------------------------------------
1                       $56        $69/$19          $29/$19            $8
3                       $78        $88/$58          $58/$58           $26
5                      $102       $119/$99          $99/$99           $46
10                     $171      $195/$195        $215/$215          $103

(1)  Not charged on reinvestments or exchanges.

(2) Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C.

(3)  Except for investments of $1 million or more; see page 14.

(4) For share classes that have 12b-1 fees, long-term shareholders may pay more than the equivalent of the regulatory maximum sales charge.

(5) Example assumes dividend reinvestment, hypothetical 5% annual return, maximum applicable sales charges and conversion of Class B shares to Class A after eight years.

(6) The first number assumes you sold all your shares at the end of the period, the second assumes you stayed in the fund.

                                                            Financial Highlights
--------------------------------------------------------------------------------
The information in these tables has been audited by Price Waterhouse LLP, the fund's independent accountants. The top section of each table shows information for a single share of the fund. Total return figures assume reinvestment of all distributions.

                                                                 Years ended December 31
                             ------------------------------------------------------------------------------------------
Class A                      1988     1989     1990      1991     1992     1993     1994      1995    1996        1997
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year ($)        6.86     7.24     7.42      7.30     7.69     7.94     8.43      7.46     8.26       8.10
                             ----     ----     ----      ----     ----     ----     ----      ----     ----       ----

  Net investment
  income ($)                 0.52     0.50     0.46      0.44     0.43     0.40     0.40      0.39     0.39       0.40

  Net realized and
  unrealized gain (loss)
  on investments and
  futures contracts ($)      0.38     0.18    (0.12)     0.39     0.27     0.54    (0.98)     0.82    (0.16)      0.40
                             ----     ----     ----      ----     ----     ----     ----      ----     ----       ----

Total from investment
operations ($)               0.90     0.68     0.34      0.83     0.70     0.94    (0.58)     1.21     0.23       0.80
                             ----     ----     ----      ----     ----     ----     ----      ----     ----       ----

  Dividends from net
  investment income ($)    (0.52)    (0.50)   (0.46)    (0.44)   (0.43)   (0.39)   (0.38)    (0.41)   (0.39)     (0.39)

  Distributions from
  capital gains ($)            --       --       --        --    (0.02)   (0.06)   (0.01)       --       --        --
                             ----     ----     ----      ----     ----     ----     ----      ----     ----       ----

Total distributions ($)     (0.52)   (0.50)   (0.46)    (0.44)   (0.45)   (0.45)   (0.39)    (0.41)    (0.39)    (0.39)
                             ----     ----     ----      ----     ----     ----     ----      ----     ----       ----

Net asset value,
end of year ($)              7.24     7.42     7.30      7.69     7.94     8.43     7.46      8.26      8.10      8.51
                             ====     ====     ====      ====     ====     ====     ====      ====     ====       ====

Total return (%)(2)         13.50     9.63     4.84     11.81     9.34    12.11    (6.90)    16.58      2.93     10.17

Ratios/Supplemental Data:

Net assets at end
of year ($ thousands)      31,378   68,392   84,925   118,157  203,312  302,845  238,097   253,402   223,407   209,552

Expense ratio (%)            1.25     1.25     1.25      1.25     1.20     1.20     1.20      1.13      1.04      1.08

Ratio of net investment
income to average
net assets (%)               7.24     6.72     6.43      6.00     5.48     4.85     5.07      4.95      4.82      4.91

Portfolio turnover
rate (%)                   126.27   106.86    84.12     81.75    27.44    36.16    78.63     97.32    125.24     60.48

                                                   Years ended December 31
                                   -----------------------------------------------------
Class B                             1993(1)        1994       1995       1996       1997
----------------------------------------------------------------------------------------
 Net asset value,
 beginning of year ($)               8.25          8.43       7.46       8.26       8.10
                                     ----          ----       ----       ----       ----

 Net investment income ($)           0.19          0.34       0.33       0.32       0.34

 Net realized and
 unrealized gain (loss)
 on investments and
 futures contracts ($)               0.24         (0.97)      0.82      (0.15)      0.40
                                     ----          ----       ----       ----       ----

 Total from investment
 operations ($)                      0.43         (0.63)      1.15       0.17       0.74
                                     ----          ----       ----       ----       ----

 Dividends from net
 investment income ($)              (0.19)        (0.33)     (0.35)     (0.33)     (0.33)

 Distributions from
 capital gains ($)                  (0.06)        (0.01)        --         --         --
                                     ----          ----       ----       ----       ----

 Total distributions ($)            (0.25)        (0.34)     (0.35)     (0.33)     (0.33)
                                     ----          ----       ----       ----       ----

 Net asset value,
 end of year ($)                     8.43          7.46       8.26       8.10       8.51
                                     ====          ====       ====       ====       ====

 Total return (%)(2)                 5.20(3)      (7.59)     15.72       2.15       9.35

 Ratios/Supplemental Data:

 Net assets at
 end of year ($ thousands)         27,695        35,338     51,827     51,710     54,093

 Expense ratio (%)                   1.95(4)       1.95       1.88       1.79       1.83

 Ratio of net investment
 income to average
 net assets (%)                      3.93(4)       4.35       4.19       4.07       4.15

 Portfolio turnover rate (%)        36.16         78.63      97.32     125.24      60.48


(1)  June 7, 1993 (commencement of share class designations) to December 31,
     1993.

(2)  Does not reflect any front-end or contingent deferred sales charge.

(3)  Not annualized.

(4)  Annualized.

                                                  Financial Highlights continued
--------------------------------------------------------------------------------

                                                 Years ended December 31
                                     ---------------------------------------------------
Class C  (formerly Class D)          1993(1)       1994       1995       1996       1997
----------------------------------------------------------------------------------------
 Net asset value,
 beginning of year ($)               8.25          8.43       7.46       8.25       8.10
                                     ----          ----       ----       ----       ----

   Net investment
   income ($)                        0.19          0.34       0.33       0.32       0.34

   Net realized and
   unrealized gain (loss)
   on investments and
   futures contracts ($)             0.23         (0.97)      0.81      (0.14)      0.39
                                     ----          ----       ----       ----       ----

 Total from investment
 operations ($)                      0.42         (0.63)      1.14       0.18       0.73
                                     ----          ----       ----       ----       ----

   Dividends from net
   investment income ($)            (0.18)        (0.33)     (0.35)     (0.33)     (0.33)

   Distributions from
   capital gains ($)                (0.06)        (0.01)        --         --         --
                                     ----          ----       ----       ----       ----

 Total distributions ($)            (0.24)        (0.34)     (0.35)     (0.33)     (0.33)
                                     ----          ----       ----       ----       ----

 Net asset value,
 end of year ($)                     8.43          7.46       8.25       8.10       8.50
                                     ====          ====       ====       ====       ====

 Total return (%)(2)                 5.19(3)      (7.59)     15.58       2.28       9.23

 Ratios/Supplemental Data:

 Net assets at
 end of year
 ($ thousands)                      1,115           958      4,183      2,889      2,836

 Expense ratio (%)                   1.99(4)       1.95       1.88       1.79       1.83

 Ratio of net
 investment income
 to average net assets (%)           3.92(4)       4.31       4.13       4.06       4.16

 Portfolio turnover rate (%)        36.16         78.63      97.32     125.24      60.48

                                                  Years ended December 31
                                     ---------------------------------------------------
Class S (formerly Class C)           1993(1)       1994       1995       1996       1997
----------------------------------------------------------------------------------------
Net asset value,
beginning of year ($)                8.25          8.41       7.45       8.24       8.09
                                     ----          ----       ----       ----       ----

   Net investment income ($)         0.23          0.42       0.40       0.39       0.42

   Net realized and
   unrealized gain (loss) on
   investments and
   futures contracts ($)             0.22         (0.96)      0.81      (0.13)      0.39
                                     ----          ----       ----       ----       ----

 Total from investment
 operations ($)                      0.45         (0.54)      1.21       0.26       0.81
                                     ----          ----       ----       ----       ----

   Dividends from net
   investment income ($)            (0.23)        (0.41)     (0.42)     (0.41)     (0.41)

   Distributions from
   capital gains ($)                (0.06)        (0.01)        --         --         --
                                     ----          ----       ----       ----       ----

 Total distributions ($)            (0.29)        (0.42)     (0.42)     (0.41)     (0.41)
                                     ----          ----       ----       ----       ----

 Net asset value,
 end of year ($)                     8.41          7.45       8.24       8.09       8.49
                                     ====          ====       ====       ====       ====

 Total return (%)(2)                 5.54(3)      (6.56)     16.76       3.30      10.33

 Ratios/Supplemental Data:

 Net assets at
 end of year
 ($ thousands)                        477           334     22,614      8,990      8,817

 Expense ratio (%)                   0.96(4)       0.95       0.88       0.79       0.83

 Ratio of net
 investment income to
 average net assets (%)              4.92(4)       5.26       4.85       5.04       5.15

 Portfolio turnover rate (%)        36.16         78.63      97.32     125.24      60.48

(1)  June 7, 1993 (commencement of share class designations) to December 31,
     1993.

(2)  Does not reflect any front-end or contingent deferred sales charge.

(3)  Not annualized.

(4)  Annualized.

                           Performance and Volatility
--------------------------------------------------------------------------------
                                                  As of December 31, 1997
                                           -------------------------------------
Average Annual Total Return(1)              1 Year       5 Years      10 Years
--------------------------------------------------------------------------------
Class A (%)                                  5.21          5.67          7.70
Class B (%)                                  4.35          5.61          7.83
Class C (%)                                  8.23          5.90          7.82
Class S (%)                                 10.33          6.85          8.30
Lehman Brothers Municipal
  Bond Index (%)                             9.19          7.36          8.58
Lipper General Municipal
  Debt Funds Index (%)                       9.03          6.90          8.29

[bar chart:]

Class A                                 Years ended December 31
Year-by-Year      ----------------------------------------------------------------------
Total Return(1)   1988   1989   1990    1991   1992     1993   1994   1995   1996   1997
--------------------------------------------------------------------------------
                  13.50  9.63   4.84   11.81   9.34    12.11 (6.90)  16.58   2.93   10.17


(1) Fund returns include performance from before the creation of share classes in 1993. Because Classes B and C involve higher marketing/service (12b-1) fees (as described on page 5), performance since that time is somewhat lower for these classes.

--------------------------------------------------------------------------------
[Graphic: Magnifying glass showing magnified words on paper]

Understanding
Performance
and Volatility

The information on the opposite page is designed to show two aspects of the fund's track record:

[bullet] Average annual total return is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate. Average annual total return includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

[bullet] The graph of year-by-year returns shows how volatile the fund has been:
         how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The graph includes the effects of fund expenses, but not sales charges.

Also included are two independent measures of performance. The Lehman Brothers Municipal Bond Index is an unmanaged index of 8,000 fixed-rate investment-grade municipal bonds, all from issues larger than $50 million and with maturities greater than two years. The Lipper General Municipal Debt Funds Index shows the performance of a category of mutual funds with similar goals. The Lipper index, which is also unmanaged, shows you how well the fund has done compared to competing funds.

While the fund does not seek to match the returns or the volatility of any index, these indices can be used as rough guides when gauging the return of this and other investments. When making comparisons, keep in mind that none of the indices includes the effects of sales charges. Also, even if your bond portfolio were identical to the Lehman Brothers Municipal Bond Index, your returns would always be lower, because this index does not include brokerage and administrative expenses.
--------------------------------------------------------------------------------

                                  Your Account
--------------------------------------------------------------------------------
[Graphic: Key]

Opening an Account

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[Graphic: Paper with list of shares, pencil ready to check off choice of share]

Choosing a Share Class

The fund offers four share classes, each with its own sales charge and expense structure.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you

--------------------------------------------------------------------------------
Class A -- Front Load
[bullet] Initial sales charge of 4.5% or less; schedule on page 14

[bullet] Lower sales charges for larger investments; see sidebar on facing page and sales charge schedule

[bullet] Lower annual expenses than Class B or C shares due to lower marketing/service (12b-1) fee of 0.25%

Class B -- Back Load

[bullet] No initial sales charge

[bullet] Deferred sales charge of 5% or less on shares you sell within five years; schedule on page 14

[bullet] Annual marketing/service (12b-1) fee

[bullet] Automatic conversion to Class A shares after eight years, reducing future annual expenses

Class C(1) -- Level Load

[bullet] No initial sales charge

[bullet] Deferred sales charge of 1%, paid if you sell shares within one year of purchase

[bullet] Lower deferred sales charge than Class B shares

[bullet] Annual marketing/service (12b-1) fee

[bullet] No conversion to Class A shares after eight years, so annual expenses do not decrease

(1) Before November 1, 1997, these were designated Class D.
--------------------------------------------------------------------------------
may want to consider Class B shares (if investing for at least five years) or Class C shares (if investing for less than five years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

--------------------------------------------------------------------------------
Class S(2) -- No Load

[bullet] No sales charges of any kind

[bullet] No marketing/service (12b-1) fees; annual expenses are lower than other share classes

[bullet] Available through certain advisory accounts of the investment manager and special programs, including broker programs with record-keeping and other services; these programs usually involve special conditions and separate fees (contact your financial professional for information)

(2) Before November 1, 1997, these were designated Class C.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[Graphic: Magnifying glass showing magnified words on paper]

Class A Sales
Charge Reductions
and Waivers

[bullet] Substantial investments receive lower sales charge rates; see information on the following page.

[bullet] The "right of accumulation" allows you to include your existing State
         Street Research investments (except Money Market Fund Class E shares) as part of your current investment for sales charge purposes.

[bullet] A "letter of intent" allows you to count all investments in this or other State Street Research funds over the next 13 months as if you were making them all at once, for purposes of calculating sales charges.

To take advantage of right of accumulation or letter of intent waivers, consult your financial professional or State Street Research.
------------------------------------------------------------------------------
                                       13

                             Your Account continued
--------------------------------------------------------------------------------
Sales Charges

Class A -- Front Load

when you invest                     this % is           which equals
this amount                          deducted            this % of
                                    for sales             your net
                                      charges            investment
Up to $99,999                          4.50                 4.71
$100,000 - $249,999                    3.50                 3.63
$250,000 - $499,999                    2.50                 2.56
$500,000 - $999,999                    2.00                 2.04
$1 million or more                          see next column

With Class A shares, you pay a sales charge only when you buy shares.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the previous page), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) if you sell any shares you have held for less than one year. Policies regarding the calculation of the CDSC are the same as for Class B.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (contact your financial professional for information).

Class B -- Back Load

                                     this % of net asset value
when you sell shares               at the time of purchase (or
in this year after you                 of sale, if lower) is
bought them                          deducted from your proceeds
-----------------------------------------------------------------
First year                                      5.00
Second year                                     4.00
Third year                                      3.00
Fourth year                                     3.00
Fifth year                                      2.00
Sixth year or later                             None

With Class B shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less, as described in the table above. Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for mandatory retirement distributions or because of disability or death. Consult your financial professional or the State Street Research Service Center.

Class B shares automatically convert to Class A shares after eight years, lowering your annual expenses from that time on.

Class C (Formerly Class D) -- Level Load

                                      this % of net asset value
when you sell shares                 at the time of purchase (or
in this year after you                 of sale, if lower) is
bought them                          deducted from your proceeds
----------------------------------------------------------------
First year                                      1.00

Second year or later                            None

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. Policies regarding the calculation of the CDSC are the same as for Class B.

Class C shares currently have the same annual expenses as Class B shares, but never convert to Class A shares (with their lower annual expenses).

Class S (Formerly Class C) -- No Load
Class S shares have no sales charges or CDSC.

                             Your Account continued
--------------------------------------------------------------------------------
[Graphic: Old-fashioned crank cash register]

Policies for
Buying Shares

Once you have chosen a share class, the next step is to determine the amount you want to invest.

Minimum Initial Investments:

[bullet] $1,000 for accounts that use the Investamatic program

[bullet] $2,500 for all other accounts

Minimum Additional Investments:

[bullet] $50 for any account

Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

Timing of Requests All requests received by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Orders received after 4:00 p.m. will be executed the following day, at that day's closing share price.

Wire Transactions Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. Your bank may charge a fee for wiring money.

                                 Buying Shares
--------------------------------------------------------------------------------

                       To Open an Account             To Add to an Account

Through a Financial    Contact your financial         Contact your financial
Professional           professional.                  professional.
[Graphic: Briefcase]

By Mail                Make your check payable to     Fill out the investment stub
[Graphic: Mail Box]    "State Street Research         from an account statement, or
                       Funds." Forward the check      indicate the fund name and
                       and your application to        account number on your check.
                       State Street Research.         Make your check payable to
                                                      "State Street Research Funds."
                                                      Forward the check and stub to
                                                      State Street Research.

By Federal Funds Wire  Forward your application to    Call State Street Research to
[Graphic: Capitol      State Street Research, then    obtain a control number.
Building]              call to obtain an account      Instruct your bank to wire funds
                       number. Wire funds using the   to:
                       instructions at right.
                                                      [bullet] State Street Bank and
                                                               Trust Company,
                                                               Boston, MA
                                                      [bullet] ABA: 011000028

                                                      [bullet] BNF: fund name and
                                                               share class you want
                                                               to buy

                                                      [bullet] AC: 99029761

                                                      [bullet] OBI: your name and your
                                                               account number

                                                      [bullet] Control: the number
                                                               given to you by
                                                               State Street Research

By Electronic Funds    Verify that your bank is a     Call State Street Research to
Transfer (ACH)         member of the ACH (Automated   verify that the necessary bank
[Graphic: plug]        Clearing House) system.        information is on file for your
                       Forward your application to    account. If it is, you may
                       State Street Research.         request a transfer with the same
                       Please be sure to include      phone call. If not, please ask
                       the appropriate bank           State Street Research to provide
                       information. Call State        you with an EZ Trader application.
                       Street Research to request a
                       purchase.

By Investamatic        Forward your application,      Call State Street Research to
[Graphic: calendar]    with all appropriate           verify that Investamatic is in
                       sections completed, to State   place on your account, or to
                       Street Research, along with    request a form to add it.
                       a check for your initial       Investments are automatic once
                       investment payable to "State   Investamatic is in place.
                       Street Research Funds."

By Exchange            Call State Street Research     Call State Street Research or
[Graphic: arrows       or visit our Web site.         visit our Web site.
pointing in 2
different directions]

State Street Research Service Center  PO Box 8408, Boston, MA 02266-8408

Internet www.ssrfunds.com

Call toll-free: 1-800-562-0032  (business days 8:00 a.m. - 6:00 p.m., eastern time)

                             Your Account continued
--------------------------------------------------------------------------------
[Graphic: Old-fashioned crank adding machine with receipt coming from the top]

Policies for
Selling Shares

Circumstances that Require Written Requests Please submit instructions in writing when any of the following apply:

[bullet] you are selling more than $100,000 worth of shares

[bullet] the name or address on the account has changed within the last 30 days

[bullet] you want the proceeds to go to a name or address not on the account registration

[bullet] you are transferring shares to an account with a different registration or share class

[bullet] you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

         corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

Incomplete Sell Requests State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

Timing of Requests All requests received in good order by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Requests received after 4:00 p.m. will be executed the following day, at that day's closing share price.

Wire Transactions Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

Selling Recently Purchased Shares If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

Selling Shares
--------------------------------------------------------------------------------
                        To Sell Some or All of Your Shares


                        Contact your financial professional.

Through a Financial
Professional
[Graphic: Briefcase]

By Mail                 Send a letter of instruction, an endorsed stock
[Graphic: Mailbox]      power or share certificates (if you hold
                        certificate shares) to State Street Research.
                        Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required (see facing page).

By Federal              Check with State Street Research to make sure that
Funds Wire              a wire redemption privilege, including a bank
[Graphic: Capitol       designation, is in place on your account. Once
 Building]              this is established, you may place your request
                        to sell shares with State Street Research.
                        Proceeds will be wired to your pre-designated bank account. (See "Wire Transactions" on facing page.)

By Electronic Funds     Check with State Street Research to make sure that
Transfer(ACH)           the EZ Trader feature, including a bank
[Graphic: plug]         designation, is in place on your account. Once
                        this is established, you may place your request to sell shares with State Street Research. Proceeds will be sent to your pre-designated bank account.

By Telephone            As long as the transaction does not require a
[Graphic: telephone]    written request (see facing page), you or your
                        financial professional can sell shares by calling
                        State Street Research. A check will be mailed to you on the following business day.

By Exchange             Read the prospectus for the fund into which you
[Graphic: arrows        are exchanging. Call State Street Research or
pointing in 2           visit our Web site.
different directions]

By Systematic           See plan information on page 23.
Withdrawal Plan
[Graphic: calendar]

State Street Research Service Center  PO Box 8408, Boston, MA 02266-8408

Internet www.ssrfunds.com

Call toll-free: 1-800-562-0032  (business days 8:00 a.m. - 6:00 p.m., eastern time)

                             Your Account continued
--------------------------------------------------------------------------------
Account Policies

[Graphic: Stack of papers]

The Fund's Business Hours The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

Calculating Share Price The fund calculates its net asset value per share (NAV) every business day at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. eastern time). Each class's share price is calculated by dividing its net assets by the number of its shares outstanding.

Telephone Requests When you open an account you automatically receive telephone privileges, allowing you to place requests on your account by telephone. Your financial professional can also use these privileges to request exchanges on your account and, with your written permission, redemptions. For your protection, all telephone calls are recorded.

As long as State Street Research takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time.

Exchange Privileges There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class as your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

Accounts with Low Balances If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or may deduct an annual maintenance fee (currently $18).

Reinstating Recently Sold Shares For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

Distributions and Taxes

[Graphic: "Uncle Sam"]

Income and Capital Gains Distributions The fund distributes its net income and net capital gains to shareholders. Using projections of its future income, the fund declares dividends daily and pays them monthly. Net capital gains, if any, are distributed in December.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

                             Your Account continued

-------------------------------------------------------------------------------
[Graphic: Magnifying glass showing magnified words on paper]

The Alternative Minimum Tax

The Alternative Minimum Tax (AMT) is a federal tax that could affect you if you are a high-income individual who would pay comparatively little tax under the ordinary tax schedules -- for example, because you have significant deductions or certain types of tax-free income.

Interest from industrial revenue bonds and other so-called private activity bonds is generally subject to AMT; because of this, the fund does not invest more than 20% of its net assets in these securities. For corporations, all tax-exempt interest is considered in calculating AMT.
-------------------------------------------------------------------------------

Tax Effects of Distributions and Transactions As a general rule, the fund's income distributions are exempt from federal income tax for all investors (including corporations). A small portion of these distributions may be exempt from state or local personal income taxes; these exemptions, if any, will vary from state to state. You may have federal or state tax liability to the extent that the fund earns income from non-tax-exempt securities or realizes net capital gains. In addition, even tax-exempt income may be subject to the federal alternative minimum tax (see sidebar).

In general, any taxable income distributions and short-term capital gain distributions are taxable as ordinary income. Distributions of other capital gains are generally taxable as capital gains. This is true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash.

Every year, the fund will send you information detailing the amount of federal, state and city tax-exempt income distributed to you during the previous year, as well as taxable ordinary income and capital gains.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

Backup Withholding By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

Investor Services

[Graphic: 2 hands]

Investamatic Program Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments, and you can skip an investment with three days notice. Not available with Class S shares.

Systematic Withdrawal Plan This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 8% of your fund assets a year without incurring any contingent deferred sales charges. Certain terms and minimums apply.

Dividend Allocation Plan This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

Automatic Bank Connection This plan lets you route any distributions or Systematic Withdrawal Plan payments directly to your bank account.

State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees. Call 1-800-562-0032 for information on retirement plans or any of the services described above.

                                  Fund Details
--------------------------------------------------------------------------------
[Graphic: top of Ionic column]

Business Structure Formed in 1985, the fund is a diversified series of State Street Research Tax-Exempt Trust, an open-end management investment company that is organized as a Massachusetts business trust. A board of trustees representing shareholder interests oversees the fund's operations, including the hiring of the investment manager and other service providers.

The fund does not hold regular shareholder meetings, but may call meetings when matters arise that require shareholder approval. These may include amendments to the investment management agreement, the election of trustees or proposed changes in the fund's fundamental goal, which cannot be changed without shareholder approval.

The investment manager is responsible for the fund's investment and business activities, and receives the management fee as compensation (0.55% of fund assets, annually). The investment manager and the distributor are subsidiaries of Metropolitan Life Insurance Company.

Brokers for Portfolio Trades

When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider a broker's sales of fund shares.

Investment Manager

State Street Research & Management Company
One Financial Center, Boston, MA 02111

Distributor

State Street Research Investment Services, Inc.
One Financial Center, Boston, MA 02111

Service Center

State Street Research Service Center
P.O. Box 8408, Boston, MA 02266

Custodian

State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

Dealer Compensation

[Graphic: check]

Dealers who sell shares of the fund and perform services for fund investors receive sales commissions and annual fees. These are paid by the fund's distributor, using money from sales charges, marketing/service (12b-1) fees and its other resources.

Maximum Dealer Compensation         Class A     Class B     Class C     Class S
--------------------------------------------------------------------------------
Initial commission (%)                 --        4.00        1.00        0.00
Investments up to $100,000 (%)       4.00          --          --          --
$100,000 - $249,999 (%)              3.00          --          --          --
$250,000 - $499,999 (%)              2.00          --          --          --
$500,000 - $999,999 (%)              1.75          --          --          --
First $1-3 million (%)               1.00(1)       --          --          --
Next $2 million (%)                  0.50(1)       --          --          --
Next $1 and above (%)                0.25(1)       --          --          --
Annual fee (%)                       0.25        0.25        0.90         0.00

Additional Policies Please note that the fund maintains additional policies and reserves certain rights, including:

[bullet] The fund may vary its initial or additional investments in the case of exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs.

[bullet] All orders to purchase shares are subject to acceptance by the fund.

[bullet] At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares.

[bullet] To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly.

[bullet] Dealers may impose a transaction fee on the purchase or sale of shares by shareholders.

[bullet] The distributor may pay its affiliate MetLife Securities, Inc.
         additional compensation of up to 0.25% of certain sales or assets.

(1) If your broker declines this commission, the one-year CDSC on your investment is waived.

                           Other Securities and Risks
--------------------------------------------------------------------------------
Other Securities and Risks

 [Graphic: Stock certificates]

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 2. Below are brief descriptions of other securities and practices, along with their associated risks. A table of limitations follows.

Limited Obligation Securities Certain municipal securities are not general obligations of their issuers, meaning that in the event of a default or termination the securities holders may have limited recourse. These securities may include:

[bullet] lease obligations and installment contracts: issued by government entities to obtain funds to lease or acquire equipment and other property

[bullet] project finance obligations: issued in connection with the financing of infrastructure projects, such as toll roads or housing projects

[bullet] industrial revenue bonds: issued in the name of a public authority to finance infrastructure used by a private entity (these are generally obligations of the private entity, not the issuer)

Restricted and Illiquid Securities Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

Derivatives Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security or an index. Depending on a derivative's issuer and structure, its income may be taxable or tax-exempt to shareholders. The fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). The fund may also use derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With all derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

Securities Lending The fund may seek additional income by lending portfolio securities to qualified institutions. By reinvesting collateral it receives in these transactions, the fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the fund could lose money.

When-issued Securities The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be anytime from a few days to over a year.

Short-term Trading While the fund ordinarily does not trade securities for short-term profits, it will sell any security at the time it believes best, which may result in short-term trading. Short-term trading can increase the fund's transaction costs and may increase your tax liability.

Repurchase Agreements The fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the fund could lose money.

                      Other Securities and Risks continued
--------------------------------------------------------------------------------
Zero (or Step) Coupons A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the fund and the fund is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the fund to liquidate portfolio securities at a disadvantageous time.

Defensive Investing During unusual market conditions, the fund may place up to 100% of total assets in cash or quality short-term debt securities.

Investment Limitations
                                    Limitation at the time of investment
                                 --------------------------------------------
Practice                         % of total assets            % of net assets
--------------------------------------------------------------------------------
Investing in securities of
any given issuer (other
than the U.S. government
and its agencies)(1)                   5(2)                          --

Investing in securities of
issuers conducting
principal activities in
same state (other than
the U.S. government and
its agencies)(1)(3)                     25                           --

Lending securities                    33-1/3                         --

Lending money(1)                    Prohibited                       --

Repurchase agreements                   --                          30(3)

Swap arrangements                       --                            5



Security
--------------------------------------------------------------------------------
Commodity futures contracts
and options contracts
(for non-hedging purposes)              --                          5(4)

Other options contracts
(for non-hedging purposes)              --                          5(4)

Illiquid securities                     --                         15(5)

Restricted securities                 10(6)                         --

(1)  Fundamental policy; may not be changed without shareholder approval.

(2) Applies only to 75% of fund's total assets. The fund is also prohibited from investing in more than 10% of an issuer's voting securities.

(3) Does not include repurchase agreements involving U.S. government securities.

(4) Initial margin deposits plus premiums may not exceed 5% of the market value of the fund's net assets in non-hedging transactions. No limits apply when used in hedging strategies.

(5)  Includes repurchase agreements extending over more than seven days.

(6)  Does not include Rule 144A securities.

Notes
--------------------------------------------------------------------------------
                                       29

[Back Cover]
                           For Additional Information
--------------------------------------------------------------------------------
You can obtain a free copy of the
current annual/semiannual report
or SAI by contacting:

[State Street Research logo]

Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-800-562-0032
Internet: www.ssrfunds.com

Or you can visit the SEC Web site at:
www.sec.gov

You can find additional information on the fund's structure and its performance in the following documents:

Annual/Semiannual Reports While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants.

Statement of Additional Information (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. It also includes the most recent annual report and the independent accountants' report. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).


                                                prospectus
                                                --------------
Control Number: 4708-980428(0599)SSR-LD         TE-965E-598IBS

[State Street Research logo]
New York Tax-Free Fund

This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

Although these securities have been registered with the Securities and Exchange Commission, the commission has not judged them for investment merit and does not guarantee the accuracy or adequacy of the information in this prospectus. Anyone who informs you otherwise is committing a federal crime.

A municipal bond fund seeking tax-free income for New York State taxpayers.

Prospectus
May 1, 1998

                                                          Who May Want To Invest
--------------------------------------------------------------------------------
State Street Research New York Tax-Free Fund is designed for New York State taxpayers seeking one or more of the following:

[bullet] high current income that is exempt from federal, New York State and City income taxes

[bullet] a diversified portfolio of municipal securities

[bullet] a fund to complement a portfolio of more aggressive investments

The fund is not appropriate for investors who:

[bullet] want an investment for a tax-advantaged account such as an IRA or 401(k)

[bullet] do not pay personal income taxes in New York State

[bullet] want to avoid even moderate volatility or potential losses

[bullet] are seeking high growth or maximum income

[bullet] are investing emergency reserve money

The fund's shares will rise and fall in value. There is a risk that you could lose money by investing in the fund.

The fund cannot be certain that it will achieve its goal.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

Contents
--------------------------------------------------------------------------------
        2       The Fund
                --------
                The fund's goal and strategy, main
                risks, expenses and performance,
                plus financial highlights

        12      Your Account
                ------------
                Managing your State Street Research
                investments

        12      Opening an Account

        12      Choosing a Share Class

        14      Sales Charges

        16      Policies for Buying Shares

        18      Policies for Selling Shares

        20      Account Policies

        21      Distributions and Taxes

        23      Investor Services

        24      Fund Details
                ------------
                The fund's business structure
                and dealer compensation, plus
                additional policies

        26      Other Securities and Risks
                --------------------------
                Information on additional
                portfolio securities and
                practices, and the risks
                associated with them

Back Cover      For Additional Information

The Fund

[Graphic: Chess piece--Knight]

Goal and Strategy

Fundamental Goal The fund seeks a high level of interest income exempt from federal income taxes and New York State and New York City personal income taxes.

Strategy Under normal market conditions, the fund invests at least 80% of net assets in securities whose interest income is free from certain taxes as described in the fund's goal, and that are investment grade at the time the fund buys them. These securities are typically bonds issued by the State of New York, its counties, cities, towns and public authorities. They may also be securities of issuers with special tax status, such as the Commonwealth of Puerto Rico. The fund may invest up to 20% of net assets in other securities, including junk bonds of similar issuers (that is, bonds that are in or below the Standard & Poor's BB or Moody's Ba major rating categories).

When bonds are rated by one or more independent rating agencies, the fund uses these ratings to determine bond quality. In cases where a bond is rated in conflicting categories by different rating agencies, the fund may choose to follow the higher rating. If a bond is unrated, the fund may assign it to a given category based on its own credit research. The fund may invest up to 25% of net assets in unrated bonds.

In managing its portfolio, the fund focuses on security selection, using proprietary research to identify those individual bonds that offer higher yields or higher potential total return than others that appear to be of comparable credit quality. The fund may invest in securities of any maturity, and may invest in certain securities, such as municipal lease obligations and industrial revenue bonds, that may have different risks than ordinary municipal bonds.

The fund may adjust the composition of its portfolio as market conditions and economic outlooks change. For more information about the fund's investments and practices, see page 26.

[Graphic: Traffic Caution sign (arrows point in different directions)]

Portfolio Risks

Because the fund invests primarily in bonds and other fixed income securities, its major risks are those of bond investing, including the tendency of prices to fall when interest rates rise. Such a fall would lower the fund's share price and the value of your investment.

Bond prices in general tend to move in the opposite direction from interest rates, for the reason that new bonds issued after a rise in rates will offer higher yields to investors; the only way an existing bond with a lower yield can appear attractive to investors is by selling at a lower price. (This principle works in reverse as well: a fall in interest rates will tend to cause a rise in bond prices).

[Graphic: Magnifying glass showing magnified words on paper]
-------------------------------------------------------------------------------
Municipal Bonds
and Taxes

The municipal bond category is defined as including securities issued by municipalities as well as states and various agencies and authorities.

Some of these bonds are backed by the issuer's authority to levy taxes and are considered an obligation of the issuer (hence the name "general obligation bonds"). Other bonds are issued to raise money for a particular project -- for example, a water system or a toll road -- and are backed by revenues earned by that project ("revenue bonds"). So-called industrial revenue bonds are typically issued by municipal issuers on behalf of private companies. Because revenue bonds are backed only by income from a certain source and may not be an obligation of the issuer itself, they may be less creditworthy than general obligation bonds -- a fact that is usually reflected in their ratings.

The federal government allows the interest from municipal bonds to be tax-exempt in order to make it easier for municipalities to finance public projects. Investors in municipal bonds thus play a role in helping to finance roads, hospitals and other public facilities.
-------------------------------------------------------------------------------

                                                              The Fund continued
--------------------------------------------------------------------------------
Because most of the fund's securities are from the State of New York, the fund's performance may be affected by political and economic conditions at the state or local level. These may include state or city budgetary problems, declines in the tax base and other factors that may cause rating agencies to downgrade the credit ratings on certain issues. Actual or proposed changes in tax rates, regulations or federal programs could also affect your net return on investment. The issuer of any bond, particularly a junk bond, could default on principal or interest payments, which would cause a loss for the fund. Lower-rated bonds also tend to be more sensitive to economic changes and may increase the volatility of the fund's share price.

The success of the fund's investment strategy depends largely on the portfolio manager's skill in assessing the direction and impact of interest rate movements and the creditworthiness of the fund's securities.

Information on other securities and risks appears on page 26.

A "snapshot" of the fund's investments may be found in the current annual or semiannual report (see back cover).

[Graphic: "The Thinker" statue]

Investment Management

The fund's investment manager is State Street Research & Management Company. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has more than $__ billion in assets under management (as of [DATE]), including more than $___ billion in mutual funds.

Paul J. Clifford, Jr. has been responsible for the fund's day-to-day portfolio management since March 1993. A vice president, he joined the firm in 1989 and has worked as an investment professional since 1986.

                               Investor Expenses
--------------------------------------------------------------------------------
Class descriptions begin on page 12

Shareholder fees are paid directly by investors.

Shareholder Fees
(% of offering price)(1)        Class A     Class B    Class C(2)   Class S(2)
--------------------------------------------------------------------------------
Maximum front-end sales charge   4.50        0.00       0.00         0.00
Maximum deferred sales charge    0.00(3)     5.00       1.00         0.00

Annual fund expenses are deducted from fund assets.

Annual Fund Expenses
(% of average net assets)       Class A     Class B    Class C      Class S
--------------------------------------------------------------------------------
Management fee                   0.55        0.55       0.55        0.55
Marketing/service (12b-1)
fees(4)                          0.25        1.00       1.00        0.00
Other expenses, after
voluntary reduction(5)           0.30        0.30       0.30        0.30
                                 ----        ----       ----        ----
Total annual fund expenses       1.10        1.85       1.85        0.85
                                 ====        ====       ====        ====

Example Here is what you would pay if you invested $1,000 over the years indicated. The example is for comparison only and does not represent the fund's actual expenses, either past or future(6).

Year              Class A       Class B(7)        Class C(7)          Class S
--------------------------------------------------------------------------------

1                  $56           $69/$19           $29/$19              $9
3                  $78           $88/$58           $58/$58             $27
5                 $103         $120/$100         $100/$100             $47
10                $173         $197/$197         $217/$217            $105

(1)  Not charged on reinvestments or exchanges.

(2) Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C.

(3)  Except for investments of $1 million or more; see page 14.

(4) For share classes that have 12b-1 fees, long-term shareholders may pay more than the equivalent of the regulatory maximum sales charge.

(5) Without reduction, other expenses would have been 0.46%, 0.46%, 0.46% and 0.46%; and total expenses would have been 1.26%, 2.01%, 2.01% and 1.01% for class A, B, C and S, respectively. If the subsidy is reduced or elminated, which could happen at any time, performance would be reduced accordingly.

(6) Example assumes dividend reinvestment, hypothetical 5% annual return, maximum applicable sales charges and conversion of Class B shares to Class A after eight years.

(7) The first number assumes you sold all your shares at the end of the period, the second assumes you stayed in the fund.

                              Financial Highlights
--------------------------------------------------------------------------------
The information in these tables has been audited by Price Waterhouse LLP, the fund's independent accountants. The top section of each table shows information for a single share of the fund. Total return figures assume reinvestment of all distributions.

                                             Years ended December 31
                                 -------------------------------------------------------
Class A                              1993(1)      1994        1995       1996      1997
----------------------------------------------------------------------------------------
 Net asset value,
 beginning of year ($)               8.20          8.43       7.53       8.23       8.13
                                     ----          ----       ----       ----       ----

   Net investment income ($)         0.22          0.40       0.40       0.38       0.39

   Net realized and
   unrealized gain (loss)
   on investments and
   futures contracts ($)             0.25         (0.90)      0.71      (0.09)      0.35
                                     ----          ----       ----       ----       ----

 Total from investment
   operations ($)                    0.47         (0.50)      1.11       0.29       0.74
                                     ----          ----       ----       ----       ----

   Dividends from net
   investment income ($)            (0.22)        (0.39)     (0.41)     (0.39)     (0.39)

   Distributions from
   capital gains ($)                (0.02)        (0.01)        --         --         --
                                     ----          ----       ----       ----       ----

 Total distributions ($)            (0.24)        (0.40)     (0.41)     (0.39)     (0.39)
                                     ----          ----       ----       ----       ----

 Net asset value,
 end of year ($)                     8.43          7.53       8.23       8.13       8.48
                                     ====          ====       ====       ====       ====

 Total return (%)(2)                 5.79(3)      (6.04)     15.11       3.68       9.22

 Ratios/Supplemental Data:

 Net assets at end of year
 ($ thousands)                     15,175        18,214     20,043     19,636     20,193

 Expense ratio (%)*                  1.10(4)       1.10       1.10       1.10       1.10

 Ratio of net investment
 income to average
 net assets (%)*                     4.68(4)       5.07       5.07       4.76       4.88

 Portfolio turnover rate (%)        33.11         64.80     109.74      89.14      50.92

 *Reflects voluntary assumption
  of fees or expenses per
  share in each year ($)             0.01          0.03       0.02       0.01       0.01

                                           Years ended December 31
                                 --------------------------------------------------------
Class B                             1993(1)        1994       1995       1996       1997
-----------------------------------------------------------------------------------------
 Net asset value,
 beginning of year ($)               8.20          8.43       7.53       8.23       8.13
                                     ----          ----       ----       ----       ----

   Net investment income ($)         0.19          0.34       0.34       0.32       0.33

   Net realized and
   unrealized gain (loss) on
   investments and futures
   contracts ($)                     0.25         (0.90)      0.71      (0.09)      0.35
                                     ----          ----       ----       ----       ----

 Total from investment
 operations ($)                      0.44         (0.56)      1.05       0.23       0.68
                                     ----          ----       ----       ----       ----

   Dividends from net
   investment income ($)            (0.19)        (0.33)     (0.35)     (0.33)     (0.33)

   Distributions from
   capital gains ($)                (0.02)        (0.01)        --         --         --
                                     ----          ----       ----       ----       ----

 Total distributions ($)            (0.21)        (0.34)     (0.35)     (0.33)     (0.33)
                                     ----          ----       ----       ----       ----

 Net asset value,
 end of year ($)                     8.43          7.53       8.23       8.13       8.48
                                     ====          ====       ====       ====       ====

 Total return (%)(2)                 5.35(3)      (6.74)     14.26       2.91       8.41

 Ratios/Supplemental Data:

 Net assets at end of year
 ($ thousands)                      7,567        12,131     15,084     19,824     17,426

 Expense ratio (%)*                  1.85(4)       1.85       1.85       1.85       1.85

 Ratio of net investment
 income to average
 net assets (%)*                     3.93(4)       4.34       4.32       4.01       4.12

 Portfolio turnover rate (%)        33.11         64.80     109.74      89.14      50.92

 *Reflects voluntary
  assumption of fees
  or expenses per share
  in each year ($)                   0.01          0.03       0.02       0.01       0.01

(1)  June 7, 1993 (commencement of share class designations) to December 31,
     1993.

(2) Does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the distributor and its affiliates had not voluntarily assumed a portion of the fund's expenses.

(3)  Not annualized.

(4)  Annualized.

                         Financial Highlights continued
--------------------------------------------------------------------------------

                                               Years ended December 31
                                 --------------------------------------------------------
Class C (formerly Class D)          1993(1)        1994       1995       1996       1997
-----------------------------------------------------------------------------------------
 Net asset value,
 beginning of year ($)               8.20          8.44       7.53       8.23       8.13
                                     ----          ----       ----       ----       ----

   Net investment income ($)         0.19          0.34       0.35       0.32       0.34

   Net realized and
   unrealized gain (loss) on
   investments and futures
   contracts ($)                     0.25         (0.91)      0.70      (0.09)      0.35
                                      ----          ----       ----       ----       ----

 Total from investment
 operations ($)                      0.44         (0.57)      1.05       0.23       0.67
                                     ----          ----       ----       ----       ----

   Dividends from net
   investment income ($)            (0.18)        (0.33)     (0.35)     (0.33)     (0.33)

   Distributions from
   capital gains ($)                (0.02)        (0.01)        --         --         --
                                     ----          ----       ----       ----       ----

 Total distributions ($)            (0.20)        (0.34)     (0.35)     (0.33)     (0.33)
                                     ----          ----       ----       ----       ----

 Net asset value,
 end of year ($)                     8.44          7.53       8.23       8.13       8.49
                                     ====          ====       ====       ====       ====

 Total return (%)(3)                 5.46(4)      (6.86)     14.25       2.90       8.53

 Ratios/Supplemental Data:

 Net assets at end of year
 ($ thousands)                        821           774        651        622        805

 Expense ratio (%)*                  1.85(5)       1.85       1.85       1.85       1.85

 Ratio of net investment
 income to average
 net assets (%)*                     3.94(5)       4.31       4.35       4.03       4.11

 Portfolio turnover rate (%)        33.11         64.80     109.74      89.14      50.92

 *Reflects voluntary
  assumption of fees
  or expenses per share
  in each year ($)                   0.01          0.03       0.02       0.01       0.01

                                                                Years ended December 31
                                 -------------------------------------------------------------------------------------------------
Class S (formerly Class C)        1989(2)       1990       1991       1992       1993       1994       1995       1996       1997
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value,
 beginning of year ($)            7.40          7.32       7.11       7.61       7.84       8.44       7.54       8.24       8.14
                                  ----          ----       ----       ----       ----       ----       ----       ----       ----

   Net investme
/ nt income ($)      0.20          0.45       0.45       0.44       0.42       0.42       0.42       0.40       0.43

   Net realized and
   unrealized gain (loss) on
   investments and
   futures contracts ($)         (0.08)        (0.22)      0.51       0.23       0.62      (0.90)      0.71      (0.09)      0.33
                                  ----          ----       ----       ----       ----       ----       ----       ----       ----

 Total from investment
 operations ($)                   0.12          0.23       0.96       0.67       1.04      (0.48)      1.13       0.31       0.76
                                  ----          ----       ----       ----       ----       ----       ----       ----       ----

   Dividends from net
   investment income ($)         (0.20)        (0.44)     (0.46)     (0.44)     (0.42)     (0.41)     (0.43)     (0.41)     (0.41)

   Distributions from
   capital gains ($)                --            --         --         --      (0.02)     (0.01)        --         --         --
                                  ----          ----       ----       ----       ----       ----       ----       ----       ----

 Total distributions ($)         (0.20)        (0.44)     (0.46)     (0.44)     (0.44)     (0.42)     (0.43)     (0.41)     (0.41)
                                  ----          ----       ----       ----       ----       ----       ----       ----       ----

 Net asset value,
 end of year ($)                  7.32          7.11       7.61       7.84       8.44       7.54       8.24       8.14       8.49
                                  ====          ====       ====       ====       ====       ====       ====       ====       ====

 Total return (%)(2)              1.72(4)       3.32      13.88       9.08      13.46      (5.79)     15.37       3.93       9.48

 Ratios/Supplemental Data:

 Net assets at end
 of year ($ thousands)           8,154        12,620     21,512     41,558     56,515     40,750     38,757     34,050     31,759

 Expense ratio (%)*               0.85(5)       0.85       0.85       0.85       0.85       0.85       0.85       0.85       0.85

 Ratio of net
 investment income to
 average net assets (%)*          5.84(5)       6.39       6.21       5.71       5.10       5.29       5.33       5.01       5.13

 Portfolio turnover rate (%)      0.00         35.54      30.24      29.39      33.11      64.80     109.74      89.14      50.92

 *Reflects voluntary
 assumption of fees or
 expenses per share
 in each year ($)                 0.06          0.07       0.05       0.02       0.01       0.03       0.02       0.01       0.01

(1)  June 7, 1993 (commencement of share class designations) to December 31,
     1993.

(2)  July 5, 1989 (commencement of operations) to December 31, 1989.

(3) Does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the distributor and its affiliates had not voluntarily assumed a porton of the fund's expenses.

(4)  Not annualized.

(5)  Annualized.
                                       9

                           Performance and Volatility
--------------------------------------------------------------------------------
                                         As of December 31, 1997
                                 -------------------------------------------
Average Annual Total Return(1)   1 Year        5 Years     Since Inception*
----------------------------------------------------------------------------
 Class A (%)                       4.31         5.77            6.65
 Class B (%)                       3.41         5.71            6.80
 Class C (%)                       7.53         6.04            6.81
 Class S (%)                       9.48         7.01            7.38
 Lehman Brothers New York
 Municipal Bond Index (%)          9.19         7.36            8.11
 Lipper New York Municipal
 Debt Funds Index (%)              8.75         6.46            7.45

[bar graph:]


Class A                                   Years ended December 31
Year-by-Year        --------------------------------------------------------------------
Total Return(1)     1989*   1990    1991    1992    1993    1994    1995     1996   1997
----------------------------------------------------------------------------------------
                    1.72    3.32    13.88   9.08    13.19   (6.04)  15.11    3.68   9.22

1) Fund returns include performance from before the creation of share classes in 1993. Because Classes A, B and C involve higher marketing/service (12b-1) fees (as described on page 5), performance since that time is somewhat lower for these classes.

*Since inception (7/5/89)

-------------------------------------------------------------------------------
[Graphic: Magnifying glass showing magnified words on paper]

Understanding
Performance
and Volatility

The information on the opposite page is designed to show two aspects of the fund's track record:

[bullet] Average annual total return is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate. Average annual total return includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

[bullet] The graph of year-by-year returns shows how volatile the fund has been:
         how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The graph includes the effects of fund expenses, but not sales charges.

Also included are two independent measures of performance. The Lehman Brothers New York Municipal Bond Index is an unmanaged index of 8,000 fixed-rate investment-grade municipal bonds, all from New York issues larger than $50 million and with maturities greater than two years. The Lipper New York Municipal Debt Funds Index shows the performance of a category of mutual funds with similar goals. The Lipper index, which is also unmanaged, shows you how well the fund has done compared to competing funds.

While the fund does not seek to match the returns or the volatility of any index, these indices can be used as rough guides when gauging the return of this and other investments. When making comparisons, keep in mind that none of the indices includes the effects of sales charges. Also, even if your bond portfolio were identical to the Lehman Brothers New York Municipal Bond Index, your returns would always be lower, because this index does not include brokerage and administrative expenses.
-------------------------------------------------------------------------------

                                  Your Account
--------------------------------------------------------------------------------
[Graphic: Key]

Opening an Account

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[Graphic: Paper with list of shares, pencil ready to check off choice of share]

Choosing a Share Class

The fund offers four share classes, each with its own sales charge and expense structure.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you

-------------------------------------------------------------------------------
Class A -- Front Load

[bullet] Initial sales charge of 4.5% or less; schedule on page 14

[bullet] Lower sales charges for larger investments; see sidebar on facing page and sales charge schedule

[bullet] Lower annual expenses than Class B or C shares due to lower marketing/service (12b-1) fee of 0.25%

Class B -- Back Load

[bullet] No initial sales charge

[bullet] Deferred sales charge of 5% or less on shares you sell within five years; schedule on page 14

[bullet] Annual marketing/service (12b-1) fee

[bullet] Automatic conversion to Class A shares after eight years, reducing future annual expenses


Class C(1) -- Level Load

[bullet] No initial sales charge

[bullet] Deferred sales charge of 1%, paid if you sell shares within one year of purchase

[bullet] Lower deferred sales charge than Class B shares

[bullet] Annual marketing/service (12b-1) fee

[bullet] No conversion to Class A shares after eight years, so annual expenses do not decrease

(1) Before November 1, 1997, these were designated Class D.
-------------------------------------------------------------------------------
may want to consider Class B shares (if investing for at least five years) or Class C shares (if investing for less than five years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

-------------------------------------------------------------------------------
Class S(2) -- No Load

[bullet] No sales charges of any kind

[bullet] No marketing/service (12b-1) fees; annual expenses are lower than other share classes


[bullet] Available through certain advisory accounts of the investment manager and special programs, including broker programs with record-keeping and other services; these programs usually involve special conditions and separate fees (contact your financial professional for information)


(2) Before November 1, 1997, these were designated Class C.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
[Graphic: Magnifying glass showing magnified words on paper]

Class A Sales
Charge Reductions
and Waivers

[bullet] Substantial investments receive lower sales charge rates; see information on the following page.

[bullet] The "right of accumulation" allows you to include your existing State
         Street Research investments (except Money Market Fund Class E shares) as part of your current investment for sales charge purposes.

[bullet] A "letter of intent" allows you to count all investments in this or other State Street Research funds over the next 13 months as if you were making them all at once, for purposes of calculating sales charges.

To take advantage of right of accumulation or letter of intent waivers, consult your financial professional or State Street Research.
-------------------------------------------------------------------------------

                             Your Account continued
--------------------------------------------------------------------------------
Sales Charges

Class A -- Front Load

when you invest                    this % is      which equals
this amount                        deducted        this % of
                                  for sales         your net
                                   charges         investment
--------------------------------------------------------------------------
Up to $99,999                       4.50              4.71
$100,000 - $249,999                 3.50              3.63
$250,000 - $499,999                 2.50              2.56
$500,000 - $999,999                 2.00              2.04
$1 million or more                      see next column

With Class A shares, you pay a sales charge only when you buy shares.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the previous page), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) if you sell any shares you have held for less than one year. Policies regarding the calculation of the CDSC are the same as for Class B.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (contact your financial professional for information).

Class B -- Back Load

                                           this % of net asset value
when you sell shares                      at the time of purchase (or
in this year after you                       of sale, if lower) is
bought them                               deducted from your proceeds
--------------------------------------------------------------------------
First year                                            5.00
Second year                                           4.00
Third year                                            3.00
Fourth year                                           3.00
Fifth year                                            2.00
Sixth year or later                                   None

With Class B shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less, as described in the table above. Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for mandatory retirement distributions or because of disability or death. Consult your financial professional or the State Street Research Service Center.

Class B shares automatically convert to Class A shares after eight years, lowering your annual expenses from that time on.

Class C (Formerly Class D) -- Level Load

                                  this % of net asset value
when you sell shares               at the time of purchase (or
in this year after you               of sale, if lower) is
bought them                        deducted from your proceeds
--------------------------------------------------------------------------

First year                                     1.00
Second year or later                           None

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. Policies regarding the calculation of the CDSC are the same as for Class B.

Class C shares currently have the same annual expenses as Class B shares, but never convert to Class A shares (with their lower annual expenses).

Class S (Formerly Class C) -- No Load

Class S shares have no sales charges or CDSC.

                             Your Account continued
--------------------------------------------------------------------------------
[Graphic: Old-fashioned crank cash register]

Policies for
Buying Shares

Once you have chosen a share class, the next step is to determine the amount you want to invest.

Minimum Initial Investments:

[bullet] $1,000 for accounts that use the Investamatic program

[bullet] $2,500 for all other accounts

Minimum Additional Investments:

[bullet] $50 for any account

Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

Timing of Requests All requests received by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Orders received after 4:00 p.m. will be executed the following day, at that day's closing share price.

Wire Transactions Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. Your bank may charge a fee for wiring money.

                                 Buying Shares
--------------------------------------------------------------------------------

                       To Open an Account             To Add to an Account

Through a Financial    Contact your financial         Contact your financial
Professional           professional.                  professional.
[Graphic: Briefcase]

By Mail                Make your check payable to     Fill out the investment stub
[Graphic: Mail Box]    "State Street Research         from an account statement, or
                       Funds." Forward the check      indicate the fund name and
                       and your application to        account number on your check.
                       State Street Research.         Make your check payable to
                                                      "State Street Research Funds."
                                                      Forward the check and stub to
                                                      State Street Research.

By Federal Funds Wire  Forward your application to    Call State Street Research to
[Graphic: Capitol      State Street Research, then    obtain a control number.
Building]              call to obtain an account      Instruct your bank to wire funds
                       number. Wire funds using the   to:
                       instructions at right.
                                                      [bullet] State Street Bank and
                                                               Trust Company,
                                                               Boston, MA

                                                      [bullet] ABA: 011000028

                                                      [bullet] BNF: fund name and
                                                               share class you want
                                                               to buy

                                                      [bullet] AC: 99029761

                                                      [bullet] OBI: your name and your
                                                               account number

                                                      [bullet] Control: the number
                                                               given to you by
                                                               State Street Research

By Electronic Funds    Verify that your bank is a     Call State Street Research to
Transfer (ACH)         member of the ACH (Automated   verify that the necessary bank
[Graphic: plug]        Clearing House) system.        information is on file for your
                       Forward your application to    account. If it is, you may
                       State Street Research.         request a transfer with the same
                       Please be sure to include      phone call. If not, please ask
                       the appropriate bank           State Street Research to provide
                       information. Call State        you with an EZ Trader application.
                       Street Research to request a
                       purchase.

By Investamatic        Forward your application,      Call State Street Research to
[Graphic: calendar]    with all appropriate           verify that Investamatic is in
                       sections completed, to State   place on your account, or to
                       Street Research, along with    request a form to add it.
                       a check for your initial       Investments are automatic once
                       investment payable to "State   Investamatic is in place.
                       Street Research Funds."

By Exchange            Call State Street Research     Call State Street Research or
[Graphic: arrows       or visit our Web site.         visit our Web site.
pointing in 2
different directions]

State Street Research Service Center  PO Box 8408, Boston, MA 02266-8408

Internet www.ssrfunds.com

Call toll-free: 1-800-562-0032  (business days 8:00 a.m. - 6:00 p.m., eastern time)

                             Your Account continued
--------------------------------------------------------------------------------
[Graphic: Old-fashioned crank adding machine with receipt coming from the top]

Policies for
Selling Shares

Circumstances that Require Written Requests Please submit instructions in writing when any of the following apply:

[bullet] you are selling more than $100,000 worth of shares

[bullet] the name or address on the account has changed within the last 30 days

[bullet] you want the proceeds to go to a name or address not on the account registration

[bullet] you are transferring shares to an account with a different registration or share class

[bullet] you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

         corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

Incomplete Sell Requests State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

Timing of Requests All requests received in good order by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Requests received after 4:00 p.m. will be executed the following day, at that day's closing share price.

Wire Transactions Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

Selling Recently Purchased Shares If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                                 Selling Shares
--------------------------------------------------------------------------------
                       To Sell Some or All of Your Shares

                       Contact your financial professional.

Through a Financial
Professional
[Graphic: Briefcase]

By Mail                 Send a letter of instruction, an endorsed stock
[Graphic: Mailbox]      power or share certificates (if you hold
                        certificate shares) to State Street Research.
                        Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required (see facing page).

By Federal              Check with State Street Research to make sure that
Funds Wire              a wire redemption privilege, including a bank
[Graphic: Capitol       designation, is in place on your account. Once
 Building]              this is established, you may place your request
                        to sell shares with State Street Research.
                        Proceeds will be wired to your pre-designated bank account. (See "Wire Transactions" on facing page.)

By Electronic Funds     Check with State Street Research to make sure that
Transfer(ACH)           the EZ Trader feature, including a bank
[Graphic: plug]         designation, is in place on your account. Once
                        this is established, you may place your request to sell shares with State Street Research. Proceeds will be sent to your pre-designated bank account.

By Telephone            As long as the transaction does not require a
[Graphic: telephone]    written request (see facing page), you or your
                        financial professional can sell shares by calling
                        State Street Research. A check will be mailed to you on the following business day.

By Exchange             Read the prospectus for the fund into which you
[Graphic: arrows        are exchanging. Call State Street Research or
pointing in 2           visit our Web site.
different directions]

By Systematic           See plan information on page 23.
Withdrawal Plan
[Graphic: calendar]

State Street Research Service Center  PO Box 8408, Boston, MA 02266-8408

Internet www.ssrfunds.com

Call toll-free: 1-800-562-0032  (business days 8:00 a.m. - 6:00 p.m., eastern time)

                                Account Policies
--------------------------------------------------------------------------------
[Graphic: Stack of Papers]
The Fund's Business Hours The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

Calculating Share Price The fund calculates its net asset value per share (NAV) every business day at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. eastern time). Each class's share price is calculated by dividing its net assets by the number of its shares outstanding.

Telephone Requests When you open an account you automatically receive telephone privileges, allowing you to place requests on your account by telephone. Your financial professional can also use these privileges to request exchanges on your account and, with your written permission, redemptions. For your protection, all telephone calls are recorded.

As long as State Street Research takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time.

Exchange Privileges There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class as your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

Accounts with Low Balances If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or may deduct an annual maintenance fee (currently $18).

Reinstating Recently Sold Shares For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

[Graphic: "Uncle Sam"]

Distributions and Taxes

Income and Capital Gains Distributions The fund distributes its net income and net capital gains to shareholders. Using projections of its future income, the fund declares dividends daily and pays them monthly. Net capital gains, if any, are distributed in December.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

                             Your Account continued

--------------------------------------------------------------------------
[Graphic: Magnifying glass showing magnified words on paper]

The Alternative Minimum Tax

The Alternative Minimum Tax (AMT) is a federal tax that could affect you if you are a high-income individual who would pay comparatively little tax under the ordinary tax schedules -- for example, because you have significant deductions or certain types of tax-free income.

Interest from industrial revenue bonds and other so-called private activity bonds is generally subject to AMT; because of this, the fund does not invest more than 20% of its net assets in these securities. For corporations, all tax-exempt interest is considered in calculating AMT.
--------------------------------------------------------------------------

Tax Effects of Distributions and Transactions As a general rule, the fund's income distributions are exempt from federal income tax for all investors (including corporations) as well as New York State or New York City personal income taxes. However, you may have federal or state tax liability to the extent that the fund earns income from non-tax-exempt securities or realizes net capital gains. In addition, even tax-exempt income may be subject to the federal alternative minimum tax (see sidebar) or certain state or local taxes, such as corporate franchise tax.

In general, any taxable income distributions and short-term capital gain distributions are taxable as ordinary income. Distributions of other capital gains are generally taxable as capital gains. This is true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash.

Every year, the fund will send you information detailing the amount of federal, New York State and New York City tax-exempt income distributed to you during the previous year, as well as taxable ordinary income and capital gains.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences, especially for corporate investors. Please consult your tax professional for assistance.

Backup Withholding By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

Investor Services
[Graphic: Two Hands]

Investamatic Program

Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments, and you can skip an investment with three days notice. Not available with Class S shares.

Systematic Withdrawal Plan

This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 8% of your fund assets a year without incurring any contingent deferred sales charges. Certain terms and minimums apply.

Dividend Allocation Plan This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

Automatic Bank Connection This plan lets you route any distributions or Systematic Withdrawal Plan payments directly to your bank account.

State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees. Call 1-800-562-0032 for information on retirement plans or any of the services described above.

                                  Fund Details
--------------------------------------------------------------------------------
[Graphic: top of Ionic column]

Business Structure

Formed in 1989, the fund is a diversified series of State Street Research Tax-Exempt Trust, an open-end management investment company that is organized as a Massachusetts business trust. A board of trustees representing shareholder interests oversees the fund's operations, including the hiring of the investment manager and other service providers.

The fund does not hold regular shareholder meetings, but may call meetings when matters arise that require shareholder approval. These may include amendments to the investment management agreement, the election of trustees or proposed changes in the fund's fundamental goal, which cannot be changed without shareholder approval.

The investment manager is responsible for the fund's investment and business activities, and receives the management fee as compensation (0.55% of fund assets, annually). The investment manager and the distributor are subsidiaries of Metropolitan Life Insurance Company.

Brokers for Portfolio Trades

When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider a broker's sales of fund shares.

Investment Manager

State Street Research & Management Company
One Financial Center, Boston, MA 02111

Distributor

State Street Research Investment Services, Inc.
One Financial Center, Boston, MA 02111

Service Center

State Street Research Service Center
P.O. Box 8408, Boston, MA 02266

Custodian

State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

[Graphic: check]

Dealer Compensation

Dealers who sell shares of the fund and perform services for fund investors receive sales commissions and annual fees. These are paid by the fund's distributor, using money from sales charges, marketing/service (12b-1) fees and its other resources.

Maximum Dealer
Compensation                     Class A       Class B    Class C     Class S
--------------------------------------------------------------------------------
 Initial commission (%)             --          4.00       1.00       0.00
 Investments up to $100,000 (%)   4.00            --         --         --
 $100,000 - $249,999 (%)          3.00            --         --         --
 $250,000 - $499,999 (%)          2.00            --         --         --
 $500,000 - $999,999 (%)          1.75            --         --         --
 First $1-3 million (%)           1.00(1)         --         --         --
 Next $2 million (%)              0.50(1)         --         --         --
 Next $1 and above (%)            0.25(1)         --         --         --
 Annual fee (%)                   0.25          0.25       0.90       0.00

Additional Policies Please note that the fund maintains additional policies and reserves certain rights, including:

[bullet] The fund may vary its initial or additional investments in the case of exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs.

[bullet] All orders to purchase shares are subject to acceptance by the fund.

[bullet] At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares.

[bullet] To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly.

[bullet] Dealers may impose a transaction fee on the purchase or sale of shares by shareholders.

[bullet] The distributor may pay its affiliate MetLife Securities, Inc.
         additional compensation of up to 0.25% of certain sales or assets.

(1) If your broker declines this commission, the one-year CDSC on your investment is waived.

                           Other Securities and Risks
--------------------------------------------------------------------------------
[Graphic: Stock certificates]

Other Securities and Risks

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 2. Below are brief descriptions of other securities and practices, along with their associated risks. A table of limitations follows.

Limited Obligation Securities Certain municipal securities are not general obligations of their issuers, meaning that in the event of a default or termination the securities holders may have limited recourse. These securities may include:

[bullet] lease obligations and installment contracts: issued by government entities to obtain funds to lease or acquire equipment and other property

[bullet] project finance obligations: issued in connection with the financing of infrastructure projects, such as toll roads or housing projects

[bullet] industrial revenue bonds: issued in the name of a public authority to finance infrastructure used by a private entity (these are generally obligations of the private entity, not the issuer)

Restricted and Illiquid Securities Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

Derivatives Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security or an index. Depending on a derivative's issuer and structure, its income may be taxable or tax-exempt to shareholders. The fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). The fund may also use derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With all derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

Securities Lending The fund may seek additional income by lending portfolio securities to qualified institutions. By reinvesting collateral it receives in these transactions, the fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the fund could lose money.

When-issued Securities The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be anytime from a few days to over a year.

Short-term Trading While the fund ordinarily does not trade securities for short-term profits, it will sell any security at the time it believes best, which may result in short-term trading. Short-term trading can increase the fund's transaction costs and may increase your tax liability.

Repurchase Agreements The fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the fund could lose money.

                      Other Securities and Risks continued

Zero (or Step) Coupons A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the fund and the fund is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the fund to liquidate portfolio securities at a disadvantageous time.

Defensive Investing During unusual market conditions, the fund may place up to 100% of total assets in cash or quality short-term debt securities.


Investment Limitations

                                       Limitation at the time of investment
                                    ----------------------------------------
Practice                            % of total assets       % of net assets
----------------------------------------------------------------------------
Investing in securities of any
given issuer (other than the
U.S. government and its
agencies)(1)                               5(2)                    --

Investing in any given
industry(1)(3)                             25                      --

Lending securities                         33-1/3                  --

Lending money(1)                        Prohibited                 --

Repurchase agreements                      --                      30

Swap arrangements                          --                       5


Security
----------------------------------------------------------------------------
Commodity futures contracts
and options contracts
(for non-hedging purposes)                 --                       5(4)

Other options contracts
(for non-hedging purposes)                 --                       5(4)

Illiquid securities                        --                      15(5)

Restricted securities                      10(6)                   --

(1)  Fundamental policy; may not be changed without shareholder approval.

(2) Applies only to 75% of fund's total assets. The fund is also prohibited from investing in more than 10% of an issuer's voting securities.

(3) The fund is also prohibited from investing more than 25% of total assets in industrial revenue bonds based on credit of private issuers in the industry.

(4) Initial margin deposits plus premiums may not exceed 5% of the market value of the fund's net assets in non-hedging transactions. No limits apply when used in hedging strategies.

(5)  Includes repurchase agreements extending over more than seven days.

(6)  Does not include Rule 144A securities.

Notes
--------------------------------------------------------------------------------

[back cover]

For Additional Information

You can obtain a free copy of the current annual/semiannual report or SAI by contacting:

[State Street Research Logo]
Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-800-562-0032
Internet: www.ssrfunds.com

Or you can visit the SEC Web site at:
www.sec.gov


You can find additional information on the fund's structure and its performance in the following documents:

Annual/Semiannual Reports While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants.

Statement of Additional Information (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. It also includes the most recent annual report and the independent accountants' report. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).


                                                prospectus
                                                ---------------
Control Number: 4706-980428(0599)SSR-LD         NY-964E-598IBS

                      STATE STREET RESEARCH TAX-EXEMPT FUND


                                   a Series of

                     STATE STREET RESEARCH TAX-EXEMPT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1998


                                TABLE OF CONTENTS

                                                                            Page


INVESTMENT OBJECTIVE........................................................   2

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS.............................   2

TAX-EXEMPT OBLIGATIONS......................................................   4

ADDITIONAL INFORMATION CONCERNING
         CERTAIN INVESTMENT TECHNIQUES......................................   6

DEBT INSTRUMENTS AND
         PERMITTED CASH INVESTMENTS.........................................  15

THE TRUST, THE FUND AND ITS SHARES..........................................  22

TRUSTEES AND OFFICERS.......................................................  24

INVESTMENT ADVISORY SERVICES................................................  29

PURCHASE AND REDEMPTION OF SHARES...........................................  30

SHAREHOLDER ACCOUNTS........................................................  35

NET ASSET VALUE.............................................................  40

PORTFOLIO TRANSACTIONS......................................................  41

CERTAIN TAX MATTERS.........................................................  44

DISTRIBUTION OF SHARES OF THE FUND..........................................  47

CALCULATION OF PERFORMANCE DATA.............................................  52

CUSTODIAN...................................................................  58

INDEPENDENT ACCOUNTANTS.....................................................  58

FINANCIAL STATEMENTS........................................................  58

     The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Tax-Exempt Fund (the "Fund") dated May 1, 1998, which may be obtained without charge from the offices of State Street Research Tax-Exempt Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.

CONTROL NUMBER: 1285Q-96501(0698)SSR-LD                              TE-607D-598

                              INVESTMENT OBJECTIVE

     As set forth under "The Fund--Goal and Strategy--Fundamental Goal" in the Prospectus of State Street Research Tax-Exempt Fund (the "Fund"), the Fund's investment goal, which is to seek a high level of interest income exempt from federal income taxes, is fundamental and may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.)


                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

     As set forth under "Tax-Exempt Fund--Portfolio Risks" and "Other Securities and Risks" in the Fund's Prospectus, the Fund has adopted certain investment restrictions, and those restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund. Restrictions that are not fundamental may be changed by a vote of a majority of the Trustees of the Trust.

     The Fund's fundamental investment restrictions are set forth below. Under these restrictions, it is the Fund's policy:


(1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund;

(2)  not to issue senior securities;

(3) not to underwrite or participate in the marketing of securities of other issuers, although the Fund may, acting alone or in syndicates or groups, if determined by the Trust's Board of Trustees, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; [as a matter of interpretation, which is not part of the fundamental policy, this restriction does not apply to the extent that, in connection with the disposition of the

     Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws];

(4)  not to purchase or sell real estate in fee simple;

(5) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies, shall not be deemed investments in commodities or commodities contracts;

(6) not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

(7) not to conduct arbitrage transactions (provided that investments in futures and options for hedging purposes as provided herein and in the Fund's Prospectus shall not be deemed arbitrage transactions);

(8) not to invest in oil, gas or other mineral exploration programs (provided that the Fund may invest in securities which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs);

(9) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers conducting their principal activities in the same state (for purposes of this restriction securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government shall be excluded); and

(10) not to borrow money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 10% of the value of its total assets, provided that reverse repurchase agreements shall not exceed 5% of its total assets, and provided further that additional investments will be suspended during any period when borrowing exceeds 5% of total assets. Reverse repurchase agreements occur when the Fund sells money market securities and agrees to repurchase such securities at an agreed-upon price, date and interest payment. The Fund would use the proceeds from the transaction to buy other money market securities, which are either maturing or under the terms of a resale agreement, on the same day as (or day prior to) the expiration of the reverse repurchase agreement, and would employ a reverse repurchase agreement when interest income from investing the proceeds of the transaction is greater than the interest expense of the reverse repurchase agreement.


     The following investment restrictions are not fundamental. Under these restrictions, it is the Fund's policy:


(1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);


(2) not to purchase securities on margin, make a short sale of any securities or purchase or deal in puts, calls, straddles or spreads with respect to any security, except in connection with the purchase or writing of options, including options on financial futures, and futures contracts to the extent set forth in the Fund's Prospectus and this Statement of Additional Information;

(3) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 15% of the Fund's total assets, taken at cost (for the purpose of this restriction financial futures and options on financial futures are not deemed to involve a pledge of assets);

(4) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange.

(5) not to invest in companies for the purpose of exercising control over their management, although the Trust may from time to time present its views on various matters to the management of issuers in which it holds investments.



                             TAX-EXEMPT OBLIGATIONS

     As used in the Fund's Prospectus and this Statement of Additional Information, the term "tax-exempt" refers to debt obligations the interest on which was at the time of issuance, in the opinion of bond counsel to the issuer, exempt from federal income tax. Tax-exempt obligations include debt obligations issued by a state, the District of Columbia or a territory or possession of the United States, or any political subdivision thereof, in order to obtain funds for various public purposes, including the construction of such public facilities as airports, bridges, highways, housing, mass transportation, roads, schools and water and sewer works. Other public purposes for which tax-exempt obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as industrial development bonds may be issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, conventions or trade show facilities, airports, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term tax-exempt bonds if the interest paid thereon is exempt from federal income tax. Interest on industrial development bonds used to fund the acquisition, construction, equipment, repair or improvement of privately operated industrial or commercial facilities may also be exempt from federal income tax, but the size of such issues is limited under current federal tax law.

     The two principal classifications of tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds.

     General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer's legislative body.

     Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).


     Municipal lease obligations, that is, lease obligations or installment purchase contract obligations supported by lease payments made by a municipality, may be issued by state and government authorities to obtain funds to acquire a wide variety of equipment and facilities, such as fire and sanitation vehicles, computer equipment, buildings and other capital assets. Although municipal lease obligations do not normally constitute general obligations of the municipality, a lease obligation is ordinarily based by the municipality's agreement to make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in later years unless money is appropriated in the future. Municipal lease obligations are a relatively new form of financing instrument and the market for such obligations is still developing.

     Depending on the development of such markets, such municipal lease obligations may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. In determining the liquidity and appropriate valuation of a municipal lease obligation, the following factors relating to the security are considered, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades and (5) the likelihood that the obligation will continue to be marketable based on the credit quality of the municipality or relevant obligor. Municipal lease obligations initially deemed to be liquid could later become illiquid.


     Prices and yields on tax-exempt bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the tax-exempt bond market, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Information about the financial condition of an issuer of tax-exempt bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.


     The ratings of Moody's Investor's Services, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") represent their opinions and are not absolute standards of quality. Tax-exempt bonds with the same maturity, interest rate and rating may have different yields while tax-exempt bonds of the same maturity and interest rate with different ratings may have the same yield.


     Obligations of issuers of tax-exempt bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislators may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's tax-exempt bonds in the same manner.


                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES


Derivatives

     The Fund may buy and sell certain types of derivatives such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

     Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Investment Manager anticipates unusually high or low market volatility.

     The Investment Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies which are undertaken to profit from an expected decline in the market value of an asset or group of assets which the Fund does not own or expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

     Futures Contracts. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

     The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

     Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

     In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

     Options. The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

     Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

     The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

     The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

     Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.


     Options on Futures Contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.


     Limitations and Risks of Options and Futures Activity. The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

     As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

     Nonhedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Investment Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets.

Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

     Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

     Swaps. The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

     The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

     Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

     These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Repurchase Agreements

     The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested to (a) not more than 5% in any one issuer; (b) not more than 5% in issuers with less than three years continuous operations; and (c) not more than 25% in issuers conducting their principal activities in the same state.

Reverse Repurchase Agreements

     The Fund may enter into reverse repurchase agreements. However, the Fund may not engage in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

     When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.


When-Issued Securities

     The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs in the U.S. Treasury market when dealers begin to trade a new issue of bonds or notes shortly after a Treasury financing is announced, but prior to the actual sale of the securities. Similarly, securities to be created by a merger of companies may also be traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.


Restricted Securities

     It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

     Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

Lower Quality Debt Securities ("Junk Bonds")

     Lower quality convertible or nonconvertible debt securities generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Further, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated debt securities. Risk of lower quality debt securities, commonly known as "junk bonds," include (i) limited liquidity and secondary market support; (ii) substantial market price volatility resulting from changes in prevailing interest rates and/or investor perceptions; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates when the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; (v) the possibility that earnings of the issuer may be insufficient to meet its debt service; and (vi) the issuer's low creditworthiness and potential for insolvency during period of rising interest rates and economic downturn. For further information concerning the rating categories of debt securities, see the Appendix to this Statement of Additional Information.

     For the fiscal year ended December 31, 1997, the percentage of the Fund's total investments on an average annual basis invested in debt securities of any particular rating category or its equivalent as determined by the Investment Manager, was as follows:

     19%    AAA
     22%    AA
     13%    A
     37%    BBB
      9%    BB,

on a dollar weighted basis, comprising 100% of total investments. Of these bonds, 85% were rated by a nationally recognized statistical organization and 15% were unrated but considered to be equivalent as determined by the Investment Manager.

     In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time.

Securities Lending

     The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

     The Fund will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager or its agents to be of good financial standing.

Short-Term Trading

     The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

Temporary and Defensive Investments

     The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

     The Fund intends that short-term securities acquired for temporary defensive purposes will be tax-exempt. However, if suitable short-term tax-exempt securities are not available or if such securities are available only on a when-issued basis, the Fund may invest up to 50% of its total assets in short-term securities the interest on which is not exempt from federal income taxes.

Other Derivative Securities

     The Fund may invest in tax-exempt derivative products such as stripped tax-exempt bonds, synthetic floating rate tax-exempt bonds, tax-exempt asset backed securities including interests in trusts holding tax-exempt lease receivables and may enter into various interest rate transactions such as swaps, caps, floors or collars as described below. Many of these derivative products are new and are still being developed. Some of these products may generate taxable income or income which is believed to be non-taxable which may later be determined to be taxable. In making investments in any tax-exempt derivative, the Fund will take into consideration the impact on the Fund of the potential taxable nature of any income or gains, the effect of such taxable income or gains on the taxable and non-taxable status of dividends and distributions by the Fund to its shareholders, and the speculative nature of the products given their development nature. Other risks which may arise with tax-exempt derivative products include possible illiquidity because the market for such instruments is still developing. The Fund will attempt to invest in products which appear to have reasonable liquidity and to reduce the risks of nonperformance by counterparties by dealing only with established and reputable institutions.

                              DEBT INSTRUMENTS AND
                           PERMITTED CASH INVESTMENTS


     The Fund may invest in long-term and short-term debt securities. The Fund may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of the Investment Manager, such investments are more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain debt securities and money market instruments in which the Fund may invest are described below.
     Managing Volatility. In administering the Fund's portfolio, the Investment Manager attempts to manage volatility in part by managing the duration and weighted average maturity of the Fund's bond position.

     Duration is an indicator of the expected volatility of a bond position in response to changes in interest rates. In calculating duration, the Fund measures the average time required to receive all cash flows associated with those debt securities held in the Fund's portfolio -- representing payments of principal and interest -- by considering the timing, frequency and amount of payment expected from each portfolio security. The higher the duration, the greater the gains and losses when interest rates change. Duration generally is a more accurate measure of potential volatility with a portfolio composed of high-quality debt securities, such as U.S. government securities, municipal securities and high-grade U.S. corporate bonds, than with lower-grade securities.

     The Investment Manager may use several methods to manage the duration of the Fund's bond position in order to increase or decrease its exposure to changes in interest rates. First, the Investment Manager may adjust portfolio duration by adjusting the mix of debt securities held by the Fund. For example, if the Investment Manager intends to shorten the duration, it may sell debt instruments that individually have a long duration and purchase other debt instruments that individually have a shorter duration. Among the factors that will affect a debt security's duration are the length of time to maturity, the timing of interest and principal payments, and whether the terms of the security give the issuer of the security the right to call the security prior to maturity. Second, the Investment Manager may adjust bond duration using derivative transactions, especially with interest rate futures and options contracts. For example, if the Investment Manager wants to lengthen the duration of the Fund's bond position, it could purchase interest rate futures contracts instead of buying longer-term bonds or selling shorter-term bonds. Similarly, during periods of lower interest rate volatility, the Investment Manager may use a technique to extend duration in the event rates rise writing an out-of-the-money put option and receiving premium income with the expectation the option could be exercised. In managing duration, the use of such derivatives may be faster and more efficient than trading specific portfolio securities.

     Weighted average maturity is another indicator of potential volatility used by the Investment Manager with respect to the Fund's bond portfolio, although for certain types of debt securities, such as high quality debt securities, it is not as accurate as duration in quantifying potential volatility. Weighted average maturity is the average of all maturities of the individual debt securities held by the Fund, weighted by the market value of each security. Generally, the longer the weighted average maturity, the more bond prices will vary in response to changes in interest rates.


     U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:


[bullet] direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;


[bullet] obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

[bullet] obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.


     U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National

Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.


     U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

     In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

     The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.


     Bank Money Investments. Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.


     U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

     Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.


     Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's.

     Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)


     The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.


     In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

Description of Municipal Debt Ratings.

Standard & Poor's Corporation

     AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal, although it is more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded as having speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions it is not likely to have the capacity to pay interest and repay principal. The CC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

     C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options, and interest only (IO) and principal only (PO) mortgage securities.

     SP-1: Notes rated SP-1 are of the highest quality with very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

     SP-2: Notes rated SP-2 are of high quality with satisfactory capacity to pay principal and interest.

     SP-3: Notes rated SP-3 have a speculative capacity to pay principal and interest.

Moody's Investors Service, Inc.

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance or other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

     MIG-1: Notes bearing this designation are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2: Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.


                       THE TRUST, THE FUND AND ITS SHARES

     State Street Research Tax-Exempt Trust is currently comprised of the following series: State Street Research Tax-Exempt Fund and State Street Research New York Tax-Free Fund. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series.

     The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class S shares. Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

     Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges. Except for those differences between classes of shares described above, in the Fund's Prospectus and otherwise this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund, and when issued, is fully paid and nonassessable by the Fund.

     The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material, adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

     Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

     Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

                              TRUSTEES AND OFFICERS

     The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.


     *Paul J. Clifford, Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 35. His principal occupation is Vice President of State Street Research & Management Company. During the past five years, he has also served as a securities analyst for State Street Research & Management Company.

     +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 60. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

     +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

     *+John H. Kallis, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 57. Mr. Kallis's principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

     +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 71. He is engaged principally in private investments and civic affairs and is an author of business history. Previously, he was with an affiliate of J.P. Morgan & Co. in New York.

     +Robert A. Lawrence, 175 Federal Street, Boston, MA 02110, serves as Trustee of the Trust. He is 71. He is retired and was formerly a Partner in Saltonstall & Co., a private investment firm.

     *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 47. His principal occupation is currently, and during the past five years has been, Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc. and Executive Vice President, Chief Financial Officer, Administrative Officer and Director, GFM International Investors, Inc.


------------------

* or +, see footnotes on page 26.

     *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 42. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc. and Executive Vice President and General Counsel, GFM International Investors, Inc.

     +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 66. He is retired and was formerly Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

     +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 59. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

     +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
60. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

     *+Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 43. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Shively's other principal business affiliation is Director of State Street Research Investment Services, Inc.


------------------

* or +, see footnotes on page 26.

     *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 55. His principal occupation is currently, and for the past five years has been, Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc. (until February, 1996, prior positions as President and Chief Executive Officer of that company) and Chairman of the Board, President, and Chief Executive Officer and Director of GFM International Investors, Inc.

----------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Trustee/Director and/or officer of one or more of the following investment companies, each of which has an advisory relationship with the Investment Manager or its Metropolitan Life Insurance Company ("Metropolitan"): State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

     As of January 31, 1998, the Trustees and officers of the Trust as a group owned none of the Fund's outstanding shares.

     Record ownership of shares of the Fund as of January 31, 1998 was as follows:

                                                                         % of
Class              Holder                                                Class
-----              ------                                                -----
B          Merrill Lynch(2)                                               6.1

C(1)       Merrill Lynch(2)                                               6.2

           M.G. and J.M. Loncar                                          10.9
           c/o State Street Research Service Center
           One Financial Center
           Boston, MA  02111

------------------

(1) Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

(2) The full name of the above institution is Merrill Lynch, Pierce, Fenner & Smith, Inc. Its address is 4800 Deerlake Drive E., Jacksonville, FL 32246. The Fund believes that Merrill Lynch does not have beneficial ownership of such shares.


     Ownership of 25% or more of a voting security is deemed "control," as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

     The Trustees were compensated as follows:


                                      Aggregate          Total Compensation From
     Name of                        Compensation            Trust and Complex
     Trustee                        From Trust(a)          Paid to Trustees(b)

Steve A. Garban                        $4,738                  $ 75,149
Malcolm T. Hopkins                     $5,183                  $ 77,749
Edward M. Lamont                       $5,900                  $ 68,741
Robert A. Lawrence                     $6,100                  $ 92,375
Dean O. Morton                         $6,500                  $ 96,275
Toby Rosenblatt                        $5,900                  $ 68,741
Michael S. Scott Morton                $7,100                  $102,775
Ralph F. Verni                         $    0                  $      0

(a) For the Fund's fiscal year ended December 31, 1997. Includes compensation received from multiple series of the Trust. See "The Trust, the Fund and its Shares" in this Statement of Additional Information for a listing of series.

(b) Includes compensation on behalf of all series of 12 investment companies for which the Investment Manager or its parent, Metropolitan, served as investment adviser. "Total Compensation from Trust and Complex Paid to Trustees" for the 12 months ended December 31, 1997. The Trust does not provide any pension or retirement benefits for the Trustees.

                          INVESTMENT ADVISORY SERVICES


     State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924.

     Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.


     The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of Metropolitan.


     The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.55% of the net assets of the Fund.

     The advisory fees paid by the Fund to the Investment Manager for the last three fiscal years, prior to the assumption of fees or expenses, were as follows: 1997, $1,510,208; 1996, $1,665,478 and 1995, $1,523,237.

     The Advisory Agreement provides that it shall continue in effect from year to year with respect to the Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

     Under the Funds' Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administration services for the Trust, such as assistance in determining the daily net asset value of shares of each series of the Trust and in preparing various reports required by regulations.

     Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which the Fund's shares may be purchased.

     Under the Code of Ethics of the Investment Manager, investment management personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such personnel must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.



                        PURCHASE AND REDEMPTION OF SHARES

     Shares of the Fund are distributed by State Street Research Investment Services, Inc., the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class C shares). General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Your Account" in the Prospectus. The following supplements that information.

     Public Offering Price. The public offering price for each class of shares of the Fund is based on their net asset value determined as of the close of regular trading on the NYSE on the day the purchase order is received by State Street Research Service Center (the "Service Center"), provided that the order is received prior to the close of regular trading on the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

     Class A Shares--Reduced Sales Charges. The reduced sales charges set forth under "Your Account--Class A Sales Charge Reductions and Waivers" in the Fund's Prospectus apply to purchases made at any one time by any "person," which includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

     Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" (which include the Fund and other funds as designated by the Distributor from time to time) within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

     An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances.


     A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.


     Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

     Other Programs Related to Class A Shares. Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

     In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and person: (A) the Investment Manager, Distributor or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

     Conversion of Class B Shares to Class A Shares. A shareholder's Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

     Contingent Deferred Sales Charges. The amount of any contingent deferred sales charge paid on Class A shares (on sales of $1 million or more and which do not involve an initial sales charge) or on Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B shares and receive in lieu thereof a 1% annual fee with respect to such outstanding shares until the shares convert to Class A shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B and Class C shares without an initial sales charge.

     In determining the applicability and rate of any contingent deferred sales charge of Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by shareholder for the longest period of time. Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

     Contingent Deferred Sales Charge Waivers. With respect to Class A shares (on sales of $1 million or more and which do not involve an initial sales charge), and Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans (e.g., age 70-1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and
(iii) a redemption resulting from a tax-free return of an excess contribution to an Individual Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund). The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.

     Class S Shares. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10 million); and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by Metropolitan, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations.

     Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.


     Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.


     Systematic Withdrawal Plan. A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

     In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Systematic Withdrawal Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Systematic Withdrawal Plan was initiated, whichever is higher.

     Expenses of the Systematic Withdrawal Plan are borne by the Fund. A participating shareholder may withdraw from the Systematic Withdrawal Plan, and the Fund may terminate the Systematic Withdrawal Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Systematic Withdrawal Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program (see "Your Account--Investor Services--Investamatic Program" in the Fund's Prospectus) and the Systematic Withdrawal Plan at the same time.

     Request to Dealer to Repurchase. For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor.

     Signature Guarantees. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $100,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances.

     Dishonored Checks. If a purchaser's check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be canceled.

     Processing Charges. Purchases and redemptions processed through securities dealers may be subject to processing charges imposed by the securities dealer in addition to sales charges that may be imposed by the Fund or the Distributor.


                              SHAREHOLDER ACCOUNTS

     General information on shareholder accounts is included in the Fund's Prospectus under "Your Account." The following supplements that information.

     Maintenance Fees and Involuntary Redemption. Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

     To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

     The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Purchase and Redemption of Shares" in this Statement of Additional Information.

     The Open Account System. Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class C shares will not be issued, while certificates representing Class A or Class S shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

     The Fund's Open Account System provides the following options:

1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to "State Street Research Funds" under the terms set forth above under "Purchase and Redemption of Shares" in this Statement of Additional Information.

2. The following methods of receiving dividends from investment income and distributions from capital gains generally are available:

(a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

(b)  All income dividends and capital gains distributions in cash.

(c) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "--Dividend Allocation Plan" herein.

     Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

     Exchange Privileges. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Exchanges into the Fund are available only to investors who meet the Fund's minimum investment and eligibility standards. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

     Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

     The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same telephone privileges with respect to the Fund (see "Your Account--Account Policies--Telephone Requests" in the Fund's Prospectus and "--Telephone Privileges," below) as the existing account unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

     The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact the Service Center.

     Reinvestment Privilege. A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase.

Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

     Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund.

     Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

     Telephone Privileges. A shareholder with the telephone privileges that are offered with his or her Account (see "Your Account--Account Policies--Telephone Requests") is deemed to authorize the Service Center and the Transfer Agent to:
(1) act upon the telephone instructions of any person purporting to be the shareholder or the shareholder's financial professional to redeem or exchange shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. Neither the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager nor the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

     Alternative Means of Contacting the Fund. It is unlikely, during periods of extraordinary market conditions, that a shareholder may have difficulty in reaching the Service Center. In that event, however, the shareholder should contact the Service Center at 1-800-562-0032, 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

                                 NET ASSET VALUE


     The net asset value of the shares of the Fund is determined once daily as of the close of regular trading on the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


     The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.


     In determining the values of portfolio assets as provided below, the Trustees utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE.

     In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers, Inc.'s (the "NASD"), NASDAQ System are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.

     The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.



                             PORTFOLIO TRANSACTIONS

Portfolio Turnover


     The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Fund's portfolio turnover rates for the fiscal years ended December 31, 1996 and 1997, respectively, were as follows: 125.24% and 60.48%, respectively. The Investment Manager believes that the portfolio turnover rate was significantly lower in 1997 than for the previous fiscal year because in 1996, the Fund restructured its portfolio to adjust portfolio duration and sensitivity to volatility.


Brokerage Allocation

     The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.


     When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those used for portfolio analysis and modeling in conjunction with certain trading systems and including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources) and portfolio evaluation services and relative performance of accounts. Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.

     In the case of the Fund and other registered investment companies advised by the Investment Manager or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients.

     The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Among other measures, the Investment Manager's investment management personnel seek to evaluate the quality of research and other services received, and the results of this effort are made available to the equity trading department, which sometimes uses this information as a consideration in the selection of brokers to execute portfolio transactions.

     Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and the Investment Manager pays for that portion directly from its own funds. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.

     The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

     It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. During the fiscal years ended December 31, 1995, 1996 and 1997, the Fund paid no brokerage commissions in secondary trading.

     During and at the end of its most recent fiscal year, the Fund did not hold in its portfolio securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

     In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.


     When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.


                               CERTAIN TAX MATTERS


Federal Income Taxation of the Fund--In General

     The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) satisfy certain diversification requirements; and (c) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).

     If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

     The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed (or deemed distributed) on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute (or be deemed to have distributed) an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. Because the excise tax is based upon undistributed taxable income, it will not apply to tax-exempt income received by the Fund. The Fund intends to make sufficient distributions to avoid this 4% excise tax.


Federal Income Taxation of the Fund's Investments


     Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

     Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security (other than a tax-exempt obligation purchased before May 1, 1993) issued after July 18, 1984, or issued on or before July 18, 1984 if purchased after April 30, 1993, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or with respect to debt securities that are not tax-exempt, to avoid the 4% excise tax described above.

     Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.


Federal Income Taxation of Shareholders

     Distributions generally are taxable to shareholders at the time made unless tax-exempt. However, dividends declared by the Fund in October, November or December and made payable to shareholders of record on a specified date in such a month are treated as received by such shareholders on December 31, provided that the Fund pays the dividend during January of the following year. It is expected that none of the Fund's distributions will qualify for the corporate dividends-received deduction.


     Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder, to the extent that it is derived from other than tax-exempt interest, as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.


     To the extent that the Fund's dividends are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their Social Security benefit. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible.

     A shareholder should be aware that a redemption of shares (including any exchange into another Eligible Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. A loss realized by a shareholder on the redemption or exchange of shares of the Fund with respect to which exempt-interest dividends have been paid will be disallowed to the extent of such dividends if the shares have not been held by the shareholder for more than six months. Similarly, if a shareholder receives a distribution taxable as long-term capital gain and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of such capital gains distribution.

     Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. Neither the Investment Manager's nor the Fund's counsel makes any review of proceedings relating to the issuance of tax-exempt securities or the bases of such opinions.

     Interest on "private activity" bonds issued after August 7, 1986 generally is subject to the federal alternative minimum tax, although the interest continues to be excludable from gross income for other purposes. The alternative minimum tax, or AMT, is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions. Interest from private activity bonds is a "tax preference" item that is added into income from other sources for the purpose of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. Corporate investors should note that for purposes of the corporate AMT there is an upward adjustment equal to 75% of the amount by which adjusted current earnings exceeds alternative minimum taxable income. Prospective investors should consult their own tax advisors with respect to the possible application of the AMT to their tax situation.

     The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but taxable generally on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from the Fund in their own states and localities.


                       DISTRIBUTION OF SHARES OF THE FUND


     The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers.

     Total sales charges on Class A shares paid to the Distributor for the last three fiscal years were as follows: 1997, $417,021; 1996, $575,326; and 1995,
$610,067.

     For the same periods, the Distributor retained the following amounts after reallowance of concessions to dealers: 1997, $58,730; 1996, $70,079; and 1995, $74,456.

     The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, managed fee-based programs and so-called "mutual fund supermarkets", among other programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.


     On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.


     For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class C shares of the Fund and paid initial commissions to securities dealers for sales of such Class A, Class B, and Class C shares as follows:

                      Fiscal Year                        Fiscal Year                        Fiscal Year
                Ended December 31, 1997            Ended December 31, 1996            Ended December 31, 1995
                -----------------------            -----------------------            -----------------------

             Contingent       Commissions        Contingent       Commissions       Contingent       Commissions
              Deferred          Paid to           Deferred          Paid to          Deferred          Paid to
            Sales Charges       Dealers         Sales Charges       Dealers        Sales Charges       Dealers

Class A       $      0          $358,291          $      0          $505,247          $      0         $535,611
Class B       $163,953          $250,218          $183,514          $371,322          $417,782         $298,673
Class C       $  5,380          $  6,959          $  2,346          $  6,882          $     36         $  3,424

     The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class C shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal service to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal service by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

     Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class C shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.

     The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.

     The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

     Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

     The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class C shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. The distribution and servicing expenses of a particular class will be borne solely by that class. In addition, a rule of the NASD limits annual expenditures that the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time.

     The distribution and servicing expenses of a particular class will be borne solely by that class.

     Payments to this Distributor or to dealers under the Distribution Plan may be discontinued at any time.

     The Distributor may pay certain dealers and other intermediaries additional compensation for sales and administrative services. The Distributor may provide cash and noncash incentives to intermediaries who, for example, sell significant amounts of shares or develop particular distribution channels. The Distributor may compensate dealers with clients who maintain their investments in the Fund over a period of years. The incentives can include merchandise and trips to, and attendance at, sales seminars at resorts. The Distributor may pay for administrative services, such as technological and computer systems support for the maintenance of pension plan participant records, for subaccounting, and for distribution through mutual fund supermarkets or similar arrangements.

     During the fiscal year ended December 31, 1997, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                          Class A     Class B      Class C
                                          --------    --------     -------

Advertising                               $      0    $      0     $ 3,213

Printing and mailing of prospectuses             0           0         969
to other than current shareholders

Compensation to dealers                    530,251     510,821      14,660

Compensation to sales personnel                  0           0       6,899

Interest                                         0           0           0

Carrying or other financing charges              0           0           0

Other expenses:  marketing;
        general                                  0           0       3,268
                                           --------    --------    -------

Total Fees                                $530,251    $510,821     $29,009
                                           ========    ========    =======

     The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.


     No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.


     To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution

Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.


                         CALCULATION OF PERFORMANCE DATA


     From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C or Class S shares to the performance of other mutual funds with similar investment objectives, to certificates of deposit, to taxable debt instruments, such as Treasury bonds, as may be included in the Merrill Lynch Treasury Master Index, and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as the Lehman Brothers Municipal Bond Index, the Merrill Lynch Revenue Index, the Merrill Lynch 500 Municipal Index or the Bond Buyer Revenue Bond Index and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily. For example, the performance of the Fund might be compared to the Lipper General Municipal Debt Funds Average.

     The average annual total return ("standard total return") and yield of the Class A, Class B, Class C and Class S shares of the Fund will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations on June 7, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. The application of the additional Rule 12b-1 fees, if any, of up to 1% will, for periods after June 7, 1993 adversely affect Fund performance results. Thus, performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

     The performance data reflect Rule 12b-1 fees and, where applicable, sales charges as follows:

                              Rule 12b-1 Fees                                     Sales Charges


              Current
Class         Amount           Period
-----         -------          -----
  A            0.25%           Since commencement of                 Maximum 4.5% sales charge reflected
                               operations to present

                               0.25% until June 7, 1993; 1%
  B            1.00%           June 7, 1993 to present; fee will     1- and 5-year periods reflect a 5% and a
                               reduce performance for periods        2% contingent deferred sales charge,
                               after June 7, 1993                    respectively

  C*           1.00%           0.25% until June 7, 1993; 1%          1-year period reflects a 1% contingent
                               June 7, 1993 to present; fee will     deferred sales charge
                               reduce performance for periods
                               after June 7, 1993

  S*            None           0.25% until June 7, 1993;             None
                               0% thereafter

------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

     All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "--Accrued Expenses and Recurring Charges" later in this section.

Total Return

     The Fund's standard average annual total returns ("standard total return") of each class of shares were as follows:

                                Ten Years                   Five Years                    One Year
                                  Ended                        Ended                        Ended
Fund                        December 31, 1997            December 31, 1997            December 31, 1997
----                        -----------------            -----------------            -----------------

Class A                           7.70%                         5.67%                       5.21%
Class B                           7.83%                         5.61%                       4.35%
Class C*                          7.82%                         5.90%                       8.23%
Class S*                          8.30%                         6.85%                      10.33%

------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

     Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:


                                  P(1+T)n = ERV

Where:       P    =                a hypothetical initial payment of $1,000

             T    =                average annual total return

             n    =                number of years

             ERV  =                ending redeemable value at the end of the
                                   designated period assuming a hypothetical
                                   $1,000 payment made at the beginning of the designated period


     The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.


Yield


     The annualized yield of each class of shares of the Fund based on the month of December 1997 was as follows:

                           Class A                   4.47%
                           Class B                   3.93%
                           Class C*                  3.93%
                           Class S*                  4.94%

------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

     Yield for the Fund's Class A, Class B, Class C and Class S shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:

                              YIELD = 2[(a-b+1)6-1]
                                         ---
                                         cd

Where:       a    =              dividends and interest earned during the period

             b    =              expenses accrued for the period (net of
                                 voluntary expense reductions by the Investment
                                 Manager)

             c    =              the average daily number of shares outstanding
                                 during the period that were entitled to receive dividends

             d    =              the maximum offering price per share on the
                                 last day of the period

     To calculate interest earned (for the purpose of "a" above) on debt obligations, the Fund computes the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

     In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value exceeds the then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based on the market value. Dividend income is recognized daily based on published rates.

     With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.


     Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.5%.

     All accrued expenses and recurring charges are taken into account as described later herein.


     Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often are insured and/or often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Tax Equivalent Yield


     The tax equivalent yield of each class of shares of the Fund for the month ended December 31, 1997, assuming a federal income tax rate of 28% was as follows:

                           Class A                   6.21%
                           Class B                   5.46%
                           Class C*                  5.46%
                           Class S*                  6.86%

------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.


     The Fund's tax equivalent yield is computed by dividing that portion of the Fund's yield (computed as described under "Yield" above) which is tax-exempt, by the complement of the federal income tax rate of 28% (or other relevant rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The complement, for example, of a tax rate of 28% is 72%, that is [1.00 - .28 = .72].


Accrued Expenses and Recurring Charges

     Accrued expenses include all recurring charges that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.


     Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return


     The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and ten years before. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "---Total Return" except the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended December 31, 1997, without taking sales charges into account, were as follows:

                           Class A                   6.79%
                           Class B                   6.39%
                           Class C*                  6.27%
                           Class S*                  6.81%

------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.


Distribution Rates

     The Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

     Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

     The distribution rate of each class of the Fund, based on the month of December 1997 was as follows:

                           Class A                   4.58%
                           Class B                   4.03%
                           Class C*                  4.04%
                           Class S*                  5.06%

------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.



                                    CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.


                             INDEPENDENT ACCOUNTANTS


     Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) audits of the Fund's annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual income tax returns filed on behalf of the Fund.



                              FINANCIAL STATEMENTS


     In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Service Center.

     The following financial statements are for the Fund's fiscal year ended December 31, 1997.

DOCSC\359877.9

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
December 31, 1997


--------------------------------------------------------------------------------------
                                     Principal          Maturity            Value
                                      Amount              Date            (Note 1)
--------------------------------------------------------------------------------------
MUNICIPAL BONDS 102.9%
California 15.1%
Santa Clara County Financing
Authority, (VMC Facility
Replacement Project), 1994
Series A Bonds, AMBAC
Insured, 7.75% ...................     $1,000,000      11/15/2008       $1,276,660

South Orange County Public
Financing Authority, Special Tax
Revenue Bonds, 1994 Series B
(Junior Lien Bonds), 7.00%* ......      1,000,000       9/01/2009        1,039,550

Foothill/Eastern Transportation
Corridor Agency, Series 1995A
Senior Lien Convertible Capital
Appreciation Bonds, 0.00% ........      1,695,000       1/01/2010        1,251,639

Port Hueneme Redevelopment
Agency, Central Community
Project, 1993 Tax Allocation
Refunding Bonds, AMBAC
Insured, 5.50% ...................      1,800,000       5/01/2014        1,922,328

California Pollution Control
Financing Authority, Pollution
Control Refunding Revenue
Bonds, (San Diego Gas &
Electric Company), 1996 Series
A, 5.90% .........................      2,200,000       6/01/2014        2,440,636

Sacramento Power Authority,
Cogeneration Project Revenue
Bonds, (Procter & Gamble
Project), 1995 Series, 6.50% .....      1,300,000       7/01/2014       1,426,490

California Housing Finance
Agency, Home Mortgage
Revenue Bonds, 1994 Series G,
7.20% ............................      1,500,000       8/01/2014        1,653,795

City of Stockton, Revenue
Certificates of Participation,
1995 Series A, (Wastewater
Treatment Plant Expansion),
FGIC Insured, 6.70% ..............      1,000,000       9/01/2014        1,134,500

California Educational Facilities
Authority, Series 1994 Revenue
Bonds, (Southwestern
University Project), Series 1995,
MBIA Insured, 6.60% ..............      1,000,000      11/01/2014        1,111,830


--------------------------------------------------------------------------------------
                                     Principal          Maturity           Value
                                      Amount              Date           (Note 1)
--------------------------------------------------------------------------------------

County of Madera, California,
Certificates of Participation,
(Valley Childrens Hospital
Project), Series 1995, MBIA
Insured, 6.50% ...................     $1,000,000       3/15/2015      $ 1,179,220

California Pollution Control
Financing Authority, Pollution
Control Revenue Bonds, (San
Diego Gas & Electric Company),
1991 Series A, Subject to AMT,
6.80% ............................        600,000       6/01/2015          721,368

Roseville Joint Union High
School District, 1992 General
Obligation Bonds, Series B,
FGIC Insured, 0.00% ..............      1,000,000       8/01/2015          409,270

Foothill/Eastern Transportation
Corridor Agency, Toll Road
Revenue Bonds Series 1995 A
(Fixed Rate), Capital
Appreciation Bonds, Senior Lien
Series A, 0.00% ..................      5,000,000       1/01/2019        1,597,950

San Joaquin Hills
Transportation Corridor Agency,
Toll Road Refunding Revenue
Bonds, Series 1997A,
Convertible Capital
Appreciation Bonds, MBIA
Insured, 0.00% ...................      5,000,000       1/15/2019        3,166,750

City of Long Beach, California,
Harbor Revenue Refunding
Bonds, Series 1998A, Subject
to AMT, FGIC Insured, 6.00%+......      4,000,000       5/15/2019        4,470,360
Fresno Sewer Revenue Bonds,
Series A-1, AMBAC Insured,
5.25% ............................      5,100,000       9/01/2019        5,308,437

County of Sacramento, Laguna
Creek Ranch/Elliott Ranch
Community Facilities District
No.1, Improvement Area No. 2
Special Tax Refunding Bonds,
(Elliott Ranch), 6.30% ...........      1,500,000       9/01/2021        1,557,585


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                                     Principal          Maturity           Value
                                      Amount              Date           (Note 1)
--------------------------------------------------------------------------------------
California (cont'd)
Anaheim Public Financing
Authority, Lease Revenue
Bonds, (Anaheim Public
Improvement Project),
Subordinate, 1997 Series C
Capital Appreciation Bonds,
FSA Insured, 0.00% ..................     $3,125,000     9/01/2025      $  747,562

City of Davis, Public Facilities
Financing Authority, Local
Agency Revenue Bonds, 1997
Series A, 6.60% .....................      1,500,000     9/01/2025       1,583,535

San Joaquin Hills
Transportation Corridor Agency,
(Orange County, California),
Senior Lien Toll Road Revenue
Bonds, 7.00% ........................        950,000     1/01/2030       1,081,670

Foothill/Eastern Transportation
Corridor Agency, Toll Road
Revenue Bonds Series 1995A
Senior Lien, 6.50% ..................      6,000,000     1/01/2032       6,524,760
                                                                        ----------
                                                                        41,605,895
                                                                        ----------
Colorado 4.7%
E-470 Public Highway Authority,
Senior Revenue Bonds, Series
1997B, (Capital Appreciation
Bonds), MBIA Insured, 0.00% .........      5,000,000     9/01/2016       1,905,250

Eaglebend Affordable Housing
Corporation, Multifamily
Housing Project Revenue
Refunding Bonds, Series
1997A, 6.45% ........................      2,000,000     7/01/2021       2,068,860

Colorado Housing and Finance
Authority, Single Family
Program, 1997 Series B-2
Senior Bonds (AMT), 7.00% ...........      1,165,000     5/01/2026      1,323,230

Arapahoe County, Colorado,
Public Highway Authority,
Capital Improvement Trust
Fund, Highway Revenue Bonds
(E-470 Project), Pre-Refunded to
8/31/2005 @ 103, MBIA
Insured, 7.00% ......................      5,000,000     8/31/2026       5,962,150


--------------------------------------------------------------------------------------
                                     Principal          Maturity            Value
                                      Amount              Date            (Note 1)
--------------------------------------------------------------------------------------

Colorado Housing and Finance
Authority, Single Family
Program, 1996 Series B-2
Senior Bonds, 7.45% .................     $1,500,000     11/01/2027     $ 1,716,840
                                                                         ----------
                                                                         12,976,330
                                                                         ----------
Connecticut 6.3%
State of Connecticut, Clean
Water Revenue Bonds, 1991
Series, Pre-Refunded to
1/1/2001 @ 102, 7.00% ...............      1,000,000      1/01/2011       1,099,920

State of Connecticut, Special
Tax Obligation Bonds,
Transportation Infrastructure
Purposes, 1991 Series A,
6.50% ...............................      1,500,000     10/01/2012       1,789,935

Connecticut Development
Authority, Pollution Control
Refunding Bonds, (Pfizer Inc.
Project-1982 Series), 6.55% .........      2,500,000      2/15/2013       2,765,575

State of Connecticut Health
and Educational Facilities
Authority, Revenue Bonds,
University of Hartford Issue,
Series D, 6.80% .....................      5,000,000      7/01/2022       5,319,250

State of Connecticut Health
and Educational Facilities
Authority, Revenue Bonds,
Quinnipiac College Issue,
Series D, 6.00% .....................      4,465,000      7/01/2023       4,592,163

Connecticut Development
Authority, Aquarium Project
Revenue Bonds, (Mystic
Marinelife Aquarium Project-
1997 Series A), 7.00% ...............      1,700,000     12/01/2027      1,811,673
                                                                         ----------
                                                                         17,378,516
                                                                         ----------
Florida 10.8%
Grand Haven Community
Development District (Flagler
County, Florida), Special
Assessment Bonds, Series
1997 A, 6.30% .......................     2,800,000      5/01/2002       2,882,628


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                     Principal          Maturity            Value
                                      Amount              Date            (Note 1)
--------------------------------------------------------------------------------------
Florida (cont'd)
Heritage Harbor Development
District, (Hillsborough County,
Florida), Special Assessment
Revenue Bonds, Series 1997B,
6.00% .........................     $1,250,000           5/01/2003       $1,240,125

North Springs Improvement
District, (Broward County,
Florida), Special Assessment
Bonds, Series 1997B, (Parkland
Isles Project), 6.25% .........        500,000           5/01/2005         504,905

Orlando Utilities Commission,
Water and Electric
Subordinated Revenue Bonds,
Series D, 6.75% ...............      5,000,000          10/01/2017       6,153,850

Grand Haven Community
Development District (Flagler
County, Florida), Special
Assessment Bonds, Series
1997 B, 6.90% .................        750,000           5/01/2019         792,608

North Springs Improvement
District, (Broward County,
Florida), Special Assessment
Bonds, Series 1997, (Heron Bay
Project), 7.00% ...............        745,000           5/01/2019         765,264

Martin County, Florida,
Pollution Control Revenue
Refunding Bonds, (Florida
Power & Light Company
Project), Series 1990, MBIA
Insured, 7.30% ................      1,250,000           7/01/2020       1,370,900

Orange County, Florida, Health
Facilities Authority, First
Mortgage Revenue Bonds,
Series 1996, (Orlando Lutheran
Towers, Inc.), 8.75% ..........      5,000,000           7/01/2026       5,895,200

Volusia County Educational
Facility Authority, Educational
Facilities Revenue Bonds,
(Embry-Riddle Aeronautical
University Project), Series
1996A, 6.125% .................      5,000,000          10/15/2026       5,322,150


--------------------------------------------------------------------------------------
                                     Principal          Maturity            Value
                                      Amount              Date            (Note 1)
--------------------------------------------------------------------------------------

Northern Palm Beach County,
Florida, Improvement District,
Water Control and
Improvement Bonds, Unit of
Development No. 9A, Series
1996A, 7.30% ..................     $3,000,000         8/01/2027      $3,281,580

Housing Authority of Lee
County, Florida, Single Family
Mortgage Revenue Bonds,
(Multi-County Program), Series
1996A, Subseries 2, Subject to
AMT, 7.50% ....................      1,265,000         9/01/2027       1,454,383
                                                                      ----------
                                                                      29,663,593
                                                                      ----------
Georgia 4.2%
State of Georgia, General
Obligation Bonds, Series
1992B, 6.25% ..................      4,300,000         3/01/2011       4,957,169

State of Georgia, General
Obligation Bonds, Series 1994E,
6.75% .........................      1,000,000        12/01/2012       1,214,220

Metropolitan Atlanta Rapid
Transit Authority, Georgia,
Sales Tax Revenue Bonds,
Refunding Series P, AMBAC
Insured, 6.25% ................      4,700,000         7/01/2020       5,516,108
                                                                      ----------
                                                                      11,687,497
                                                                      ----------
Hawaii 2.0%
State of Hawaii, Airports
System Revenue Bonds, Second
Series of 1991, MBIA Insured,
Subject to AMT, 7.00% .........      5,000,000         7/01/2018       5,450,800
                                                                      ----------
Illinois 3.4%
City of Chicago, Illinois, Gas
Supply Revenue Bonds, 1985
Series B (The Peoples Gas
Light and Coke Company
Project), 7.50% ...............      3,000,000           3/01/2015       3,246,630

Illinois Health Facilities
Authority, Revenue Bonds,
Series 1997, (Holy Family
Medical Center), MBIA Insured,
5.00% .........................      5,000,000           8/15/2027       4,784,000

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                     Principal          Maturity            Value
                                      Amount              Date            (Note 1)
--------------------------------------------------------------------------------------

Illinois (cont'd)
City of Chicago, Collateralized
Single Family Mortgage
Revenue Bonds, Series 1997-B,
6.95% .............................   $1,200,000         9/01/2028     $ 1,350,060
                                                                        ----------
                                                                         9,380,690
                                                                        ----------
Maine 1.5%
Finance Authority of Maine,
Revenue Obligation Securities,
(Huntington Common Project),
Series 1997A, 7.50% ...............    4,000,000         9/01/2027       4,179,680
                                                                        ----------
Maryland 2.0%
Howard County, Maryland,
Multifamily Mortgage
Refunding Bonds, Series 1994,
(Chase Glen Project),
Mandatory Put 7/1/2004 @
100, 7.00% ........................    5,000,000         7/01/2024       5,566,200
                                                                        ----------
Massachusetts 4.6%
Massachusetts Industrial
Finance Agency, First Mortgage
Revenue Bonds, (Brookhaven
Retirement Community,
Lexington-1994 Issue),
Series A, 6.75% ...................    4,500,000         1/01/2001       4,756,725

Massachusetts Industrial
Finance Agency, First Mortgage
Revenue Bonds, (Berkshire
Retirement Community, Lenox-
1994 Issue) Series A, 6.375% ......    1,500,000         7/01/2005       1,597,605

Massachusetts Bay
Transportation Authority,
General Transportation System
Bonds, 1994 Series A,
Refunding Bonds, 7.00% ............    3,385,000         3/01/2014       4,163,076

Massachusetts Industrial
Finance Agency, (Marina Bay
LLC Project-1997 Issue), 7.50%.....    2,000,000        12/01/2027       2,008,300
                                                                        ----------
                                                                        12,525,706
                                                                        ----------
Michigan 0.7%
State Building Authority, State
of Michigan, 1997 Revenue
Bonds, Series II (Facilities
Program), AMBAC Insured,
0.00% .............................    2,000,000        10/15/2011       1,022,520


--------------------------------------------------------------------------------------
                                     Principal          Maturity            Value
                                      Amount              Date            (Note 1)
--------------------------------------------------------------------------------------

State Building Authority, State
of Michigan, 1997 Revenue
Bonds, Series II (Facilities
Program), AMBAC Insured,
0.00% .............................     $1,940,000      10/15/2012      $  936,554
                                                                        ----------
                                                                         1,959,074
                                                                        ----------
Minnesota 1.5%
Northern Municipal Power
Agency, (Minnesota), Electric
System Revenue Bonds,
Refunding Series 1998, FSA
Insured, 5.40%+ ...................      2,000,000       1/01/2015       2,037,400

Minnesota Housing Finance
Authority, Single Family
Mortgage Bonds, 1994
Series E, 5.90% ...................      2,085,000       7/01/2025       2,188,687
                                                                        ----------
                                                                         4,226,087
                                                                        ----------
Nevada 5.0%
North Las Vegas, Nevada,
Local Special Improvements
District No. 707, 7.10%* ..........      3,500,000       6/01/2016       3,643,045

Clark County School District,
Nevada, General Obligation
(Limited Tax), Building and
Renovation Bonds, Series
1997B, FGIC Insured, 5.25% ........      5,045,000       6/15/2017       5,097,317

State of Nevada, General
Obligation (Limited Tax) Bonds,
Nevada Municipal Bond Bank
Project Nos. 49 and 50, Series
November 1, 1995A, FGIC
Insured, 5.50% ....................      5,000,000      11/01/2025       5,147,350
                                                                        ----------
                                                                        13,887,712
                                                                        ----------
New Hampshire 2.2%
New Hampshire Higher
Educational and Health
Facilities Authority, Revenue
Bonds, Dartmouth College
Issue, Series 1993, 5.375% ........      5,000,000       6/01/2023       5,049,850

New Hampshire Higher
Educational and Health
Facilities Authority, Revenue
Bonds, New Hampshire College
Issue, Series 1997, 6.375% ........      1,000,000       1/01/2027       1,057,050
                                                                        ----------
                                                                         6,106,900
                                                                        ----------


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                                     Principal          Maturity            Value
                                      Amount              Date            (Note 1)
--------------------------------------------------------------------------------------

New Jersey 2.8%
New Jersey Transportation
Trust Fund Authority,
Transportation System Bonds,
1996 Series B, 5.00% ..............     $5,000,000      6/15/2017       $4,969,100

New Jersey Educational
Facilities Authority, Seton Hall
University Project Revenue
Bonds, 1991 Series D, 7.00% .......      1,000,000      7/01/2021        1,074,090

New Jersey Health Care
Facilities Financing Authority,
Revenue and Refunding Bonds,
AHS Hospital Corporation
Issue, Series 1997 A, AMBAC
Insured, 5.00% ....................      1,750,000      7/01/2027        1,712,988
                                                                        ----------
                                                                         7,756,178
                                                                        ----------
New Mexico 1.6%
City of Farmington, New
Mexico, Pollution Control
Revenue Refunding Bonds,
1997 Series D, (Public Service
Company of New Mexico San
Juan Project), 6.375% .............      4,000,000      4/01/2022        4,307,400
                                                                        ----------
New York 8.3%
Port Authority of New York and
New Jersey, Special Project
Bonds, Series 4, KIAC Partners
Project, Subject to AMT,
6.75% .............................      5,000,000     10/01/2011        5,583,200

The City of New York, General
Obligation Refunding Bonds,
Fiscal 1991, Series B, 7.75%* .....      3,990,000      2/01/2012        4,507,503

New York Local Government
Assistance Corp., (A Public
Benefit Corporation of the
State of New York), Series
1993E Refunding Bonds, 6.00%.......      5,000,000      4/01/2014        5,622,500

Dormitory Authority of the
State of New York, Department
of Health of the State of New
York, Revenue Bonds, Series
1996, 5.75% .......................      5,000,000      7/01/2017        5,166,950


--------------------------------------------------------------------------------------
                                     Principal          Maturity            Value
                                      Amount              Date            (Note 1)
--------------------------------------------------------------------------------------

Port Authority of New York and
New Jersey, Special Project
Bonds, Series 6, JFK
International Air Terminal LLC
Project, Subject to AMT, MBIA
Insured, 5.75% ....................     $2,000,000     12/01/2022       $2,100,220
                                                                        ----------
                                                                        22,980,373
                                                                        ----------
North Carolina 2.8%
North Carolina Housing Finance
Agency, Multifamily Revenue
Refunding Bonds, (1992
Refunding Bond Resolution),
Series B, 6.90% ...................      7,000,000      7/01/2024        7,584,780
                                                                        ----------
Ohio 3.8%
County of Miami, Ohio,
Hospital Facilities Revenue
Refunding and Improvement
Bonds, Series 1996A, (Upper
Valley Medical Center), 6.25%......      2,500,000      5/15/2016        2,664,650

City of Cleveland, Ohio, Public
Power System Improvement
First Mortgage Revenue
Refunding Bonds, Series 1991
B, 7.00% ..........................      7,000,000     11/15/2017        7,754,530
                                                                        ----------
                                                                        10,419,180
                                                                        ----------
Oklahoma 1.1%
Tulsa Industrial Authority,
Revenue and Refunding Bonds,
(The University Of Tulsa),
Series 1996A, MBIA Insured,
5.00% .............................      3,000,000     10/01/2022        2,945,430
                                                                        ----------
Pennsylvania 5.7%
Montgomery County Industrial
Development Authority, Health
Facilities Revenue Bonds,
Series of 1993, (ECRI Project),
6.40% .............................        680,000      6/01/2003          717,964

Montgomery County Higher
Education and Health Authority,
Pennsylvania, Northwestern
Corp., 6.50% ......................      1,140,000      6/01/2004        1,235,498

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                     Principal          Maturity            Value
                                      Amount              Date            (Note 1)
--------------------------------------------------------------------------------------
Pennsylvania (cont'd)
City of Philadelphia,
Pennsylvania, Airport Revenue
Refunding Bonds, (Philadelphia
Airport System), Series 1998A
(AMT), FGIC Insured, 6.00%+ ........     $2,750,000      6/15/2008      $ 3,037,458

Pennsylvania Economic
Development Financing
Authority, Resource Recovery
Revenue Bonds, (Northampton
Generating Project), Series
1994A, 6.40% .......................      2,500,000      1/01/2009        2,653,750

Pennsylvania Economic
Development Financing
Authority, Resource Recovery
Revenue Bonds, (Colver
Project), Series 1994D, Subject
to AMT, 7.05% ......................      1,000,000     12/01/2010        1,111,480

Scranton-Lackawanna Health
and Welfare Authority, City of
Scranton, Lackawanna County,
Pennsylvania, Hospital Revenue
Bonds (Moses Taylor Hospital
Project), Series of 1997, 6.20%.....      2,500,000      7/01/2017        2,667,300

Montgomery County Industrial
Development Authority,
Pollution Control Revenue
Refunding Bonds, 1991 Series
A, (Philadelphia Electric Co.
Project), Subject to AMT,
7.60% ..............................      1,000,000      4/01/2021        1,092,160

Philadelphia Authority for
Industrial Development,
Commercial Development
Revenue Refunding Bonds,
(Doubletree Guest Suites
Project), Series 1997A, 6.50% ......      3,000,000     10/01/2027        3,167,100
                                                                         ----------
                                                                         15,682,710
                                                                         ----------
Tennessee 2.1%
City of Memphis, Tennessee,
Electric System Revenue
Refunding Bonds, Series of
1992, 6.00% ........................      2,250,000      1/01/2006        2,475,878

--------------------------------------------------------------------------------------
                                     Principal          Maturity            Value
                                      Amount              Date            (Note 1)
--------------------------------------------------------------------------------------

City of Memphis, Tennessee,
Water Division Revenue
Refunding Bonds, Series of
1992-A, 6.00% ......................     $3,000,000     1/01/2012       $ 3,225,300
                                                                         ----------
                                                                          5,701,178
                                                                         ----------
Texas 8.0%
Texas Municipal Power Agency,
Refunding Revenue Bonds,
Series 1991A, AMBAC Insured,
6.75% ..............................      1,000,000     9/01/2012         1,100,840

Harris County, Texas, General
Obligation Unlimited Tax,
Refunding and Toll Road
Subordinate Lien, Revenue
Bonds, Series 1991, 6.75% ..........      5,750,000     8/01/2014         6,324,482

Texas Public Finance Authority,
State of Texas General
Obligation Refunding Bonds,
Series 1997, 0.00% .................      5,000,000    10/01/2014         2,187,850

Denison Hospital Authority,
Hospital Revenue Bonds,
(Texoma Medical Center, Inc.
Project), Series 1997, 6.125% ......      1,000,000     8/15/2017         1,061,620

Dallas-Fort Worth International
Airport, Facility Improvement
Corporation, American Airlines,
Inc., Revenue Bonds, Series
1990, 7.50% ........................      5,250,000    11/01/2025         5,738,670

Alliance Airport Authority, Inc.,
Special Facilities Revenue
Bonds, Series 1990, (American
Airlines Inc. Project), 7.50% ......      5,000,000    12/01/2029         5,477,100
                                                                         ----------
                                                                         21,890,562
                                                                         ----------
Utah 1.0%
Intermountain Power Agency,
Utah, Power Supply Revenue
Refunding Bonds, 1996 Series
A, MBIA Insured, 6.15% .............      2,500,000     7/01/2014         2,735,175
                                                                         ----------


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                                     Principal          Maturity            Value
                                      Amount              Date            (Note 1)
--------------------------------------------------------------------------------------

Wisconsin 1.7%
Wisconsin Housing and
Economic Development
Authority, Home Ownership
Revenue Bonds, 1992 Series 2,
Subject to AMT, 6.875% .........     $4,250,000        9/01/2024       $  4,554,895
                                                                        -----------
Total Municipal Bonds (Cost $260,417,913).......................        283,152,541
                                                                        -----------




SHORT-TERM OBLIGATIONS 0.4%
New York Local Government
Assistance Corp., (A Public
Benefit Corporation of the
State of New York), Series
1993B Refunding Bonds,
5.50% .............................    100,000     3/01/2005[dbldag]        100,000
Lone Star Airport Improvement
Authority, Inc., Multiple Mode
Demand Revenue Bonds, Issue
of 1984, (American Airlines,
Inc. Project), 5.00% ..............  1,000,000    12/01/2014[dbldag]      1,000,000
                                                                          ---------
Total Short-Term Obligations (Cost $1,100,000)......................      1,100,000
                                                                          ---------
Total Investments (Cost $261,517,913)--103.3%.......................    284,252,541
Cash and Other Assets, Less Liabilities--(3.3%) ....................     (8,954,859)
                                                                       ------------
Net Assets--100.0% .................................................   $275,297,682
                                                                       ============



Federal Income Tax Information:
At December 31, 1997, the net unrealized appreciation
 of investments based on cost for Federal income tax
 purposes of $261,517,913 was as follows:
Aggregate gross unrealized appreciation for all
 investments in which there is an excess of value
 over tax cost ......................................................  $22,734,628
Aggregate gross unrealized depreciation for all
 investments in which there is an excess of tax
 cost over value ....................................................           --
                                                                       -----------
                                                                       $22,734,628
                                                                       ===========



--------------------------------------------------------------------------------
[ddag] Interest rates on these obligations may reset daily.

  + The delivery and payment of this security is beyond the normal settlement time. The purchase price and interest rate are fixed at the trade date although interest is not earned until settlement date.

  * This security is being used to collateralize the delayed delivery purchase noted above. The total market value of segregated securities is $9,190,098.



The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1997


Assets
Investments, at value (Cost $261,517,913) (Note 1) ...................    $284,252,541
Cash .................................................................          54,070
Interest receivable ..................................................       4,980,026
Receivable for securities sold .......................................       3,269,510
Receivable for fund shares sold ......................................         100,395
Other assets .........................................................          22,070
                                                                          ------------
                                                                           292,678,612
Liabilities
Payable for securities purchased .....................................      16,399,680
Dividends payable ....................................................         298,682
Payable for fund shares redeemed .....................................         173,274
Accrued management fee (Note 2) ......................................         127,624
Accrued transfer agent and shareholder services
  (Note 2) ...........................................................         123,172
Accrued distribution and service fees (Note 4) .......................          91,950
Accrued trustees' fees (Note 2) ......................................          22,606
Other accrued expenses ...............................................         143,942
                                                                          ------------
                                                                            17,380,930
                                                                          ------------
Net Assets                                                                $275,297,682
                                                                          ============
Net Assets consist of:
 Undistributed net investment income .................................    $    487,464
 Unrealized appreciation of investments ..............................      22,734,628
 Accumulated net realized loss .......................................        (683,961)
 Paid-in capital .....................................................     252,759,551
                                                                          ------------
                                                                          $275,297,682
                                                                          ============
Net Asset Value and redemption price per share of
  Class A shares ($209,551,674 [divided by] 24,634,800 shares)                   $8.51
                                                                          ============
Maximum Offering Price per share of Class A shares
  ($8.51 [divided by] .955) ..........................................           $8.91
                                                                          ============
Net Asset Value and offering price per share of
  Class B shares ($54,093,140 [divided by] 6,359,801 shares)*.........           $8.51
                                                                          ============
Net Asset Value and offering price per share of
  Class C shares ($2,835,939 [divided by] 333,565 shares)* ...........           $8.50
                                                                          ============
Net Asset Value, offering price and redemption price per share of
  Class S shares ($8,816,929 [divided by] 1,038,945 shares)* .........           $8.49
                                                                          ============

--------------------------------------------------------------------------------
* Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended December 31, 1997
Investment Income
Interest ...........................................................      $16,428,006

Expenses
Management fee (Note 2) ............................................        1,510,208
Transfer agent and shareholder services (Note 2) ...................          415,570
Custodian fee ......................................................          144,959
Reports to shareholders ............................................           70,924
Registration fees ..................................................           45,605
Audit fee ..........................................................           38,146
Service fee-Class A (Note 4) .......................................          530,251
Distribution and service fees-Class B (Note 4) .....................          510,821
Distribution and service fees-Class C (Note 4) .....................           29,009
Trustees' fees (Note 2) ............................................           27,703
Legal fees .........................................................            7,089
Miscellaneous ......................................................           11,498
                                                                          -----------
                                                                            3,341,783
                                                                          -----------
Net investment income ..............................................       13,086,223
                                                                          -----------
Realized and Unrealized Gain (Loss) on
  Investments and Futures Contracts
Net realized gain on investments (Notes 1 and 3) ...................        3,899,015
Net realized loss on futures contracts (Note 1) ....................         (114,912)
                                                                          -----------
 Total net realized gain ...........................................        3,784,103
Net unrealized appreciation of investments .........................        8,918,360
                                                                          -----------
Net gain on investments and futures contracts ......................       12,702,463
                                                                          -----------
Net increase in net assets resulting from operations ...............      $25,788,686
                                                                          ===========


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
December 31, 1997


                                         Years ended December 31
                                       -----------------------------
                                           1996               1997
--------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income ............   $ 14,218,877       $ 13,086,223
Net realized gain (loss) on
  investments and futures
  contracts ......................     (1,834,226)         3,784,103
Net unrealized appreciation
  (depreciation) of
  investments ....................     (4,864,350)         8,918,360
                                     ------------       ------------
Net increase resulting from
  operations .....................      7,520,301         25,788,686
                                     ------------       ------------
Dividends from net investment income:
 Class A .........................    (11,329,888)       (10,117,491)
 Class B .........................     (2,112,558)        (2,053,700)
 Class C .........................       (108,938)          (116,036)
 Class S .........................       (810,073)          (427,971)
                                     ------------       ------------
                                      (14,361,457)       (12,715,198)
                                     ------------       ------------
Net decrease from fund share
  transactions (Note 5) ..........    (38,189,738)       (24,771,115)
                                     ------------       ------------
Total decrease in net assets .....    (45,030,894)       (11,697,627)

Net Assets
Beginning of year ................    332,026,203        286,995,309
                                     ------------       ------------
End of year (including
  undistributed net
  investment income of
  $118,283 and $487,464,
  respectively) ..................   $286,995,309       $275,297,682
                                     ============       ============


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1997

Note 1

State Street Research Tax-Exempt Fund (the "Fund"), is a series of State Street Research Tax-Exempt Trust (the "Trust"), which was organized as a Massachusetts business trust in December, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in August, 1986. The Trust consists presently of two separate funds: State Street Research Tax-Exempt Fund and State Street Research New York Tax-Free Fund.

The investment objective of the Fund is to seek a high level of interest income exempt from federal income taxes. In seeking to achieve its investment objective, the Fund invests primarily in tax-exempt debt obligations which the investment manager believes will not involve undue risk.

The Fund offers four classes of shares. Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C. Class A shares are subject to an initial sales charge of up to 4.50% and pay a service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
Tax-exempt securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term obligations are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

C. Net Investment Income

Net investment income is determined daily and consists of interest accrued and discount earned, less amortization of premium and the estimated daily expenses of the Fund. Interest income is accrued daily as earned. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

D. Dividends

Dividends are declared daily by the Fund based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At December 31, 1997, the Fund had a capital loss carryforward of $99,523 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on December 31, 2004. As part of a merger that occurred December 15, 1995, the Fund acquired from State Street Research Florida Tax-Free Fund and State Street Research Pennsylvania Tax-Free Fund a capital loss carryforward of $379,027, of which $70,949 and $308,078 expires on December 31, 2001 and 2002, respectively. The Fund's use of such capital loss carryforward may be limited under current tax laws.

F. Futures Contracts

The Fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The Fund will not purchase any futures contract if, after such purchase, more than one-third of net assets would be represented by long futures contracts. The Fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the Fund deposits with the selling broker sufficient cash or U.S. Government securities to meet the minimum "initial margin" requirements. Thereafter, the Fund receives from or pays to the broker cash or U.S. Government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. Securities Lending

The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. During the year ended December 31, 1997, there were no loaned securities.

Note 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.55% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1997, the fees pursuant to such agreement amounted to $1,510,208.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended December 31, 1997, the amount of such expenses was $75,169.

The fees of the Trustees not currently affiliated with the Adviser amounted to $27,703 during the year ended December 31, 1997.

Note 3

For the year ended December 31, 1997, purchases and sales of securities, exclusive of short-term obligations, aggregated $168,797,458 and $185,685,527, respectively.

Note 4

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1997, fees pursuant to such plan amounted to $530,251, $510,821 and $29,009 for Class A, Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $58,730 and $358,291, respectively, on sales of Class A shares of the Fund during the year ended December 31, 1997, and that MetLife Securities, Inc. earned commissions aggregating $250,218 on sales of Class B shares, and the Distributor collected contingent deferred sales charges aggregating $163,953 and $5,380 on redemptions of Class B and Class C shares, respectively, during the same period.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

Note 5

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

Share transactions were as follows:


                                                                          Years ended December 31
                                                  -----------------------------------------------------------------------
                                                                 1996                                 1997
                                                  ----------------------------------   ----------------------------------
Class A                                                Shares            Amount             Shares            Amount
-----------------------------------------------   ---------------   ----------------   ---------------   ----------------
Shares sold ...................................       3,002,670      $  23,933,082         2,065,831      $  16,933,303
Issued upon reinvestment of dividends .........       1,019,921          8,152,263           893,473          7,340,108
Shares repurchased ............................      (7,148,451)       (57,087,469)       (5,888,583)       (48,161,322)
                                                     ----------      -------------        ----------      -------------
Net decrease ..................................      (3,125,860)     $ (25,002,124)       (2,929,279)     $ (23,887,911)
                                                     ==========      =============        ==========      =============
Class B                                               Shares             Amount            Shares             Amount
------------------------------------------------     ----------      -------------        ----------      -------------
Shares sold ...................................       1,380,510      $  11,106,098         1,029,241      $   8,463,587
Issued upon reinvestment of dividends .........         183,701          1,368,769           187,485          1,540,633
Shares repurchased ............................      (1,461,750)       (11,643,649)       (1,237,297)       (10,121,203)
                                                     ----------      -------------        ----------      -------------
Net increase (decrease) .......................         102,461      $     831,218           (20,571)     $    (116,983)
                                                     ==========      =============        ==========      =============
Class C (Formerly Class D)                            Shares             Amount            Shares             Amount
------------------------------------------------     ----------      -------------        ----------      -------------
Shares sold ...................................         252,936      $   2,023,533           154,375      $   1,262,199
Issued upon reinvestment of dividends .........           5,443             44,400             7,270             59,643
Shares repurchased ............................        (408,733)        (3,307,900)         (184,791)        (1,511,144)
                                                     ----------      -------------        ----------      -------------
Net decrease ..................................        (150,354)     $  (1,239,967)          (23,146)     $    (189,302)
                                                     ==========      =============        ==========      =============
Class S (Formerly Class C)                            Shares             Amount            Shares             Amount
------------------------------------------------     ----------      -------------        ----------      -------------
Shares sold ...................................         573,749      $   4,662,961            67,784      $     567,802
Issued upon reinvestment of dividends .........          49,208            392,454            34,030            279,608
Shares repurchased ............................      (2,257,037)       (17,834,280)         (174,445)        (1,424,329)
                                                     ----------      -------------        ----------      -------------
Net decrease ..................................      (1,634,080)     $ (12,778,865)          (72,631)     $    (576,919)
                                                     ==========      =============        ==========      =============

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                         Class A
                                               -----------------------------------------------------------
                                                                 Years ended December 31
                                               -----------------------------------------------------------
                                                   1993        1994        1995        1996        1997
                                               ----------- ----------- ----------- ----------- -----------
Net asset value, beginning of year ($)               7.94        8.43        7.46        8.26        8.10
                                                    -----       -----       -----      ------       -----
 Net investment income ($)                           0.40        0.40        0.39        0.39        0.40
 Net realized and unrealized gain (loss) on
  investments and futures contracts ($)              0.54       (0.98)       0.82       (0.16)       0.40
                                                    -----      ------       -----     -------       -----
Total from investment operations ($)                 0.94       (0.58)       1.21        0.23        0.80
                                                    -----      ------       -----     -------       -----
 Dividends from net investment income ($)           (0.39)      (0.38)      (0.41)      (0.39)      (0.39)
 Distributions from net realized gains ($)          (0.06)      (0.01)         --          --          --
                                                    ------     ------      ------     -------      ------
Total distributions ($)                             (0.45)      (0.39)      (0.41)      (0.39)      (0.39)
                                                    ------     ------      ------     -------      ------
Net asset value, end of year ($)                     8.43        7.46        8.26        8.10        8.51
                                                   ======      ======      ======     =======      ======
Total return(2) (%)                                 12.11       (6.90)      16.58        2.93       10.17
Ratios/supplemental data:
Net assets at end of year ($ thousands)           302,845     238,097     253,402     223,407     209,552
Ratio of operating expenses to average net
 assets (%)                                          1.20        1.20        1.13        1.04        1.08
Ratio of net investment income to average net
 assets (%)                                          4.85        5.07        4.95        4.82        4.91
Portfolio turnover rate (%)                         36.16       78.63       97.32      125.24       60.48

                                                                        Class B
                                               ---------------------------------------------------------
                                                                Years ended December 31
                                               ---------------------------------------------------------
                                                    1993(1)      1994       1995       1996       1997
                                               -------------- ---------- ---------- ---------- ---------
Net asset value, beginning of year ($)               8.25         8.43       7.46       8.26      8.10
                                                    -----        -----      -----     ------     -----
 Net investment income ($)                           0.19         0.34       0.33       0.32      0.34
 Net realized and unrealized gain (loss) on
  investments and futures contracts ($)              0.24        (0.97)      0.82      (0.15)     0.40
                                                    -----        ------     ------    -------     -----
Total from investment operations ($)                 0.43        (0.63)      1.15       0.17      0.74
                                                    -----        ------     -----    -------     -----
 Dividends from net investment income ($)           (0.19)       (0.33)     (0.35)     (0.33)    (0.33)
 Distributions from net realized gains ($)          (0.06)       (0.01)        --         --        --
                                                    ------       ------     ------    -------    ------
Total distributions ($)                             (0.25)       (0.34)     (0.35)     (0.33)    (0.33)
                                                    ------       ------     ------    -------    ------
Net asset value, end of year ($)                     8.43         7.46       8.26       8.10      8.51
                                                    ======       ======     ======    =======    ======
Total return(2) (%)                                  5.20(3)     (7.59)     15.72       2.15      9.35
Ratios/supplemental data:
Net assets at end of year ($ thousands)            27,695       35,338     51,827     51,710    54,093
Ratio of operating expenses to average net
 assets (%)                                          1.95(4)      1.95       1.88       1.79      1.83
Ratio of net investment income to average net
 assets (%)                                          3.93(4)      4.35       4.19       4.07      4.15
Portfolio turnover rate (%)                         36.16        78.63      97.32     125.24     60.48



                                                             Class C (Formerly Class D)
                                               ------------------------------------------------------
                                                              Years ended December 31
                                               ------------------------------------------------------
                                                   1993(1)       1994      1995      1996      1997
                                               -------------- --------- --------- --------- ---------
Net asset value, beginning of year ($)                8.25       8.43      7.46      8.25      8.10
                                                     -----      -----     -----    ------     -----
 Net investment income ($)                            0.19       0.34      0.33      0.32      0.34
 Net realized and unrealized gain (loss) on
  investments and futures contracts ($)               0.23      (0.97)     0.81     (0.14)     0.39
                                                     -----      ------    -----   -------     -----
Total from investment operations ($)                  0.42      (0.63)     1.14      0.18      0.73
                                                     -----      ------    -----   -------     -----
 Dividends from net investment income ($)            (0.18)     (0.33)    (0.35)    (0.33)    (0.33)
 Distributions from net realized gains ($)           (0.06)     (0.01)       --        --        --
                                                    ------      ------    ------   -------    ------
Total distributions ($)                              (0.24)     (0.34)    (0.35)    (0.33)    (0.33)
                                                    ------      ------    ------   -------    ------
Net asset value, end of year ($)                      8.43       7.46      8.25      8.10      8.50
                                                    ======      ======    ======   =======    ======
Total return(2) (%)                                   5.19(3)   (7.59)    15.58      2.28      9.23
Ratios/supplemental data:
Net assets at end of year ($ thousands)              1,115        958     4,183     2,889     2,836
Ratio of operating expenses to to average net
 assets (%)                                           1.99(4)    1.95      1.88      1.79      1.83
Ratio of net investment income to average net
 assets (%)                                           3.92(4)    4.31      4.13      4.06      4.16
Portfolio turnover rate (%)                          36.16      78.63     97.32    125.24     60.48

                                                             Class S (Formerly Class C)
                                               -------------------------------------------------------
                                                               Years ended December 31
                                               -------------------------------------------------------
                                                   1993(1)       1994      1995       1996      1997
                                               -------------- --------- ---------- --------- ---------
Net asset value, beginning of year ($)                8.25        8.41       7.45      8.24      8.09
                                                     -----       -----      -----    ------     -----
 Net investment income ($)                            0.23        0.42       0.40      0.39      0.42
 Net realized and unrealized gain (loss) on
  investments and futures contracts ($)               0.22       (0.96)      0.81     (0.13)     0.39
                                                     -----       ------      -----   -------     -----
Total from investment operations ($)                  0.45       (0.54)      1.21      0.26      0.81
                                                     -----       ------      -----   -------     -----
 Dividends from net investment income ($)            (0.23)      (0.41)     (0.42)    (0.41)    (0.41)
 Distributions from net realized gains ($)           (0.06)      (0.01)        --        --        --
                                                     ------      ------     ------   -------    ------
Total distributions ($)                              (0.29)      (0.42)     (0.42)    (0.41)    (0.41)
                                                     ------      ------     ------   -------    ------
Net asset value, end of year ($)                      8.41        7.45       8.24      8.09      8.49
                                                     ======      ======     ======   =======    ======
Total return(2) (%)                                   5.54(3)    (6.56)     16.76      3.30     10.33
Ratios/supplemental data:
Net assets at end of year ($ thousands)                477         334     22,614     8,990     8,817
Ratio of operating expenses to to average net
 assets (%)                                           0.96(4)     0.95       0.88      0.79      0.83
Ratio of net investment income to average net
 assets (%)                                           4.92(4)     5.26       4.85      5.04      5.15
Portfolio turnover rate (%)                          36.16       78.63      97.32    125.24     60.48


--------------------------------------------------------------------------------
(1) June 7, 1993 (commencement of share class designations) to December 31,
    1993.
(2) Does not reflect any front-end or contingent deferred sales charges.
(3) Not annualized.
(4) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Tax-Exempt Trust and the Shareholders of

State Street Research Tax-Exempt Fund



In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Tax-Exempt Fund (a series of State Street Research Tax-Exempt Trust, hereafter referred to as the "Trust") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
February 6, 1998

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------


State Street Research Tax-Exempt Fund had a strong year. Class A shares returned +10.17% [without sales charge] for the 12 months ended December 31, 1997. This total return performance was higher than that of the average general municipal debt fund tracked by Lipper Analytical Services, which returned 9.11% for the same period. The Lehman Brothers Municipal Bond Index gained 9.19% for the same period.

The Fund invests primarily in tax-exempt debt obligations with an emphasis on research to maximize return and manage risk.

A generally favorable economic environment helped the Fund's performance during the year. The manager increased the Fund's investments in higher-yielding, uninsured and zero coupon bonds and gradually lengthened the Fund's duration. As interest rates came down during the year and the supply of new bonds remained low, the Fund's return got a boost from capital appreciation.

With a favorable outlook for both the economy and inflation, the outlook for the Fund remains positive for the period ahead.

December 31, 1997

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. "S" shares, offered without a sales charge, are available through certain employee benefit plans and special programs. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "C" share contingent deferred sales charges where applicable. Before November 1, 1997, Class C shares were designated Class D, and Class S shares were designated Class
C. The Lehman Brothers Municipal Bond Index is a commonly used measure of bond market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.


                    Change In Value Of $10,000 Based On The
                    Lehman Municipal Bond Index Compared To
                      Change In Value Of $10,000 Invested
                               In Tax-Exempt Fund

                                 Class A Shares

               Tax-Exempt      Lehman Municipal
                 Fund             Bond Index
12/87            9,550             10,000
12/88           10,838             11,016
12/89           11,881             12,205
12/90           12,455             13,094
12/91           13,924             14,684
12/92           15,222             15,979
12/93           17,006             17,942
12/94           15,888             17,014
12/95           18,522             19,984
12/96           19,065             20,869
12/97           21,004             22,787

      Average Annual Total Return
------------------------------------------
1 Year         5 Years            10 Years
------------------------------------------
+5.21%         +5.67%              +7.70%



                                 Class B Shares

               Tax-Exempt      Lehman Municipal
                 Fund             Bond Index
12/87           10,000             10,000
12/88           11,349             11,016
12/89           12,441             12,205
12/90           13,042             13,094
12/91           14,580             14,684
12/92           15,939             15,979
12/93           17,796             17,942
12/94           16,445             17,014
12/95           19,029             19,984
12/96           19,438             20,869
12/97           21,256             22,787

      Average Annual Total Return
------------------------------------------
1 Year         5 Years            10 Years
------------------------------------------
+4.35%         +5.61%              +7.83%



                                 Class C Shares

               Tax-Exempt      Lehman Municipal
                 Fund             Bond Index
12/87           10,000             10,000
12/88           11,349             11,016
12/89           12,441             12,205
12/90           13,042             13,094
12/91           14,580             14,684
12/92           15,939             15,979
12/93           17,794             17,942
12/94           16,433             17,014
12/95           19,004             19,984
12/96           19,437             20,869
12/97           21,231             22,787

      Average Annual Total Return
1 Year         5 Years            10 Years
+8.23%         +5.90%              +7.82%



                                 Class S Shares

               Tax-Exempt      Lehman Municipal
                 Fund             Bond Index
12/87           10,000             10,000
12/88           11,349             11,016
12/89           12,441             12,205
12/90           13,042             13,094
12/91           14,580             14,684
12/92           15,939             15,979
12/93           17,854             17,942
12/94           16,682             17,014
12/95           19,477             19,984
12/96           20,120             20,869
12/97           22,200             22,787

      Average Annual Total Return
------------------------------------------
1 Year         5 Years            10 Years
------------------------------------------
+10.33%        +6.85%              +8.30%

                  STATE STREET RESEARCH NEW YORK TAX-FREE FUND


                                   a Series of


                     STATE STREET RESEARCH TAX-EXEMPT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 1998

                                TABLE OF CONTENTS
                                                                            Page

INVESTMENT OBJECTIVE........................................................   2

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS.............................   2

NEW YORK MUNICIPAL OBLIGATIONS..............................................   4

ADDITIONAL INFORMATION CONCERNING
         CERTAIN INVESTMENT TECHNIQUES......................................  19

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS.............................  28

THE TRUST, THE FUND AND ITS SHARES..........................................  35

TRUSTEES AND OFFICERS.......................................................  37

INVESTMENT ADVISORY SERVICES................................................  42

PURCHASE AND REDEMPTION OF SHARES...........................................  43

SHAREHOLDER ACCOUNTS........................................................  48

NET ASSET VALUE.............................................................  52

PORTFOLIO TRANSACTIONS......................................................  53

CERTAIN TAX MATTERS.........................................................  56

DISTRIBUTION OF SHARES OF THE FUND..........................................  59

CALCULATION OF PERFORMANCE DATA.............................................  62

CUSTODIAN...................................................................  68

INDEPENDENT ACCOUNTANTS.....................................................  68

FINANCIAL STATEMENTS........................................................  68

     The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research New York Tax-Free Fund (the "Fund") dated May 1, 1998, which may be obtained without charge from the offices of State Street Research Tax-Exempt Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.


CONTROL NUMBER: 1285M-960501(0698)SSR-LD                           NYTF-606D-598

                              INVESTMENT OBJECTIVE

     As set forth under "The Fund--Goal and Strategy--Fundamental Goal" in the Prospectus of State Street Research New York Tax-Free Fund (the "Fund"), the Fund's investment goal, which is to seek a high level of interest income exempt from federal income taxes and New York State and New York City personal income taxes, is fundamental and may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.)


                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS


     As set forth under "New York Tax-Free Fund--Portfolio Risks" and "Other Securities and Risks" in the Fund's Prospectus, the Fund has adopted certain investment restrictions, and those restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund. Restrictions that are not fundamental may be changed by a vote of a majority of the Trustees of the Trust.

     The Fund's fundamental investment restrictions are set forth below. Under these restrictions, it is the Fund's policy:


(1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund;

(2)  not to issue senior securities;

(3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, if determined by the Trust's Board of Trustees, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(4) not to purchase or sell fee simple interests in real estate, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which own or invest or deal in real estate;

(5) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies, shall not be deemed investments in commodities or commodities contracts;

(6) not to make loans, except that the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (including repurchase agreements with respect thereto);

(7) not to conduct arbitrage transactions (provided that investments in futures and options shall not be deemed arbitrage transactions);

(8) not to invest in oil, gas or other mineral exploration or development programs (provided that the Fund may invest in securities issued by companies which invest in or sponsor such programs and in securities indexed to the price of oil, gas or other minerals);

(9) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry [for purposes of this restriction, (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry, (c) finance companies will be classified according to the industries of their parent companies, (d) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations) shall be excluded; (e) industrial development revenue bonds which are based, directly or indirectly, on the credit of private issuers will be classified according to the industry of the issuer, and (f) New York State and other jurisdictions and each of their separate political subdivisions, agencies, authorities or instrumentalities are treated as separate issuers and are not regarded as members of any industry];

(10) not to borrow money except for borrowings from banks for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 25% of the value of its total assets, and except insofar as reverse repurchase agreements may be regarded as borrowing. As a matter of current operating, but not fundamental, policy, the Fund will not purchase additional portfolio securities at any time when it has outstanding money borrowings in excess of 5% of the Fund's total assets (taken at current value); and

(11) not to invest in a security if the transaction would result in more than 25% of the Fund's total assets being invested in industrial revenue bonds which are based directly or indirectly on the credit of private issuers in any one industry, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government or to repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations.


     The following investment restrictions are not fundamental. Under these restrictions, it is the Fund's policy:

(1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

(2) not to engage in transactions in options, except in connection with options on securities and securities indices and options on futures on securities and securities indices;

(3) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box";

(4) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings (for the purpose of this restriction, futures and options, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures and options, are not deemed to involve a hypothecation, mortgage or pledge of assets);

(5) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange; and

(6) not to invest in companies for the purpose of exercising control over their management, although the Fund may from time to time present its views on various matters to the management of issuers in which it holds investments.


                         NEW YORK MUNICIPAL OBLIGATIONS


     As used in the Prospectus and this Statement of Additional Information, the term "New York Municipal Obligations" refers to debt obligations, including bonds and notes, issued by the State of New York and its political subdivisions, the interest on which was at the time of issuance, in the opinion of bond counsel, excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes. Like other tax-exempt bonds, New York Municipal Obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, mass transportation, roads, schools, and water and sewer works. Other public purposes for which New York Municipal Obligations, like other tax-exempt bonds, may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as industrial development revenue bonds may be issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, conventions or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term New York Municipal Obligations if the interest paid thereon is, in the opinion of bond counsel at the time of issuance, excluded from gross income for federal income tax purposes and exempt from New York State and City personal income taxes. Other industrial development bonds used to fund the construction, equipment, repair or improvement of privately-operated industrial or commercial facilities may also be New York Municipal Obligations, but the size of such issues is limited under current federal tax law. The Fund may not be a desirable investment for "substantial users" of facilities financed by industrial development revenue bonds or for "related persons" of substantial users.


     The two principal classifications for tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development revenue bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).


     Municipal lease obligations, that is, lease obligations or installment purchase contract obligations supported by lease payments made by a municipality, may be issued by state and government authorities to obtain funds to acquire a wide variety of equipment and facilities, such as fire and sanitation vehicles, computer equipment, buildings and other capital assets. Although municipal lease obligations do not normally constitute general obligations of the municipality, a lease obligation is ordinarily based by the municipality's agreement to make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in later years unless money is appropriated in the future. Municipal lease obligations are a relatively new form of financing instrument and the market for such obligations is still developing.

     Depending on the development of such markets, such municipal lease obligations may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. In determining the liquidity and appropriate valuation of a municipal lease obligation, the following factors relating to the security are considered, among others: (1) the frequency of trades and quotes;
(2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades and (5) the likelihood that the obligation will continue to be marketable based on the credit quality of the municipality or relevant obligor. Municipal lease obligations initially deemed to be liquid could later become illiquid.


     Prices and yields on New York Municipal Obligations and other tax-exempt obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Information about the financial condition of an issuer of tax-exempt bonds or notes may not be as extensive as that which is made available by corporations whose securities are publicly traded.


     The Fund may invest in New York Municipal Obligations which have fixed interest rates or variable or floating interest rates, including short-term obligations which have daily adjustable rates. Variable or floating rates may be adjusted in relation to market rates for other instruments, prime rates, indices or similar indicators. Certain of these adjustable obligations may carry a demand feature that permits the Fund to receive the par value of the security upon demand prior to maturity. These obligations may also be subject to prepayment without penalty at the option of the issuer.

     The ratings of Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") represent their opinions and are not absolute standards of quality. Tax-exempt obligations with the same maturity, interest rate and rating may have different yields while on the other hand tax-exempt obligations with the same maturity and interest rate but with different ratings may have the same yield.


     Obligations of issuers of tax-exempt securities are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations to pay interest on and principal of their tax-exempt securities may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's tax-exempt bonds or notes in the same manner.

     From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions, and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of New York Municipal Obligations for investment by the Fund and the value of the Fund's portfolio could be materially affected, in which event the Fund would reevaluate its investment objective and policies and consider changes in the structure of the Fund or dissolution.

Special Considerations Relating to New York Municipal Obligations


Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. New York City (the "City"), which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.

     The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Moderate growth is projected to continue in 1998 and 1999 for employment, wages, and personal income, although the growth rates will lessen gradually during the course of the two years. Overall employment growth is expected to continue at a modest rate, reflecting the slowing growth in the national economy, continued spending restraint in government, and restructuring in the health care, social service, and banking sectors.

     There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.


State Budget. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

     The State's budget for the 1997-98 fiscal year was adopted by the Legislature on August 4, 1997, more than four months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for State-supported debt service. The State Financial Plan for the 1997-98 fiscal year was formulated on August 11, 1997 and was based on the State's budget as enacted by the Legislature, as well as actual results for the first quarter of the current fiscal year (the "1997-98 State Financial Plan"). In recent years, the State has failed to adopt a budget prior to the beginning of its fiscal year. There can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.

     The Governor is required by law to propose a balanced budget each year. In order to address any potential remaining budget gap, the Governor is expected to make additional proposals to bring receipts in line with disbursements. The State has closed projected budget gaps of $5.0 billion, $3.9 billion and $2.3 billion in its 1995-96, 1996-97 and 1997-98 fiscal years, respectively.

     The 1997-98 General Fund Financial Plan is projected to be balanced on a cash basis, with a projected cash surplus of $1.83 billion. As compared to the Governor's Executive Budget as amended in February 1997, the State's adopted budget for 1997-98 increased General Fund spending by $1.7 billion, primarily from increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures include increased revenues projected for the 1997-98 fiscal year, increased resources produced in the 1996-97 fiscal year that will be utilized in 1997- 98, re-estimates of social service, fringe benefit and other spending, and certain non-recurring resources.

     The 1997-98 adopted budget includes multi-year reductions, including a State funded property and local income tax reduction program, estate tax relief, utility gross receipts tax reductions, permanent reductions in the State sales tax on clothing, and elimination of assessments on medical providers. These reductions are intended to reduce the overall level of State and local taxes in New York and to improve the State's competitive position vis-a-vis other states. The various elements of the State and local tax and assessments reductions have little or no impact on the 1997-98 State Financial Plan, and do not begin to materially affect the outyear projections until the State's 1999-2000 fiscal year.

     Other actions taken in the 1997-98 adopted budget add further pressure to future budget balance in New York State. For example, the fiscal effects of tax reductions adopted in the 1997-98 budget are projected to grow more substantially beyond the 1998-99 fiscal year, with incremental costs averaging in excess of $1.3 billion annually over the last three years of the tax reduction program. These incremental costs reflect the phase-in of State-funded school property tax and local income tax relief, the phase-out of the assessments on medical providers, and reductions in estate and gift levies, utility gross receipts taxes, and the State sales tax on clothing. The full annual cost of the enacted tax reduction package is estimated at approximately $4.8 billion when fully effective in State fiscal year 2001-02. In addition, the 1997-98 budget included multi-year commitments for school aid and pre-kindergarten early learning programs which could add as much as $1.4 billion in costs when fully annualized in fiscal year 2001-02. These spending commitments are subject to annual appropriation.

     On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001- 2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller has also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001- 2002 State fiscal year could grow to nearly $12 billion.

     The Governor presented his 1998-99 Executive Budget to the Legislature on January 20, 1998. The Executive Budget contains financial projections for the State's 1997-98 through 2000-01 fiscal years, detailed estimates of receipts and a proposed Capital Program and Financing Plan for the 1997-98 through 2002-03 fiscal years. It is expected that the Governor will prepare amendments to his Executive Budget as permitted under law and that these amendments will be reflected in a revised Financial Plan. There can be no assurance that the Legislature will enact into law the Executive Budget as proposed by the Governor, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth therein.

     The 1998-99 Financial Plan is projected to be balanced on a cash basis in the General Fund. Total General Fund receipts, including transfers from other funds, are projected to be $36.22 billion, an increase of $1.02 billion over projected receipts in the current fiscal year. Total General Fund disbursements, including transfers to other funds, are projected to be $36.18 billion, an increase of $1.02 billion over the projected expenditures (including pre-payments), for the current fiscal year. As compared to the 1997-98 State Financial Plan, the Executive Budget proposes year-to-year growth in General Fund spending of 2.89 percent. State Funds spending (i.e., General Fund plus other dedicated funds, with the exception of federal aid) is projected to grow by 8.5 percent. Spending from All Governmental Funds (excluding transfers) is proposed to increase by 7.6 percent from the prior fiscal year.

     The forecast of General Fund receipts in 1998-99 incorporates several Executive Budget tax proposals that, if enacted, would further reduce receipts otherwise available to the General Fund by approximately $700 million during 1998-99. The Executive Budget proposes accelerating school tax relief for senior citizens under STAR, which is projected to reduce General Fund receipts by $537 million in 1998-99. The proposed reduction supplements STAR tax reductions already scheduled in law, which are projected at $187 million in 1998-99. The Budget also proposes several new tax-cut initiatives and other funding changes that are projected to further reduce receipts available to the General Fund by over $200 million. These initiatives include reducing the fee to register passenger motor vehicles and earmarking a larger portion of such fees to dedicated funds and other purposes; extending the number of weeks in which certain clothing purchases are exempt from sales taxes; more fully conforming State law to reflect recent Federal changes in estate taxes; continuing lower pari-mutuel tax rates; and accelerating scheduled property tax relief for farmers from 1999 to 1998. In addition to the specific tax and fee reductions discussed above, the Executive Budget also proposes establishing a reserve of $100 million to permit the acceleration into 1998-99 of other tax reductions that are otherwise scheduled in law for implementation in future fiscal years.

     The Division of the Budget estimates that the 1998-99 Financial Plan includes approximately $62 million in non-recurring resources, comprising less than two-tenths of one percent of General Fund disbursements. The non-recurring resources projected for use in 1998-99 consist of $27 million in retroactive federal welfare reimbursements for family assistance recipients with HIV/AIDS, $25 million in receipts from the Housing Finance Agency that were originally anticipated in 1997-98, and $10 million in other measures, including $5 million in asset sales.

     Disbursements from Capital Projects funds in 1998-99 are estimated at $4.82 billion, or $1.07 billion higher than 1997-98. The proposed spending plan includes: $2.51 billion in disbursements for transportation purposes, including the State and local highway and bridge program; $815 million for environmental activities; $379 million for correctional services; $228 million for the State University of New York ("SUNY") and the City University of New York ("CUNY"); $290 million for mental hygiene projects; and $375 million for CEFAP. Approximately 28 percent of capital projects are proposed to be financed by "pay-as-you-go" resources. State-supported bond issuances finance 46 percent of capital projects, with federal grants financing the remaining 26 percent.

     The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the financial plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Actual results, however, could differ materially and adversely from the projections set forth in a financial plan, and those projections may be changed materially and adversely from time to time.

     In the past, the State has taken management actions and made use of internal sources to address potential State financial plan shortfalls, and the Division of Budget believes it could take similar actions should variances occur in its projections for the current fiscal year.

Recent Financial Results. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

     The State ended the first six months of its 1997-98 fiscal year with an unaudited General Fund cash balance of $3.2 billion, or $254 million above the August Financial Plan estimate. Total unaudited receipts, including transfers from other funds, totaled $18.8 billion, or $340 million higher than expected. The additional receipts reflected higher-than-anticipated tax revenues of $244 million and miscellaneous receipts of $93 million. Unaudited General Fund spending for the same period equaled $16.0 billion, or $86 million above the cashflow projections published in the August Financial Plan. For fiscal year 1997-98, total General Fund receipts were projected at $35.09 billion, an increase of $2.05 billion from 1996-97 results. Total disbursements, including transfers to capital projects, debt service and other funds, were projected at $34.60 billion, or 5.2 percent higher than disbursements in 1996-97.

     The mid-year update projected a closing balance in the General Fund of $927 million, which was composed of a $530 million reserve for future needs, a $332 million balance in the Tax Stabilization Reserve Fund ("TSRF"), and a $65 million balance in the Contingency Reserve Fund ("CRF").

     As part of the 1997-98 Adopted Budget Report, the State also issued its update to the GAAP-basis Financial Plan for the State's 1997-98 fiscal year, based on the cash-basis 1997-98 State Financial Plan completed in August. The GAAP-basis update projected a General Fund operating deficit of $959 million, primarily reflecting the use of a portion of the 1996-97 cash surplus to fund 1997-98 liabilities, offset by the $530 million reserve for future needs.


Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.


         The State may undertake  short-term  borrowings  without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.


     The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation ("LGAC") to restructure the way the State makes certain local aid payments.


     In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

     In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through New York State's annual seasonal borrowing. The legislation empowered LGAC to issue its bonds and notes in an amount to yield net proceeds not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which were to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap was thus permitted in any fiscal year, it was required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program.

     On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.

     The State anticipates that its capital programs will be financed, in part, by State and public authorities borrowings in the 1997-98 fiscal year. The State expects to issue $605 million in general obligation bonds (including $140 million for purposes of redeeming outstanding bond anticipation notes) and $140 million in general obligation commercial paper. The Legislature has also authorized the issuance of $311 million in certificates of participation (including costs of issuance, reserve funds and other costs) during the State's 1997-98 fiscal year for equipment purchases. The projection of State borrowings for the 1997-98 fiscal year is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

     The proposed 1997-98 through 2002-03 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As a part of that Plan, changes were proposed to the State's 1997-98 borrowing plan, including: the delay in the issuance of COPs to finance welfare information systems until 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.

     As a result of these changes, the State's 1997-98 borrowing plan now reflects: $501 million in general obligation bonds (including $140 million for purposes of redeeming outstanding BANs) and $140 million in general obligation commercial paper; the issuance of $83 million in COPs for equipment purchases; and approximately $1.8 billion in borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1997-98 capital projects. The projection of State borrowings for the 1997-98 fiscal year is subject to change as market conditions, interest rates and other factors vary through the end of the fiscal year.


     New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.


Litigation. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (5) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (6) challenges to regulations promulgated by the Superintendent of Insurance establishing certain excess medical malpractice premium rates; (7) challenges to certain aspects of petroleum business taxes;
(8) action alleging damages resulting from the failure by the State's Department of Environmental Conservation to timely provide certain data; (9) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services; (10) an action seeking reimbursement from the State for certain costs arising out of the provision of pre-school services and programs for children with handicapped conditions; (11) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; and
(12) a challenge to the constitutionality of Clean Water/Clean Air Bond Act.

     Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.

     The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1997-98 fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan. In its audited financial statements for the 1996-97 fiscal year, the State reported its estimated liability for awarded and anticipated unfavorable judgments to be $364 million, of which $134 million is expected to be paid during the 1997-98 fiscal year.

     Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.


     Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.


New York City and Other Localities. The fiscal health of the State of New York may also be impacted by the fiscal health of its localities, particularly the City of New York, which has required and continues to require significant financial assistance from New York State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

     In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&Ps.

     On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 3, 1998, S&P placed a BBB+ rating on the City's general obligation debt on CreditWatch with positive implications.

     New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of June 30, 1997, MAC had outstanding an aggregate of approximately $4.267 billion of its bonds. MAC is authorized to issue bonds and notes to refunds its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to the Transit Authority and the New York City School Construction Authority through the 1997 fiscal year in the event the City fails to provide such financing.

     Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

     On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and CUNY and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-987 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or currently estimated for 1997-98, but roughly equivalent to the rate for 1995-96.

     The 1998-99 forecast for user taxes and fees also reflects the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that are projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.

     In comparison to the current fiscal year, business tax receipts are projected to decline slightly in 1998-99, falling from $4.98 million to $4.96 billion. The decline in this category is largely attributable to scheduled tax reductions. In total, collections for corporation and utility taxes and the petroleum business tax are projected to fall by $107 million from 1997-98. The decline in receipts in these categories is partially offset by growth in the corporation franchise, insurance and bank taxes, which are projected to grow by $88 million over the current fiscal year.

     The Financial Plan is projected to show a GAAP-basis surplus of $131 million for 1997-98 and a GAAP-basis deficit of $1.3 billion for 1998-99 in the General Fund, primarily as a result of the use of the 1997-98 cash surplus. In 1998-99, the General Fund GAAP Financial Plan shows total revenues of $34.68 billion, total expenditures of $35.94 billion, and net other financing sources and uses of $42 million.

     Since the preparation of the 1998-2001 Financial Plan, the State has adopted its budget for the 1997-1998 fiscal year. The State budget enacted a smaller sales tax reduction than the tax reduction program assumed by the City in the financial plan, which will increase projected City sales tax revenues; provided for State aid to the City which was less than assumed in the financial plan; and enacted a State funded tax relief program which begins a year later than reflected in the financial plan. In addition, the net effect of tax law changes made in the Federal Balanced Budget Act of 1997 are expected to increase tax revenues in the 1998 fiscal year.

     Although the City has maintained balanced budgets in each of its last sixteen fiscal years and is projected to achieve balanced operating results for the 1997 fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

     The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

     Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for the City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

     The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

     The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's current financial plan projects $2.4 billion of seasonal financing for the 1998 fiscal year, the City expects to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

     Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the 1997-98 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

     Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

     Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997. Twenty-eight municipalities are scheduled to share in more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97% increase in General Purpose State Aid.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in New York State other than New York City was approximately $19 billion. A small portion (approximately $102.3 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling New York State legislation. State law requires the comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.


     From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If New York State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within New York State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing New York State assistance in the future.


Certain Limitations Relating to New York Municipal Obligations

     The Fund reserves the right to invest more than 25% of its total assets in tax-exempt industrial development revenue bonds. The Fund may invest up to 25% of its total assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds or electric power project revenue bonds, or in industrial development revenue bonds which are based, directly or indirectly, on the credit of private entities in any one industry. This may make the Fund more susceptible to economic, political or regulatory occurrences affecting a particular industry or sector and increase the potential for fluctuation of net asset value. Investments in industrial development revenue bonds which may result in federal alternative minimum taxes will under present policy be limited to 20% of the Fund's net assets.


                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES


Derivatives

     The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

     Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Investment Manager anticipates unusually high or low market volatility.

     The Investment Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies which are undertaken to profit from an expected decline in the market value of an asset or group of assets which the Fund does not own or expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

     The Fund may invest in tax-exempt derivative products such as stripped tax-exempt bonds, synthetic floating rate tax-exempt bonds, tax-exempt asset backed securities including interests in trusts holding tax-exempt lease receivables, and may enter into various interest rate transactions such as swaps, caps, floors or collars as described below. Many of these derivative products are new and are still being developed. Some of these products may generate taxable income or income which is believed to be non-taxable which may later be determined to be taxable. In making investments in any tax-exempt derivative, the Fund will take into consideration the impact on the Fund of the potential taxable nature of any income or gains, the effect of such taxable income or gains on the taxable and non-taxable status of dividends and distributions by the Fund to its shareholders, and the speculative nature of the products given their development nature. Other risks which may arise with tax-exempt derivative products include possible illiquidity because the market for such instruments is still developing. The Fund will attempt to invest in products which appear to have reasonable liquidity and to reduce the risks of nonperformance by counterparties by dealing only with established and reputable institutions.

     Futures Contracts. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

     The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

     Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

     In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

     Options. The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

     Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

     The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

     The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

     Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.


     Options on Futures Contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.


     Limitations and Risks of Options and Futures Activity. The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

     As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

     Nonhedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Investment Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

     Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

     Swaps. The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

     The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

     Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

     These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.


Repurchase Agreements


     The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets.


Reverse Repurchase Agreements


     The Fund may enter into reverse repurchase agreements. However, the Fund has no present intention of engaging in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.


     When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.


When-Issued Securities

     The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs in the U.S. Treasury market when dealers begin to trade a new issue of bonds or notes shortly after a Treasury financing is announced, but prior to the actual sale of the securities. Similarly, securities to be created by a merger of companies may also be traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Restricted Securities

     It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

     Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

Lower Quality Debt Securities ("Junk Bonds")

     Lower quality convertible or nonconvertible debt securities generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Further, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated debt securities. Risk of lower quality debt securities, commonly known as "junk bonds," include (i) limited liquidity and secondary market support; (ii) substantial market price volatility resulting from changes in prevailing interest rates and/or investor perceptions; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates when the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; (v) the possibility that earnings of the issuer may be insufficient to meet its debt service; and (vi) the issuer's low creditworthiness and potential for insolvency during period of rising interest rates and economic downturn. For further information concerning the rating categories of debt securities, see the Appendix to this Statement of Additional Information.

     For the fiscal year ended December 31, 1997, the percentage of the Fund's total investments on an average annual basis invested in debt securities of any particular rating category or its equivalent as determined by the Investment Manager, was as follows:

     27%    AAA
     17%    AA
     11%    A
     34%    BBB
     11%    BB,

on a dollar weighted basis, comprising 100% of total investments. Of these bonds, 82% were rated by a nationally recognized statistical rating organization and 18% were unrated but considered to be equivalent as determined by the Investment Manager.

     In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time.

Securities Lending

     The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

     The Fund will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager or its agents to be of good financial standing.

Short-Term Trading

     The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs relative to other funds in general, and may have tax and other consequences.

Temporary and Defensive Investments

     The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term New York Municipal Obligations, short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

     The Fund intends that short-term securities acquired for temporary purposes will be exempt from federal income taxes and New York State and New York City personal income taxes. However, if suitable short-term securities are not available or if securities are available only on a when-issued basis or in the event of an emergency, the Fund may invest up to 100% of its total assets in short-term securities which may not be exempt from taxes.


Industry Classifications


     In determining how much of the Fund's portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes private pools of nongovernment backed mortgages.


Aerospace                      Electric Equipment        Oil Refining & Marketing
Airline                        Electronic Components     Oil Service
Asset-backed--Mortgages        Electronic Equipment      Paper Products
Asset-backed--Credit Card      Entertainment             Personal Care
    Receivables                Financial Service         Photography
Automotive                     Food & Beverage           Plastics
Automotive Parts               Forest Products           Printing & Publishing
Bank                           Gaming & Lodging          Railroad
Building                       Gas                       Real Estate & Building
Business Service               Gas Transmission          Recreation
Cable                          Grocery                   Retail Trade
Capital Goods & Equipment      Healthcare & Hospital     Savings & Loan
Chemical                           Management            Shipping & Transportation
Computer Software & Service    Hospital Supply           Technology & Communications
Conglomerate                   Hotel & Restaurant        Telephone
Consumer Goods & Services      Insurance                 Textile & Apparel
Container                      Machinery                 Tobacco
Cosmetics                      Media                     Truckers
Diversified                    Metal & Mining            Trust Certificates -
Drug                           Office Equipment           Government Related Lending
Electric                       Oil Production


Short Sales Against the Box

     The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.



                 DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS


     The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

     Managing Volatility. In administering the Fund's portfolio, the Investment Manager attempts to manage volatility in part by managing the duration and weighted average maturity of the Fund's bond position.

     Duration is an indicator of the expected volatility of a bond position in response to changes in interest rates. In calculating duration, the Fund measures the average time required to receive all cash flows associated with those debt securities held in the Fund's portfolio -- representing payments of principal and interest -- by considering the timing, frequency and amount of payment expected from each portfolio security. The higher the duration, the greater the gains and losses when interest rates change. Duration generally is a more accurate measure of potential volatility with a portfolio composed of high-quality debt securities, such as U.S. government securities, municipal securities and high-grade U.S. corporate bonds, than with lower-grade securities.

     The Investment Manager may use several methods to manage the duration of the Fund's bond position in order to increase or decrease its exposure to changes in interest rates. First, the Investment Manager may adjust portfolio duration by adjusting the mix of debt securities held by the Fund. For example, if the Investment Manager intends to shorten the duration, it may sell debt instruments that individually have a long duration and purchase other debt instruments that individually have a shorter duration. Among the factors that will affect a debt security's duration are the length of time to maturity, the timing of interest and principal payments, and whether the terms of the security give the issuer of the security the right to call the security prior to maturity. Second, the Investment Manager may adjust bond portfolio duration using derivative transactions, especially with interest rate futures and options contracts. For example, if the Investment Manager wants to lengthen the duration of the Fund's bond position, it could purchase interest rate futures contracts instead of buying longer-term bonds or selling shorter-term bonds. Similarly, during periods of lower interest rate volatility, the Investment Manager may use a technique to extend duration in the event rates rise by writing an out-of-the-money put option and receiving premium income with the expectation that the option could be exercised. In managing duration, the use of such derivatives may be faster and more efficient than trading specific portfolio securities.

     Weighted average maturity is another indicator of potential volatility used by the Investment Manager with respect to the Fund's bond portfolio, although for certain types of debt securities, such as high quality debt securities, it is not as accurate as duration in quantifying potential volatility. Weighted average maturity is the average of all maturities of the individual debt securities held by the Fund, weighted by the market value of each security. Generally, the longer the weighted average maturity, the more bond prices will vary in response to changes in interest rates.


     U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:


[bullet] direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;


[bullet] obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

[bullet] obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

     U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.


     U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

     In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

     The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

         Bank Money Investments. Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

     U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

     Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.


     Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's.

     Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)


     The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.


     In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

     Unrated and Split-Rated Securities. The Fund may invest up to 25% of its total assets in unrated securities considered by the Investment Manager to be of equivalent investment quality to comparable rated securities in which the Fund may invest. Many issuers of tax-exempt securities choose not to have their obligations rated. Although unrated securities usually provide a higher yield than rated securities, they may also involve a greater degree of risk. Medium and lower rated or unrated tax-exempt bonds are frequently traded in markets in which liquidity may be limited. This factor might limit the ability to sell such securities at the fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. The Fund will purchase unrated securities only when the Investment Manager believes that the issuers of such securities are in financial circumstances similar to the financial circumstances of issuers of securities rated within the BB or Ba categories or above and the securities themselves are otherwise similar in quality to those rated within the BB or Ba categories or above.

     The Fund may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Fund may invest on the basis of the higher rating. Where an investment is rated by only one rating agency, the Fund may invest on the basis of the one rating or on the basis of a higher rating derived from its own analysis.

Description of Municipal Debt Ratings.

Standard & Poor's Corporation

     AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal, although it is more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded as having speculative characteristics with respect to capacity to pay interest and repay principal, BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposures to adverse conditions.

     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

     C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only (IO) and principal only (PO) mortgage securities.

     SP-1: Notes rated SP-1 are of the highest quality with very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

     SP-2: Notes rated SP-2 are of high quality with satisfactory capacity to pay principal and interest.

     SP-3: Notes rated SP-3 have a speculative capacity to pay principal and interest.

Moody's Investors Service, Inc.

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance or other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

     MIG-1: Notes bearing this designation are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2: Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

                       THE TRUST, THE FUND AND ITS SHARES

     State Street Research Tax-Exempt Trust is currently comprised of the following series: State Street Research Tax-Exempt Fund and State Street Research New York Tax-Free Fund. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series.

     The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class S shares. Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

     Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges. Except for those differences between classes of shares described above, in the Fund's Prospectus and otherwise this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund, and when issued, is fully paid and nonassessable by the Fund.

     The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material, adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

     Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

     Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.


                              TRUSTEES AND OFFICERS

     The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

     *Paul J. Clifford, Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 35. His principal occupation is Vice President of State Street Research & Management Company. During the past five years, he has also served as a securities analyst for State Street Research & Management Company.

     +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 60. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

     +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

     *+John H. Kallis, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 57. Mr. Kallis's principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

     +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 71. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with an affiliate of J.P. Morgan & Co. in New York.

     +Robert A. Lawrence, Saltonstall & Co., 175 Federal Street, Boston, MA 02110, serves as Trustee of the Trust. He is 71. He is retired and was formerly a Partner in Saltonstall & Co., a private investment firm.

     *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 47. His principal occupation is currently, and during the past five years has been, Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc. and Executive Vice President, Chief Financial Officer, Administrative Officer and Director, GFM International, Inc.

     *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 42. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc. and Executive Vice President and General Counsel, GFM International Investors, Inc.

------------------

* or +, see footnotes on page 38.

     +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 66. He is retired, and was formerly Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

     +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 59. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

     +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
60. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

     *Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 43. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Shively's other principal business affiliation is Director of State Street Research Investment Services, Inc.

     *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 55. His principal occupation is currently, and during the past five years has been, Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc. and (until February, 1996, prior positions as President and Chief Executive Officer of that company) and Chairman of the Board, President, and Chief Executive Officer and Director of GFM International Investors, Inc.

-----------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Trustee/Director and/or officer of one or more of the following investment companies, each of which has an advisory relationship with the Investment Manager or its parent, Metropolitan Life Insurance Company ("Metropolitan"): State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

     As of January 31, 1998, the Trustees and principal officers of the Trust as a group owned none of the Fund's outstanding shares.

     Record ownership of shares of the Fund as of January 31, 1998 was as follows:
                                                                         % of
Class                    Holder                                          Class
-----                    ------                                          -----
   B               Merrill Lynch                                          6.8

C (1)              Metropolitan Life                                     60.3
                   Merrill Lynch                                         18.8
                   M.M. Rousseau                                          9.2
                   S.T. & R. Iovino                                       6.1

The full name and address of the above institutions are:

         Merrill Lynch, Pierce, Fenner & Smith, Inc.(2)
         4800 Deerlake Drive E.
         Jacksonville, FL  32246

         Metropolitan Life Insurance Company(3)
         One Madison Avenue
         New York, NY  10010

         M.M. Rouseau
         c/o State Street Research Service Center
         One Financial Center
         Boston, MA  02111

         S.T. & R. Iovino
         c/o State Street Research Service Center
         One Financial Center
         Boston, MA  02111

-------------------

(1) Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

(2) The Fund believes that Merrill Lynch does not have beneficial ownership of such shares.

(3) Metropolitan was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of such shares.


     Ownership of 25% or more of a voting security is deemed "control," as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

     The Trustees were compensated as follows:


                                                                       Total
                                                                   Compensation
                                                 Aggregate        From Trust and
      Name of                                  Compensation        Complex Paid
      Trustee                                  From Trust(a)      to Trustees(b)
      -------                                  -------------      --------------
Steve A. Garban                                  $  4,738            $ 75,149
Malcolm T. Hopkins                               $  5,183            $ 77,749
Edward M. Lamont                                 $  5,900            $ 68,741
Robert A. Lawrence                               $  6,100            $ 92,375
Dean O. Morton                                   $  6,500            $ 96,375
Toby Rosenblatt                                  $  5,900            $ 68,741
Michael S. Scott Morton                          $  7,100            $102,775
Ralph F. Verni                                   $      0            $      0


(a) For the Fund's fiscal year ended December 31, 1997. Includes compensation received from multiple series of the Trust. See "The Trust, the Fund and its Shares" in this Statement of Additional Information for a listing of series.

(b) Includes compensation on behalf of all series of 12 investment companies for which the Investment Manager or its parent, Metropolitan, served as investment adviser. "Total Compensation from Trust and Complex Paid to Trustees" for the 12 months ended December 31, 1997. The Trust does not provide any pension or retirement benefits for the Trustees.

                          INVESTMENT ADVISORY SERVICES


     State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924.

     Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.


     The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of Metropolitan.


     The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.55% of the net assets of the Fund.

     The advisory fees paid by the Fund to the Investment Manager for the last three fiscal years, prior to the assumption of fees or expenses, were as follows: 1997, $382,777; 1996, $391,693; and 1995, $404,069.

     The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund. The voluntary reduction of fees or assumption of expenses for the same periods were as follows: 1997, $113,047; 1996, $120,150; and 1995, $156,963.

     The Advisory Agreement provides that it shall continue in effect from year to year with respect to the Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

     Under the Fund's Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administration services for the Trust, such as assistance in determining the daily net asset value of shares of each series of the Trust and in preparing various reports required by regulations.

     Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which the Fund's shares may be purchased.

     Under the Code of Ethics of the Investment Manager, investment management personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such personnel must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.



                        PURCHASE AND REDEMPTION OF SHARES


     Shares of the Fund are distributed by State Street Research Investment Services, Inc., the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class C shares). General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Your Account" in the Prospectus. The following supplements that information.

     Public Offering Price. The public offering price for each class of shares is based on their net asset value determined as of the close of regular trading on the NYSE on the day the purchase order is received by State Street Research Service Center (the "Service Center"), provided that the order is received prior to the close of regular trading on the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

     Class A Shares--Reduced Sales Charges. The reduced sales charges set forth under "Your Account--Class A Sales Charge Reductions and Waivers" in the Fund's Prospectus apply to purchases made at any one time by any "person," which includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

     Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" (which include the Fund and other funds as designated by the Distributor from time to time) within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

     An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances.


     A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.


     Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

     Other Programs Related to Class A Shares. Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

     In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and person: (A) the Investment Manager, Distributor or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

     Conversion of Class B Shares to Class A Shares. A shareholder's Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

     Contingent Deferred Sales Charges. The amount of any contingent deferred sales charge paid on Class A shares (on sales of $1 million or more and which do not involve an initial sales charge) or on Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B shares and receive in lieu thereof a 1% annual fee with respect to such outstanding shares until the shares convert to Class A shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B and Class C shares without an initial sales charge.

     In determining the applicability and rate of any contingent deferred sales charge of Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by shareholder for the longest period of time. Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

     Contingent Deferred Sales Charge Waivers. With respect to Class A shares (on sales of $1 million or more and which do not involve an initial sales charge), and Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans (e.g., age 70 1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and
(iii) a redemption resulting from a tax-free return of an excess contribution to an Individual Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund). The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.

     Class S Shares. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10 million); and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by Metropolitan, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations.

     Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

     Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.


     Systematic Withdrawal Plan. A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

     In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Systematic Withdrawal Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Systematic Withdrawal Plan was initiated, whichever is higher.

     Expenses of the Systematic Withdrawal Plan are borne by the Fund. A participating shareholder may withdraw from the Systematic Withdrawal Plan, and the Fund may terminate the Systematic Withdrawal Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Systematic Withdrawal Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program (see "Your Account--Investor Services--Investamatic Program" in the Fund's Prospectus) and the Systematic Withdrawal Plan at the same time.

     Request to Dealer to Repurchase. For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor.

     Signature Guarantees. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $100,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances.

     Dishonored Checks. If a purchaser's check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be canceled.

     Processing Charges. Purchases and redemptions processed through securities dealers may be subject to processing charges imposed by the securities dealer in addition to sales charges that may be imposed by the Fund or the Distributor.


                              SHAREHOLDER ACCOUNTS

     General information on shareholder accounts is included in the Fund's Prospectus under "Your Account." The following supplements that information.

     Maintenance Fees and Involuntary Redemption. Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntarily redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

     To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

     The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Purchase and Redemption of Shares" in this Statement of Additional Information.

     The Open Account System. Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class C shares will not be issued, while certificates representing Class A or Class S shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

     The Fund's Open Account System provides the following options:

1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to "State Street Research Funds" under the terms set forth above under "Purchase and Redemption of Shares" in this Statement of Additional Information.

2. The following methods of receiving dividends from investment income and distributions from capital gains generally are available:

(a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

(b)  All income dividends and capital gains distributions in cash.

(c) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "--Dividend Allocation Plan" herein.

     Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

     Exchange Privileges. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Exchanges into the Fund are available only to investors who meet the Funds minimum investment and eligibility standards. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

     Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

     The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same telephone privileges with respect to the Fund (see "Your Account--Account Policies--Telephone Requests" in the Fund's Prospectus and "--Telephone Privileges," below) as the existing account unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

     The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact the Service Center.

     Reinvestment Privilege. A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

     Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund.

     Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

     Telephone Privileges. A shareholder with the telephone privileges that are offered with his or her Account (see "Your Account--Account Policies--Telephone Requests") is deemed to authorize the Service Center and the Transfer Agent to:
(1) act upon the telephone instructions of any person purporting to be the shareholder or the shareholder's financial professional to redeem or exchange shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. Neither the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager nor the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

     Alternative Means of Contacting the Fund. It is unlikely, during periods of extraordinary market conditions, that a shareholder may have difficulty in reaching the Service Center. In that event, however, the shareholder should contact the Service Center at 1-800-562-0032, 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.



                                 NET ASSET VALUE


     The net asset value of the shares of the Fund is determined once daily as of the close of regular trading on the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


     The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.


     In determining the values of portfolio assets as provided below, the Trustees utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE.

     In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers, Inc.'s (the "NASD") NASDAQ System are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.

     The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.



                             PORTFOLIO TRANSACTIONS

Portfolio Turnover


     The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Fund's portfolio turnover rates for the fiscal years ended December 31, 1996 and 1997, respectively, were as follows: 89.14% and 50.92%. The Investment Manager believes that the portfolio turnover rate was significantly lower in 1997 than for the previous fiscal year because in 1996, the Fund restructured its portfolio to adjust portfolio duration and sensitivity to volatility.


Brokerage Allocation

     The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.


     When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those used for portfolio analysis and modeling in conjunction with certain trading systems and including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources) and portfolio evaluation services and relative performance of accounts. Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.

     In the case of the Fund and other registered investment companies advised by the Investment Manager or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients.

     The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Among other measures, the Investment Manager's investment management personnel seek to evaluate the quality of research and other services received, and the results of this effort are made available to the equity trading department, which sometimes uses this information as consideration in the selection of brokers to execute portfolio transactions.


     Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and the Investment Manager pays for that portion directly from its own funds. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.

     The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

     It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. During the fiscal years ended December 31, 1995, 1996 and 1997, the Fund paid no brokerage commissions in secondary trading.

     During and at the end of its most recent fiscal year, the Fund did not hold in its portfolio securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

     In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.


     When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.


                               CERTAIN TAX MATTERS


Federal Income Taxation of the Fund -- In General

     The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) satisfy certain diversification requirements; and (c) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).

     If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

     The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed (or deemed distributed) on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute (or be deemed to have distributed) an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.


Federal Income Taxation of the Fund's Investments


     Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

     Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

     Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.


Federal Income Taxation of Shareholders


     Distributions generally are taxable to shareholders at the time made unless tax-exempt. However, any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year. It is expected that none of the Fund's distributions will qualify for the corporate dividends-received deduction.

     Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder, to the extent that it is derived from other than tax-exempt interest, as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.


     To the extent that the Fund's dividends are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to one-half of their Social Security benefit. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible.

     A shareholder should be aware that a redemption of shares (including any exchange into another Eligible Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. A loss realized by a shareholder on the redemption or exchange of shares of the Fund with respect to which exempt-interest dividends have been paid will be disallowed to the extent of such dividends if the shares have not been held by the shareholder for more than six months. Similarly, if a shareholder receives a distribution taxable as long-term capital gain and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of such capital gains distribution.

     Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. Neither the Investment Manager's nor the Fund's counsel makes any review of proceedings relating to the issuance of tax-exempt securities or the bases of such opinions.

     Interest on "private activity" bonds issued after August 7, 1986 is subject to the federal alternative minimum tax, although the interest continues to be excludable from gross income for other purposes. The alternative minimum tax, or AMT, is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions. Interest from private activity bonds is a "tax preference" item that is added into income from other sources for the purpose of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. Corporate investors should note that for purposes of the corporate AMT there is an upward adjustment equal to 75% of the amount by which adjusted current earnings exceeds alternative minimum taxable income. Prospective investors should consult their own tax advisors with respect to the possible application of the AMT to their tax situation.

     The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but taxable generally on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from the Fund in their own states and localities.

                       DISTRIBUTION OF SHARES OF THE FUND


     The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers.

     Total sales charges on Class A shares paid to the Distributor for the last three fiscal years were as follows: 1997, $120,364; 1996, $140,433; and 1995,
$129, 732.

     For the same periods, the Distributor retained the following amounts after reallowance of concessions to dealers: 1997, $14,177; 1996, $17,248; and 1995, $15,287.

     The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, managed fee-based programs and so-called "mutual fund supermarkets," among other programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.


     On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of

Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.


     For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class C shares of the Fund and paid initial commissions to securities dealers for sales of such Class A, Class B and Class C shares as follows:

                    Fiscal Year Ended                  Fiscal Year Ended                  Fiscal Year Ended
                    December 31, 1997                  December 31, 1996                  December 31, 1995
                    -----------------                  -----------------                  -----------------

             Contingent         Commissions      Contingent        Commissions       Contingent      Commissions
               Deferred           Paid to         Deferred           Paid to          Deferred         Paid to
            Sales Charges         Dealers       Sales Charges        Dealers        Sales Charges      Dealers
            -------------         -------       -------------        -------        -------------      -------
Class A      $     0          $106,187             $     0          $123,185           $      0       $114,445
Class B      $43,278          $102,457             $38,918          $154,234           $109,751       $117,596
Class C      $     0          $  1,197             $     0          $    171           $      5       $    300

     The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class C shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal service to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal service by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

     Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class C shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.

     The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.

     The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

     Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

     The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class C shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. The distribution and servicing expenses of a particular class will be borne solely by that class. In addition, a rule of the NASD limits annual expenditures that the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time.

     The Distributor may pay certain dealers and other intermediaries additional compensation for sales and administrative services. The Distributor may provide cash and noncash incentives to intermediaries who, for example, sell significant amounts of shares or develop particular distribution channels. The Distributor may compensate dealers with clients who maintain their investments in the Fund over a period of years. The incentives can include merchandise and trips to, and attendance at, sales seminars at resorts. The Distributor may pay for administrative services, such as technological and computer systems support for the maintenance of pension plan participant records, for subaccounting, and for distribution through mutual fund supermarkets or similar arrangements.

     During the fiscal year ended December 31, 1997, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                        Class A       Class B         Class C
                                        --------      --------        -------
Advertising                             $    21       $      0        $1,110

Printing and mailing of prospectuses
to other than current shareholders      $     6       $      0        $  335

Compensation to dealers                 $49,326       $167,726        $2,161

Compensation to sales personnel         $    45       $      0        $2,389

Interest                                $     0       $      0        $    0

Carrying or other financing charges     $     0       $      0        $    0

Other expenses:  marketing; general     $    23       $      0        $1,128
                                        -------       --------        ------

Total Fees                              $49,421       $167,726        $7,123
                                        =======       ========        ======

     The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

     No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.


     To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.


                         CALCULATION OF PERFORMANCE DATA


     From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C or Class S shares to the performance of other mutual funds with similar investment objectives, to certificates of deposit, to taxable debt instruments, such as Treasury bonds, as may be included in the Merrill Lynch Treasury Master Index, and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as the Lehman Brothers Municipal Bond Index, the Merrill Lynch Revenue Index, the Merrill Lynch 500 Municipal Index, the Lehman Brothers New York Bond Index, or the Bond Buyer Revenue Bond Index and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily. For example, the performance of the Fund might be compared to the Lipper New York Municipal Debt Funds Average.

     The average annual total return ("standard total return") and yield of the Class A, Class B, Class C and Class S shares of the Fund will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations. On June 7, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. The application of the additional Rule 12b-1 fees, if any, of up to 1% will, for periods after June 7, 1993, adversely affect Fund performance results. Thus, performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

     The performance data below reflect Rule 12b-1 fees and, where applicable, sales charges as follows:

                               Rule 12b-1 Fees                                 Sales Charges
                               ---------------                                 -------------
Class       Amount                     Period
-----       ------                     ------
  A         0.25%         June 7, 1993 to present; fee will         Maximum 4.5% sales charge reflected
                          reduce performance for periods
                          after June 7, 1993

  B         1.00%         June 7, 1993 to present; fee will         1- and 5-year periods reflect a 5% and a
                          reduce performance for periods            2% contingent deferred sales charge,
                          after June 7, 1993                        respectively

  C*        1.00%         June 7, 1993 to present; fee will         1-year period reflects a 1% contingent
                          reduce performance for periods            deferred sales charge
                          after June 7, 1993

  S*        None          Since commencement of                     None
                          operations to present

------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.


     All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "--Accrued Expenses and Recurring Charges" later in this section.

Total Return

     The Fund's standard average annual total returns ("standard total return") of each class of shares were as follows:

                       Commencement of
                         Operations                       Five Years                         One Year
                       (July 5, 1989)                        Ended                             Ended
Fund                to December 31, 1997               December 31, 1997                 December 31, 1997
----                --------------------               -----------------                 -----------------

Class A                     6.65%                             5.77%                             4.31%
Class B                     6.80%                             5.71%                             3.41%
Class C*                    6.81%                             6.04%                             7.53%
Class S*                    7.38%                             7.01%                             9.48%

------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.


     Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:


                                  P(1+T)n = ERV

Where:            P        =      a hypothetical initial payment of $1,000

                  T        =      average annual total return

                  n        =      number of years

                  ERV      =      ending redeemable value at the end of the
                                  designated period assuming a hypothetical
                                  $1,000 payment made at the beginning of the designated period


     The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Yield


     The annualized yield of each class of shares of the Fund based on the month of December 1997 was as follows:

                               Class A                       4.28%
                               Class B                       3.74%
                               Class C*                      3.73%
                               Class S*                      4.73%

------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.


     Yield for each of the Fund's Class A, Class B, Class C and Class S shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:


                             YIELD = 2[(a-b + 1)6 -1]
                                        ---
                                         cd

Where:  a  =  dividends and interest earned during the period

        b = expenses accrued for the period (net of voluntary expense reductions by the Investment Manager)

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends

        d  =  the maximum offering price per share on the last day of the period

     To calculate interest earned (for the purpose of "a" above) on debt obligations, the Fund computes the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

     In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value exceeds the then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based on the market value. Dividend income is recognized daily based on published rates.

     With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.


     Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.5%.

     All accrued expenses and recurring charges are taken into account as described later herein.

     Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often are insured and/or provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.


Tax Equivalent Yield


     The tax equivalent yield of each class of shares of the Fund for the month ended December 31, 1997 assuming a combined federal and state maximum effective marginal income tax rate of 46.27% was as follows:

                               Class A                       7.97%
                               Class B                       6.96%
                               Class C*                      6.94%
                               Class S*                      8.80%

------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.



     The Fund's tax equivalent yield is computed by dividing that portion of the Fund's yield (computed as described under "Yield" above) which is tax-exempt, by the complement of the combined federal and state maximum effective marginal income tax rate of 46.27% (or other relevant rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The complement, for example, of a tax rate of 46.27% is 53.73%, that is [1.00 - .4627 = .5373].


Accrued Expenses and Recurring Charges

     Accrued expenses include all recurring charges that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.


     Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return


     The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before and at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "--Total Return" except the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended December 31, 1997, without taking sales charges into account, were as follows:

                               Class A                       5.99%
                               Class B                       5.59%
                               Class C*                      5.59%
                               Class S*                      6.11%

------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.



Distribution Rates


     The Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.


     Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.


     The distribution rate of each class of the Fund, based on the month ended December 31, 1997 was as follows:

                           Class A          4.49%
                           Class B          3.95%
                           Class C*         3.95%
                           Class S*         4.95%

------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.



                                    CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.


                             INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) audits of the Fund's annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual income tax returns filed on behalf of the Fund.


                              FINANCIAL STATEMENTS

     In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Service Center.

     The following financial statements are for the Fund's fiscal year ended December 31, 1997.



DOCSC\359869.9

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
December 31, 1997

-------------------------------------------------------------------------------------
                                          Principal         Maturity          Value
                                            Amount            Date          (Note 1)
-------------------------------------------------------------------------------------
MUNICIPAL BONDS 101.8%
General Obligation 18.4%
City of New York, General
Obligation Bonds, Fiscal 1992
Series H, 7.00% .....................     $  450,000       2/01/2005      $   495,958

City of New York, General
Obligation Bonds, Fiscal 1995
Series F, 6.375% ....................      2,000,000       2/15/2006        2,218,540

County of Onondaga, New
York, General Improvement
(Serial) Bonds, 1992, 5.70% .........      2,000,000       4/01/2007        2,198,660

City of New York, Tax-Exempt
Capital Appreciation Bonds,
Fiscal 1998 Series F, 0.00% .........      2,500,000       8/01/2008        1,501,825

County of Nassau, New York,
General Obligation Refunding
Bonds, Series G, MBIA
Insured, 5.45% ......................      1,000,000       1/15/2015        1,064,190

Commonwealth of Puerto
Rico, General Obligation
Public Improvement Refunding
Bonds, Series 1995A, MBIA
Insured, 5.65% ......................      1,000,000       7/01/2015        1,092,340

County of Monroe, New York,
Public Improvement Refunding
Bonds, Series A, 6.00% ..............      1,535,000       3/01/2017        1,743,131

City of New York, General
Obligation Refunding Bonds,
Series H, 6.00% .....................      1,500,000       8/01/2017        1,583,565

County of Orange, New York,
Various Purposes Serial
Bonds-1997, 5.125% ..................      1,000,000       9/01/2019        1,010,870
                                                                          -----------
                                                                           12,909,079
                                                                          -----------
Airport 3.3%
Port Authority of New York
and New Jersey, Special
Project Bonds, Series 6, JFK
International Air Terminal LLC
Project, MBIA Insured, Subject
to AMT, 5.75% .......................     1,000,000       12/01/2022        1,050,110


---------------------------------------------------------------------------------------
                                          Principal         Maturity          Value
                                            Amount            Date          (Note 1)
---------------------------------------------------------------------------------------

City of New York, Industrial
Development Agency, Special
Facility Revenue Bonds, 1997
Northwest Airlines, Inc.
Project, 6.00% ...................... $1,245,000           6/01/2027        $ 1,299,282
                                                                            -----------
                                                                              2,349,392
                                                                            -----------
Certificates of Participation 1.8%
City of Syracuse, New York,
(Syracuse Hancock Inter-
national Airport), Certificates
of Participation, Series 1992,
Subject to AMT, 6.60% ...............  1,185,000           1/01/2006          1,298,819
                                                                            -----------
College & University 8.4%
Dormitory Authority of the
State of New York, Mt. Sinai
School of Medicine, Series B,
MBIA Insured, 5.70% .................  1,000,000           7/01/2011          1,086,510

Dormitory Authority of the
State of New York, Canisius
College, Revenue Bonds,
Series 1995, CapMAC Insured,
0.00% ...............................  1,550,000           7/01/2013            708,458

Dormitory Authority of the
State of New York, Montefiore
Medical Center, FHA-Insured
Mortgage Hospital Revenue
Bonds, Series 1996, AMBAC
Insured, 5.25% ......................  2,000,000           2/01/2015          2,014,940

Dormitory Authority of the
State of New York, City
University System
Consolidated, Series A,
AMBAC Insured, 5.625% ...............  1,000,000           7/01/2016          1,087,480

Dormitory Authority of the
State of New York, Insured
Revenue Bonds, (853 Schools
Program Issue), The Center for
Developmental Disabilities,
Inc., Series 1997A, AMBAC
Insured, 5.00% ......................  1,000,000           7/01/2017            986,510
                                                                            -----------
                                                                              5,883,898
                                                                            -----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                          Principal         Maturity          Value
                                            Amount            Date          (Note 1)
----------------------------------------------------------------------------------------

Escrowed Bonds 1.8%
Dormitory Authority of the
State of New York, Judicial
Facilities Lease Revenue
Bonds, (Suffolk County Issue)
Series 1986, 7.375% ................  $1,000,000          7/01/2016          $ 1,245,350
                                                                             -----------
Hospital/Health Care 3.8%
Dormitory Authority of the
State of New York, Nyack
Hospital Revenue Bonds,
Series 1996, 6.00% .................   1,500,000          7/01/2006            1,597,350

New York State Medical Care
Facilities Finance Agency,
Mental Health Services
Facilities Improvement,
Revenue Bonds, 1990 Series
A, 7.75% ...........................      60,000          8/15/2010               65,248

Dormitory Authority of the
State of New York, Mental
Health Services Facilities
Improvement Revenue Bonds,
Series 1997B, 5.50% ................   1,000,000          8/15/2017            1,012,370
                                                                             -----------
                                                                               2,674,968
                                                                             -----------
Industrial Development & Pollution Control 6.2%
Herkimer County Industrial
Development Agency,
Industrial Development
Revenue Bonds, (Burrows
Paper Corporation Solid
Waste Disposal Facility),
Series 1993, Subject to AMT,
8.00% ..............................   4,000,000          1/01/2009            4,366,120
                                                                             -----------
Lease 14.2%
Dormitory Authority of the
State of New York, Judicial
Facilities Lease Revenue
Bonds, (Suffolk County Issue),
Series 1991A, 9.25% ................   1,500,000          4/15/2006            1,655,130

Lyons Community Health
Initatives Corp., Facility
Revenue Bonds, Series 1994,
6.55% ..............................     470,000          9/01/2009              514,720


---------------------------------------------------------------------------------------
                                          Principal         Maturity          Value
                                            Amount            Date          (Note 1)
---------------------------------------------------------------------------------------

New York State Thruway
Authority, Service Contract
Revenue Bonds, 6.25% ............... $1,000,000            4/01/2014        $ 1,083,290

Dormitory Authority of the
State of New York, State
University Educational
Facilities, Revenue Bonds,
Series 1993 A, 5.50% ...............  2,500,000            5/15/2019          2,612,350

Lyons Community Health
Initiatives Corp., (New York),
Facility Revenue Bonds, Series
1994, 6.80% ........................    940,000            9/01/2024          1,026,941

State of New York, Urban
Development Corporation,
Correctional Capital Facilities,
Series 6, FSA Insured,
5.375% .............................  2,000,000            1/01/2025          2,028,520

Oswego County Industrial
Development Agency, (Oswego
New York), Civic Facility
Revenue Bonds, Series 1997A,
(FHA Insured Mortgage-Seneca
Hill Manor Inc. Project), 5.65%.....  1,000,000            8/01/2037          1,023,850
                                                                            -----------
                                                                              9,944,801
                                                                            -----------
Life Care 6.6%
Orange County Industrial
Development Agency,(The
Glen Arden Inc. Project), Life
Care Community, Revenue
Bonds, Series 1994, 8.25%* .........  2,000,000            1/01/2002          2,068,060

Tompkins County Industrial
Development Agency, Life
Care Community Revenue
Bonds, 1994 (Kendal at Ithaca
Inc., Project), 7.70% ..............  1,430,000            6/01/2011          1,530,615

Tompkins County Industrial
Development Agency, Life
Care Community Revenue
Bonds, 1994 (Kendal at Ithaca
Inc., Project), 7.875% .............  1,000,000            6/01/2024          1,061,620
                                                                            -----------
                                                                              4,660,295
                                                                            -----------


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                          Principal         Maturity            Value
                                            Amount            Date            (Note 1)
----------------------------------------------------------------------------------------

Multi-Family Housing 1.5%
New York State Housing
Finance Agency, Multi-Family
Housing Revenue Bonds,
(Secured Mortgage Program),
1992 Series F, Subject to
AMT, 6.625% ....................... $1,000,000           8/15/2012           $ 1,075,720
                                                                             -----------
Power 1.9%
Power Authority of the State
of New York, General Purpose
Bonds, Series W, 6.50% ............  1,150,000           1/01/2008             1,319,395
                                                                             -----------
Pre-Refunded Bonds 5.6%
City of New York, General
Obligation Bonds, Fiscal 1992,
Current Interest Bonds, Series
H, Pre-Refunded to 2/1/2002
@ 101.5%, 7.00% ...................    810,000           2/01/2005               904,252

Grand Central District
Management Association, Inc.,
Grand Central Business
Improvement District, Capital
Improvement Bonds, Series
1992, Pre-Refunded to
1/01/2002 @ 102, 6.50% ............  1,000,000           1/01/2010             1,100,550

Dormitory Authority of the
State of New York, State
University Educational
Facilities, Revenue Bonds,
Series 1990A, Pre-Refunded
to 5/15/2000 @ 102, 7.70% .........    350,000           5/15/2012               385,385

New York City Municipal
Water Finance Authority,
Water and Sewer System
Revenue Bonds, Fiscal 1991,
Series C, FGIC Insured,
Pre-Refunded to 6/15/2001
@ 101.5, 7.00% ....................    600,000           6/15/2016               664,146

Town of Clifton Park Water
Authority, (New York), Water
System Revenue Bonds, 1991
Series A, FGIC Insured,
Pre-Refunded to 10/1/2001
@ 102, 6.375% .....................    800,000          10/01/2026               887,104
                                                                             -----------
                                                                               3,941,437
                                                                             -----------

----------------------------------------------------------------------------------------
                                          Principal         Maturity            Value
                                            Amount            Date            (Note 1)
----------------------------------------------------------------------------------------

Single-Family Housing 5.5%
State of New York Mortgage
Agency, Homeowner
Mortgage Revenue Bonds,
Series 45, 7.20% .................. $2,000,000          10/01/2017           $ 2,205,340

State of New York Mortgage
Agency, Homeowner
Mortgage Revenue Bonds,
Series 55, 5.95% ..................  1,550,000          10/01/2017             1,636,180
                                                                             -----------
                                                                               3,841,520
                                                                             -----------
Special/Sales Tax 1.4%
New York City Transitional
Finance Authority, Future Tax
Secured Bonds, Fiscal 1998
Series A, 5.00% ...................  1,000,000           8/15/2027               972,840
                                                                             -----------
Structured Financings 6.4%
Port Authority of New York
and New Jersey, Special
Project Bonds, Series 4, KIAC
Partners Project, Subject to
AMT, 6.75% ........................  3,000,000          10/01/2011             3,349,920

New York City Industrial
Development Agency,
Industrial Development
Revenue Bonds, (Brooklyn
Navy Yard Cogeneration
Partners, L.P. Project), Series
1997, 6.20% .......................  1,000,000          10/01/2022             1,114,260
                                                                             -----------
                                                                               4,464,180
                                                                             -----------
Toll Roads/Turnpike Authorities 5.4%
Triborough Bridge and Tunnel
Authority, General Purpose
Revenue Bonds, Series 1994
A, 6.00% ..........................  2,500,000           1/01/2010             2,814,775

New York State Thruway
Authority, Local Highway and
Bridge Service Contract
Bonds, Series 1997, 5.00% .........  1,000,000           4/01/2017               968,690
                                                                             -----------
                                                                               3,783,465
                                                                             -----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                          Principal         Maturity           Value
                                            Amount            Date           (Note 1)
---------------------------------------------------------------------------------------

Transit/Highway 1.4%
Metropolitan Transportation
Authority, Commuter Facilities
Service Contract Bonds, Series
R, AMBAC Insured, 5.50%+ ........... $1,000,000           7/01/2011         $ 1,009,890
                                                                            -----------
Water & Sewer 8.2%
City of Niagara Falls, Niagara
County, New York, Water
Treatment Plant Bonds, 1994
(AMT), MBIA Insured, 8.50% .........  1,000,000          11/01/2006           1,303,760

New York State Environmental
Facilities Corporation, State
Water Pollution Control,
Revolving Fund Revenue
Bonds, Series 1994 D, (Pooled
Loan Issue), 6.70% .................  2,000,000          11/15/2009           2,290,340

Commonwealth of Puerto
Rico, Aqueduct and Sewer
Authority, General Revenue
Bonds, 6.25% .......................  1,000,000           7/01/2012           1,155,800

New York City Municipal
Water Finance Authority,
Water and Sewer System
Revenue Bonds, Fiscal 1998
Series B, FGIC Insured,
5.125% .............................  1,000,000           6/15/2030             983,650
                                                                            -----------
                                                                              5,733,550
                                                                            -----------
Total Municipal Bonds and Investments
 (Cost $65,877,653)--101.8%..................................                71,474,719
Cash and Other Assets, Less Liabilities--(1.8%) .............                (1,291,021)
                                                                            -----------
Net Assets--100.0% ..........................................               $70,183,698
                                                                            ===========

Federal Income Tax Information:
At December 31, 1997, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $65,877,653 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there is an excess of value over
tax cost .................................................................. $ 5,597,066

Aggregate gross unrealized depreciation for all
investments in which there is an excess of tax cost
over value ................................................................          --
                                                                            -----------
                                                                            $ 5,597,066
                                                                            ===========

--------------------------------------------------------------------------------
+ The delivery and payment of this security is beyond the normal settlement time. The purchase price and interest rate are fixed at the trade date although interest is not earned until settlement date.

* A portion of this security is being used to collateralize the delayed delivery purchase noted above. The total market value of segregated securities is $1,034,028.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1997

Assets
Investments, at value (Cost $65,877,653) (Note 1).....................    $71,474,719
Cash .................................................................         20,867
Interest receivable ..................................................      1,347,803
Receivable for fund shares sold ......................................         49,802
Receivable from Distributor (Note 3) .................................         24,919
Other assets .........................................................          3,579
                                                                          -----------
                                                                           72,921,689
Liabilities
Payable for securities purchased .....................................      2,466,355
Dividends payable ....................................................         64,672
Accrued transfer agent and shareholder services
  (Note 2) ...........................................................         33,085
Accrued management fee (Note 2) ......................................         32,591
Payable for fund shares redeemed .....................................         27,249
Accrued distribution and service fees (Note 5) .......................         19,583
Accrued trustees' fees (Note 2) ......................................          6,096
Other accrued expenses ...............................................         88,360
                                                                          -----------
                                                                            2,737,991
                                                                          -----------
Net Assets                                                                $70,183,698
                                                                          ===========
Net Assets consist of:
 Undistributed net investment income .................................    $    94,763
 Unrealized appreciation of investments ..............................      5,597,066
 Accumulated net realized loss .......................................       (132,986)
 Paid-in capital .....................................................     64,624,855
                                                                          -----------
                                                                          $70,183,698
                                                                          ===========
Net Asset Value and redemption price per share of
  Class A shares ($20,193,432 [divided by] 2,381,068 shares) .........          $8.48
                                                                                =====
Maximum Offering Price per share of Class A shares
  ($8.48 [divided by] .955)...........................................          $8.88
                                                                                =====
Net Asset Value and offering price per share of Class
  B shares ($17,426,202 [divided by] 2,055,032 shares) ...............          $8.48
                                                                                =====
Net Asset Value and offering price per share of Class
  C shares ($805,190 [divided by] 94,893 shares) .....................          $8.49
                                                                                =====
Net Asset Value, offering price and redemption price per share of
  Class S shares ($31,758,874 [divided by] ,741,482 shares) ..........          $8.49
                                                                                =====


--------------------------------------------------------------------------------
* Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 1997
Investment Income
Interest .....................................................    $4,156,586

Expenses
Management fee (Note 2) ......................................       382,777
Transfer agent and shareholder services (Note 2) .............       113,074
Custodian fee ................................................        98,109
Reports to shareholders ......................................        38,945
Audit fee ....................................................        19,586
Trustees' fees (Note 2) ......................................        18,401
Registration fees ............................................        10,145
Legal fees ...................................................         8,529
Service fee--Class A (Note 5) ................................        49,421
Distribution and service fees--Class B (Note 5) ..............       167,726
Distribution and service fees--Class C (Note 5) ..............         7,123
Miscellaneous ................................................        11,700
                                                                  ----------
                                                                     925,536
Expenses borne by the Distributor (Note 3) ...................      (113,047)
                                                                  ----------
                                                                     812,489
                                                                  ----------
Net investment income ........................................     3,344,097
                                                                  ----------
Realized and Unrealized Gain (Loss)
  on Investments and Futures Contracts
Net realized gain on investments (Notes 1 and 4) .............       563,259
Net realized loss on futures contracts (Note 1) ..............       (31,167)
                                                                  ----------
  Total net realized gain ....................................       532,092
Net unrealized appreciation of investments ...................     2,315,876
                                                                  ----------
Net gain on investments and futures contracts ................     2,847,968
                                                                  ----------
Net increase in net assets resulting from operations .........    $6,192,065
                                                                  ==========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                            Years ended December 31
                                         -----------------------------
                                             1996              1997
----------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income ................   $ 3,358,438       $ 3,344,097
Net realized gain on
  investments and futures
  contracts ..........................        36,115           532,092
Net unrealized appreciation
  (depreciation) of
  investments ........................      (908,453)        2,315,876
                                         -----------       -----------
Net increase resulting from
  operations..........................     2,486,100         6,192,065
                                         -----------       -----------
Dividends from net investment income:
 Class A .............................      (943,352)         (937,424)
 Class B .............................      (635,153)         (668,573)
 Class C .............................       (25,084)          (28,327)
 Class S .............................    (1,809,871)       (1,615,010)
                                         -----------       -----------
                                          (3,413,460)       (3,249,334)
                                         -----------       -----------
Net decrease from fund share
  transactions (Note 7) ..............    (2,475,362)       (3,890,647)
                                         -----------       -----------
Total decrease in net assets .........    (3,402,722)         (947,916)

Net Assets
Beginning of year ....................    74,534,336        71,131,614
                                         -----------       -----------
End of year (including
  undistributed net
  investment income of
  $0 and $94,763,
  respectively) ......................   $71,131,614       $70,183,698
                                         ===========       ===========

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1997

Note 1

State Street Research New York Tax-Free Fund (the "Fund"), is a series of State Street Research Tax-Exempt Trust (the "Trust"), which was organized as a Massachusetts business trust in December, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in July, 1989. The Trust consists presently of two separate funds: State Street Research New York Tax-Free Fund and State Street Research Tax-Exempt Fund.

The investment objective of the Fund is to seek a high level of interest income exempt from federal income taxes and New York State and New York City personal income taxes. To achieve its investment objective, the Fund intends to invest primarily in securities which are issued by or on behalf of New York State or its political subdivisions and by other governmental entities.

The Fund offers four classes of shares. Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C. Class A shares are subject to an initial sales charge of up to 4.50% and pay a service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
Tax-exempt securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term obligations are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income

Net investment income is determined daily and consists of interest accrued and discount earned, less amortization of premium and the estimated daily expenses of the Fund. Interest income is accrued daily as earned. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

D. Dividends

Dividends are declared daily by the Fund based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At December 31, 1997, the Fund had a capital loss carryforward of $132,986 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on December 31, 2002.

F. Futures Contracts

The Fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The Fund will not purchase any futures contract if, after such purchase, more than one-third of net assets would be represented by long futures contracts. The Fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the Fund deposits with the selling broker sufficient cash or U.S. Government securities to meet the minimum "initial margin" requirements. Thereafter, the Fund receives from or pays to the broker cash or U.S. Government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. Securities Lending


The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. During the year ended December 31, 1997, there were no loaned securities.

Note 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.55% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1997, the fees pursuant to such agreement amounted to $382,777.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended December 31, 1997, the amount of such expenses was $23,644.

The fees of the Trustees not currently affiliated with the Adviser amounted to $18,401 during the year ended December 31, 1997.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended December 31, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $113,047.

Note 4

For the year ended December 31, 1997, purchases and sales of securities, exclusive of short-term obligations, aggregated $35,170,591 and $36,319,324, respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1997, fees pursuant to such plan amounted to $49,421, $167,726 and $7,123 for Class A, Class B and Class C shares, respectively.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $14,177 and $106,188, respectively, on sales of Class A shares of the Fund during the year ended December 31, 1997, and that MetLife Securities, Inc. earned commissions aggregating $102,457 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $43,278 on redemptions of Class B shares during the same period.

Note 6

Under normal circumstances at least 80% of the Fund's net assets will be invested in New York Municipal Obligations. New York State and New York City face potential economic problems due to various financial, social, economic and political factors which could seriously affect their ability to meet continuing obligations for principal and interest payments. Also, the Fund is able to invest up to 25% of total assets in a single industry. Accordingly, the Fund's investments may be subject to greater risk than those in a fund with more restrictive concentration limits.

Note 7

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At December 31, 1997, the Distributor owned 59,031 Class S shares of the Fund.

Share transactions were as follows:

                                                                       Years ended December 31
                                                  -----------------------------------------------------------------
                                                               1996                              1997
                                                  -------------------------------   -------------------------------
Class A                                               Shares           Amount           Shares           Amount
-----------------------------------------------   -------------   ---------------   -------------   ---------------
Shares sold ...................................       598,718      $  4,808,712         582,598      $  4,780,960
Issued upon reinvestment of dividends .........        93,925           754,768          90,168           742,070
Shares repurchased ............................      (713,493)       (5,744,887)       (707,169)       (5,809,807)
                                                     --------      ------------        --------      ------------
Net decrease ..................................       (20,850)     $   (181,407)        (34,403)     $   (286,777)
                                                     ========      ============        ========      ============
Class B                                              Shares           Amount           Shares           Amount
------------------------------------------------     --------      ------------        --------      ------------
Shares sold ...................................       504,073      $  4,044,795         368,649      $  3,022,966
Issued upon reinvestment of dividends .........        61,038           490,585          60,770           499,904
Shares repurchased ............................      (328,785)       (2,628,310)       (444,087)       (3,640,568)
                                                     --------      ------------        --------      ------------
Net increase (decrease) .......................       236,326      $  1,907,070         (14,668)     $   (117,698)
                                                     ========      ============        ========      ============
Class C (Formerly Class D)                           Shares           Amount           Shares           Amount
------------------------------------------------     --------      ------------        --------      ------------
Shares sold ...................................         2,131      $     17,119          21,486      $    177,283
Issued upon reinvestment of dividends .........           597             4,804             789             6,513
Shares repurchased ............................        (5,330)          (42,575)         (3,813)          (31,241)
                                                     --------      ------------        --------      ------------
Net increase (decrease) .......................        (2,602)     $    (20,652)         18,462      $    152,555
                                                     ========      ============        ========      ============
Class S (Formerly Class C)                           Shares           Amount           Shares           Amount
------------------------------------------------     --------      ------------        --------      ------------
Shares sold ...................................         3,913      $     31,610          30,543      $    251,985
Issued upon reinvestment of dividends .........       169,712         1,369,640         147,584         1,215,141
Shares repurchased ............................      (694,720)       (5,581,623)       (621,522)       (5,105,853)
                                                     --------      ------------        --------      ------------
Net decrease ..................................      (521,095)     $ (4,180,373)       (443,395)     $ (3,638,727)
                                                     ========      ============        ========      ============

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For a share outstanding throughout each year:

                                                                                     Class A
                                                            ----------------------------------------------------------
                                                                             Years ended December 31
                                                            ----------------------------------------------------------
                                                                1993(1)       1994       1995       1996       1997
                                                            -------------- ---------- ---------- ---------- ----------
Net asset value, beginning of year ($)                             8.20         8.43       7.53       8.23       8.13
                                                                  -----        -----     ------      -----      -----
 Net investment income ($)*                                        0.22         0.40       0.40       0.38       0.39
 Net realized and unrealized gain (loss) on investments
  and futures contracts ($)                                        0.25        (0.90)      0.71      (0.09)      0.35
                                                                  -----        ------     ------     ------      -----
Total from investment operations ($)                               0.47        (0.50)      1.11       0.29       0.74
                                                                  -----        ------     ------     ------      -----
 Dividends from net investment income ($)                         (0.22)       (0.39)     (0.41)     (0.39)     (0.39)
 Distributions from net realized gains ($)                        (0.02)       (0.01)        --         --         --
                                                                 ------        ------    -------     ------     ------
Total distributions ($)                                           (0.24)       (0.40)     (0.41)     (0.39)     (0.39)
                                                                 ------        ------    -------     ------     ------
Net asset value, end of year ($)                                   8.43         7.53       8.23       8.13       8.48
                                                                 ======       ======    =======     ======     ======
Total return(2) (%)                                                5.79(3)     (6.04)     15.11       3.68       9.22
Ratios/supplemental data:
Net assets at end of year ($ thousands)                          15,175       18,214     20,043     19,636     20,193
Ratio of operating expenses to average net assets (%)*             1.10(4)      1.10       1.10       1.10       1.10
Ratio of net investment income to average net assets (%)*          4.68(4)      5.07       5.07       4.76       4.88
Portfolio turnover rate (%)                                       33.11        64.80     109.74      89.14      50.92
* Reflects voluntary assumption of fees or expenses per
  share in each year (Note 3) ($)                                  0.01         0.03       0.02       0.01       0.01

                                                                                     Class B
                                                            ---------------------------------------------------------
                                                                             Years ended December 31
                                                            ---------------------------------------------------------
                                                                1993(1)       1994       1995       1996       1997
                                                            -------------- ---------- ---------- ---------- ---------
Net asset value, beginning of year ($)                             8.20        8.43        7.53       8.23      8.13
                                                                  -----       -----      ------      -----     -----
 Net investment income ($)*                                        0.19        0.34        0.34       0.32      0.33
 Net realized and unrealized gain (loss) on investments
  and futures contracts ($)                                        0.25       (0.90)       0.71      (0.09)     0.35
                                                                  -----       ------     ------     ------     -----
Total from investment operations ($)                               0.44       (0.56)       1.05       0.23      0.68
                                                                  -----       ------     ------     ------     -----
 Dividends from net investment income ($)                         (0.19)      (0.33)      (0.35)     (0.33)    (0.33)
 Distributions from net realized gains ($)                        (0.02)      (0.01)        --         --        --
                                                                 ------       ------    -------     ------    ------
Total distributions ($)                                           (0.21)      (0.34)      (0.35)     (0.33)    (0.33)
                                                                 ------       ------    -------     ------    ------
Net asset value, end of year ($)                                   8.43        7.53        8.23       8.13      8.48
                                                                 ======       ======    =======     ======    ======
Total return(2) (%)                                                5.35(3)    (6.74)      14.26       2.91      8.41
Ratios/supplemental data:
Net assets at end of year ($ thousands)                           7,567      12,131      15,084     19,824    17,426
Ratio of operating expenses to average net assets (%)*             1.85(4)     1.85        1.85       1.85      1.85
Ratio of net investment income to average net assets (%)*          3.93(4)     4.34        4.32       4.01      4.12
Portfolio turnover rate (%)                                       33.11       64.80      109.74      89.14     50.92
* Reflects voluntary assumption of fees or expenses per
  share in each year (Note 3) ($)                                  0.01        0.03        0.02       0.01      0.01

                                                                          Class C (Formerly Class D)
                                                            ------------------------------------------------------
                                                                           Years ended December 31
                                                            ------------------------------------------------------
                                                                1993(1)       1994      1995      1996      1997
                                                            -------------- --------- --------- --------- ---------
Net asset value, beginning of year ($)                             8.20        8.44      7.53      8.23      8.13
                                                                  -----       -----    ------     -----     -----
 Net investment income ($)*                                        0.19        0.34      0.35      0.32      0.34
 Net realized and unrealized gain (loss) on investments
  and futures contracts ($)                                        0.25       (0.91)     0.70     (0.09)     0.35
                                                                  -----      ------    ------    ------     -----
Total from investment operations ($)                               0.44       (0.57)     1.05      0.23      0.69
                                                                  -----      ------    ------    ------     -----
 Dividends from net investment income ($)                         (0.18)      (0.33)    (0.35)    (0.33)    (0.33)
 Distributions from net realized gains ($)                        (0.02)      (0.01)       --        --        --
                                                                 ------      ------   -------    ------    ------
Total distributions ($)                                           (0.20)      (0.34)    (0.35)    (0.33)    (0.33)
                                                                 ------      ------   -------    ------    ------
Net asset value, end of year ($)                                   8.44        7.53      8.23      8.13      8.49
                                                                 ======      ======   =======    ======    ======
Total return(2) (%)                                                5.46(3)    (6.86)    14.25      2.90      8.53
Ratios/supplemental data:
Net assets at end of year ($ thousands)                             821         774       651       622       805
Ratio of operating expenses to average net assets (%)*             1.85(4)     1.85      1.85      1.85      1.85
Ratio of net investment income to average net assets (%)*          3.94(4)     4.31      4.35      4.03      4.11
Portfolio turnover rate (%)                                       33.11       64.80    109.74     89.14     50.92
* Reflects voluntary assumption of fees or expenses per
  share in each year (Note 3) ($)                                  0.01        0.03      0.02      0.01      0.01

                                                                         Class S (Formerly Class C)
                                                            -----------------------------------------------------
                                                                           Years ended December 31
                                                            -----------------------------------------------------
                                                               1993       1994       1995       1996       1997
                                                            ---------- ---------- ---------- ---------- ---------
Net asset value, beginning of year ($)                           7.84       8.44       7.54       8.24      8.14
                                                                -----      -----     ------      -----     -----
 Net investment income ($)*                                      0.42       0.42       0.42       0.40      0.43
 Net realized and unrealized gain (loss) on investments
  and futures contracts ($)                                      0.62      (0.90)      0.71      (0.09)     0.33
                                                                -----     ------     ------     ------     -----
Total from investment operations ($)                             1.04      (0.48)      1.13       0.31      0.76
                                                                -----     ------     ------     ------     -----
 Dividends from net investment income ($)                       (0.42)     (0.41)     (0.43)     (0.41)    (0.41)
 Distributions from net realized gains ($)                      (0.02)     (0.01)        --         --        --
                                                               ------     ------    -------     ------    ------
Total distributions ($)                                         (0.44)     (0.42)     (0.43)     (0.41)    (0.41)
                                                               ------     ------    -------     ------    ------
Net asset value, end of year ($)                                 8.44       7.54       8.24       8.14      8.49
                                                               ======     ======    =======     ======    ======
Total return(2) (%)                                             13.46      (5.79)     15.37       3.93      9.48
Ratios/supplemental data:
Net assets at end of year ($ thousands)                        56,515     40,750     38,757     34,050    31,759
Ratio of operating expenses to average net assets (%)*           0.85       0.85       0.85       0.85      0.85
Ratio of net investment income to average net assets (%)*        5.10       5.29       5.33       5.01      5.13
Portfolio turnover rate (%)                                     33.11      64.80     109.74      89.14     50.92
* Reflects voluntary assumption of fees or expenses per
  share in each year (Note 3) ($)                                0.01       0.03       0.02       0.01      0.01

--------------------------------------------------------------------------------
(1) June 7, 1993 (commencement of share class designations) to December 31,
    1993.
(2) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
(3) Not annualized.
(4) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Tax-Exempt Trust and the Shareholders of State Street Research New York Tax-Free Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research New York Tax-Free Fund (a series of State Street Research Tax-Exempt Trust, hereafter referred to as the "Trust") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
February 6, 1998

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

State Street Research New York Tax-Free Fund had a strong year. Class A shares returned +9.22% [without sales charge] for the 12 months ended December 31, 1997. This performance was higher than that of the average New York municipal debt fund tracked by Lipper Analytical Services, which returned 8.99% for the same period. The Lehman Brothers Municipal Bond Index gained 9.19% for the same period.

The Fund invests primarily in tax-exempt debt obligations issued by or on behalf of New York state, New York City or the political subdivisions and other governmental agencies of either.

A generally favorable economic environment helped the Fund's performance during the year. To the extent that it was possible, the manager increased the Fund's investments in higher-yielding, uninsured and zero coupon bonds and gradually lengthened the Fund's duration. As interest rates came down during the year and the supply of newly-issued New York bonds remained low, the Fund's return got a boost from capital appreciation.

With a favorable outlook for both the local and national economy and continued demand for tax-free income from investors in the highest income tax brackets, the outlook for the Fund remains positive for the period ahead.

December 31, 1997

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. "S" shares, offered without a sales charge, are available through certain employee benefit plans and special programs. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "C" share contingent deferred sales charges where applicable. Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class
C. The Lehman Brothers Municipal Bond Index is a commonly used measure of bond market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses; without subsidization, performance would have been lower.


                    Change In Value Of $10,000 Based On
                   The Lehman Municipal Bond Index Compared To
                           Change In Value Of $10,000
                          Invested In Tax-Exempt Fund

                                 Class A Shares

               Tax-Exempt      Lehman Municipal
                 Fund             Bond Index
12/89            9,714             10,391
12/90           10,036             11,148
12/91           11,428             12,502
12/92           12,465             13,604
12/93           14,108             15,275
12/94           13,256             14,485
12/95           15,259             17,014
12/96           15,820             17,767
12/97           17,279             19,400

      Average Annual Total Return
------------------------------------------
1 Year         5 Years            10 Years
------------------------------------------
+4.31%         +5.77%              +6.65%



                                 Class B Shares

               Tax-Exempt      Lehman Municipal
                 Fund             Bond Index
12/89           10,172             10,391
12/90           10,509             11,148
12/91           11,967             12,502
12/92           13,052             13,604
12/93           14,710             15,275
12/94           13,719             14,485
12/95           15,675             17,014
12/96           16,131             17,767
12/97           17,487             19,400

      Average Annual Total Return
------------------------------------------
1 Year         5 Years            10 Years
------------------------------------------
+3.41%         +5.71%              +6.80%



                                 Class C Shares

               Tax-Exempt      Lehman Municipal
                 Fund             Bond Index
12/89           10,172             10,391
12/90           10,509             11,148
12/91           11,967             12,502
12/92           13,052             13,504
12/93           14,726             15,275
12/94           13,717             14,485
12/95           15,671             17,014
12/96           16,126             17,767
12/97           17,502             19,400

      Average Annual Total Return
------------------------------------------
1 Year         5 Years            10 Years
------------------------------------------
+7.53%         +6.04%              +6.81%



                                 Class S Shares

               Tax-Exempt      Lehman Municipal
                 Fund             Bond Index
12/89           10,172             10,391
12/90           10,509             11,148
12/91           11,967             12,502
12/92           13,052             13,604
12/93           14,810             15,275
12/94           13,952             14,485
12/95           16,097             17,014
12/96           16,729             17,767
12/97           18,315             19,400

      Average Annual Total Return
------------------------------------------
1 Year         5 Years            10 Years
------------------------------------------
+9.48%         +7.01%              +7.38%

                     STATE STREET RESEARCH TAX-EXEMPT TRUST

                                     PART C
                                OTHER INFORMATION

Item 24:  Financial Statements and Exhibits

         (a)      Financial Statements

                  (1) Financial Statements included in PART A (Prospectus) of this Registration Statement:

                           Financial Highlights for State Street Research Tax-Exempt Fund for the fiscal year ended December 31, 1988 through December 31, 1997.

                           Financial Highlights for State Street Research New York Tax-Free Fund for the period July 5, 1989 (commencement of operations) through December 31, 1997.

                  (2) Financial Statements included in PART B (Statement of Additional Information) of this Registration
                           Statement:

                           For State Street Research Tax-Exempt Fund and State Street Research New York Tax-Free Fund for the fiscal year ended December 31, 1997:

                                    Investment Portfolio
                                    Statement of Assets and Liabilities
                                    Statement of Operations
                                    Statement of Changes in Net Assets (Fiscal
                                      years ended December 31, 1997
                                      and December 31, 1996)
                                    Notes to Financial Statements (including
                                      financial highlights)
                                    Report of Independent Accountants
                                    Management's Discussion of Fund Performance

         (b)      Exhibits

              (1)(a) Second Amended and Restated Master Trust Agreement and Amendments No. 1 and 2 to Second Amended and Restated Master Trust Agreement (19)

              (1)(b) Amendment No. 3 to Second Amended and Restated Master Trust Agreement (20)

              (1)(c) Amendment No. 4 to Second Amended and Restated Master Trust Agreement (20)

              (2)(a)  By-Laws of the Registrant(1)****

              (2)(b)  Amendment to By-Laws effective September 30, 1992(13)****

              (3)     Not applicable

              (4)     Deleted

              (5)(a) Advisory Agreement with MetLife - State Street Investment Services, Inc.(2)*, ***

              (5)(b) Transfer and Assumption of Responsibilities and Rights relating to the Advisory Agreement(13)***

              (5)(c) Letter Agreement with respect to the Advisory Agreement relating to MetLife - State Street New York Tax-Free Fund(10)**, ***

              (5)(d)  Amendment No. 1 to Advisory Agreement (19)

              (6)(a) Distribution Agreement with MetLife - State Street Investment Services, Inc.(2)**, ****

              (6)(b)  Form of Selected Dealer Agreement, as Supplemented (20)

              (6)(c)  Form of Bank and Bank Affiliated Broker-Dealer Agreement
                      (18)****

              (6)(d) Letter Agreement with respect to the Distribution Agreement relating to MetLife - State Street New York Tax-Free Fund(10)**, ****

              (7)     Not applicable


              (8)(a) Custodian Contract with State Street Bank and Trust Company(2)****

              (8)(e) Amendment to the Custodian Contract with State Street Bank and Trust Company(5)****

              (8)(f) Letter Agreement with respect to Custodian Contract relating to MetLife -State Street New York Tax-Free Fund(10)**,****

              (9)     Not applicable

              (10)(a) Opinion and Consent of Goodwin, Procter & Hoar(2)****

              (10)(b) Opinion and Consent of Goodwin, Procter & Hoar with respect to MetLife -State Street New York Tax-Free Fund(7)**, ****

              (11)    Consent of Price Waterhouse LLP

              (12)    Not applicable

              (13)(b) Purchase Agreement and Investment Letter(2)****

              (13)(c) Purchase Agreement and Investment Letter -- MetLife -State
                      Street New York Tax-Free Fund(10)**, ****

              (14)    Not applicable

              (15) First Amended and Restated Plan of Distribution Pursuant to Rule 12b-1(16)****

              (16)(a) Calculation of Performance Data relating to MetLife -State
                      Street Tax-Exempt Fund(5)**, ****

              (16)(b) Calculation of Performance Data relating to MetLife -
                      State Street New York Tax-Free Fund(8)**, ****

              (16)(d) Calculation of Distribution Rate relating to MetLife -
                      State Street Tax-Exempt Fund(9)**,****

              (17)(a) Powers of Attorney

              (17)(b) Certificate of Board Resolution Respecting Powers of
                      Attorney

              (18) First Amended and Restated Multiple Class Expense Allocation Plan Adopted Pursuant to Rule 18f-3(20)

              (19)(a) Application Form

              (19)(b) MetLife Securities, Inc. Application Form

              (19)(c) Additional Services Application Form

              (27)    Financial Data Schedules


-------------------------

* MetLife - State Street Investment Services, Inc. changed its name to State Street Financial Services, Inc. effective as of June 18, 1992, and subsequently changed its name to State Street Research Investment Services, Inc. effective October 28, 1992. Documents in this listing of Exhibits which were effective prior to the most recent name change accordingly also refer to MetLife - State Street Investment Services, Inc. or State Street Financial Services, Inc.
** The series of the Registrant have changed their names at various times. Documents in this listing of Exhibits which were effective prior to the most recent name change accordingly refer to a former name of such series.

***  Filed electronically April 30, 1996.
**** Filed electronically March 2, 1998.

Filed as part of the Registration Statement as noted below and incorporated herein by reference:


Footnote     Securities Act of 1933
Reference    Registration/Amendment               Date Filed
---------    ----------------------               ----------
    1        Initial Registration                 January 15, 1986
    2        Pre-Effective Amendment No. 1        July 25, 1986
    3        Post-Effective Amendment No. 3       February 27, 1987
    4        Post-Effective Amendment No. 4       April 15, 1988
    5        Post-Effective Amendment No. 5       March 31, 1989
    6        Post-Effective Amendment No. 6       May 3, 1989
    7        Post-Effective Amendment No. 7       June 30, 1989
    8        Post-Effective Amendment No. 8       December 22, 1989
    9        Post-Effective Amendment No. 9       April 27, 1990
   10        Post-Effective Amendment No. 10      April 30, 1991
   11        Post-Effective Amendment No. 11      February 28, 1992
   12        Post-Effective Amendment No. 12      April 29, 1992
   13        Post-Effective Amendment No. 13      December 8, 1992
   14        Post-Effective Amendment No. 14      March 26, 1993
   15        Post-Effective Amendment No. 15      April 6, 1993
   16        Post-Effective Amendment No. 16      February 10, 1994
   17        Post-Effective Amendment No. 17      April 29, 1994
   18        Post-Effective Amendment No. 18      April 27, 1995
   19        Post-Effective Amendment No. 19      April 30, 1996
   20        Post-Effective Amendment No. 20      February 28, 1997


Item 25.  Persons Controlled by or under Common Control with Registrant

        Inapplicable.

Item 26.  Number of Holders of Securities


        As of January 31, 1998, the numbers of record holders of shares of the Registrant's Funds were as follows:

          (1)                                  (2)
                                             Number of
     Title of Class                      Record Holders

Shares of Beneficial Interest

State Street Research
  Tax-Exempt Fund
        Class A                                9,052
        Class B                                1,948
        Class C                                   36
        Class S                                  406

State Street Research
  New York Tax-Free Fund
        Class A                                1,218
        Class B                                  670
        Class C                                   11
        Class S                                1,464

Item 27.  Indemnification


        Under Article VI of the Registrant's Second Amended and Restated Master Trust Agreement as further amended ("Master Trust Agreement") each of its Trustees and officers or persons serving in such capacity with another entity at the request of the Registrant ("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromises or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before which the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or
(iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

        Under the Distribution Agreement between the Registrant and State Street Research Investment Services, Inc., the Registrant's distributor, the Registrant has agreed to indemnify and hold harmless State Street Research Investment Services, Inc. and each person who has been, is, or may hereafter be an officer, director, employee or agent of State Street Research Investment Services, Inc. against any loss, damage or expense reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon a violation of any of its covenants herein contained or any untrue or alleged untrue statement of material fact, or the omission or alleged omission to state a material fact necessary to make the statements made not misleading, in a Registration Statement or Prospectus of the Registrant, or any amendment or supplement thereto, unless such statement or omission was made in reliance upon written information furnished by State Street Research Investment Services, Inc.

        Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, underwriters and controlling persons of the Registrant, pursuant to Article VI of the Registrant's Second Amended and Restated Master Trust Agreement, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

 Describe any other business, profession, vocation or employment of a substantial nature in which each investment adviser of the Registrant, and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.


                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------

State Street             Investment Adviser                   Various investment                               Boston, MA
  Research &                                                  advisory clients
  Management
  Company

Arpiarian, Tanya         None
  Vice President

Bangs, Linda L.          None
  Vice President

Bennett, Peter C.        Executive Vice
  Director and           President                            GFM International Investors, Inc.           London, England
  Executive Vice         Vice President                       State Street Research Capital Trust              Boston, MA
  President              Vice President                       State Street Research Exchange Trust             Boston, MA
                         Vice President                       State Street Research Financial Trust            Boston, MA
                         Vice President                       State Street Research Growth Trust               Boston, MA
                         Vice President                       State Street Research Master Investment Trust    Boston, MA
                         Vice President                       State Street Research Equity Trust
                         Vice President                       State Street Research Income Trust               Boston, MA
                         Vice President                       State Street Research Portfolios, Inc.           Boston, MA
                         Vice President                       State Street Research Securities Trust           Boston, MA
                         Director                             State Street Research Investment Services, Inc   Boston, MA
                         Director                             Boston Private Bank & Trust Co.                  Boston, MA
                         President and Director               Christian Camps & Conferences, Inc.              Boston, MA
                         Chairman and Trustee                 Gordon College                                   Wenham, MA

Bochman, Kathleen        None
  Vice President

Borzilleri, John         Vice President                       Montgomery Securities                            San Francisco, CA
  Vice President         (until 6/97)

Bray, Michael J.         Employee                             Merrill Lynch & Co.                              Boston, MA
  Vice President         (until 7/96)

Brown, Susan H.          None
  Vice President

Buffum, Andrea           Project Manager                      BankBoston                                       Boston, MA
  Vice President         (until 12/96)

Burbank, John F.         None
  Senior Vice President
  (Vice President until
  7/96)

Cabrera, Jesus A.        Vice President                       First Chicago Investment Management Co.          Chicago, IL
  Vice President         (until 5/96)
                         Vice President                       State Street Research Capital Trust              Boston, MA

Canavan, Joseph W.       Vice President                       GFM International Investors Limited              London, England
  Vice President         Assistant Treasurer                  State Street Research Equity Trust               Boston, MA
                         Assistant Treasurer                  State Street Research Financial Trust            Boston, MA
                         Assistant Treasurer                  State Street Research Income Trust               Boston, MA
                         Assistant Treasurer                  State Street Research Money Market Trust         Boston, MA
                         Assistant Treasurer                  State Street Research Tax-Exempt Trust           Boston, MA
                         Assistant Treasurer                  State Street Research Capital Trust              Boston, MA
                         Assistant Treasurer                  State Street Research Exchange Trust             Boston, MA
                         Assistant Treasurer                  State Street Research Growth Trust               Boston, MA
                         Assistant Treasurer                  State Street Research Master Investment Trust    Boston, MA
                         Assistant Treasurer                  State Street Research Securities Trust           Boston, MA
                         Assistant Treasurer                  State Street Research Portfolios, Inc.           Boston, MA


                                      C-5


                                                                                                               Principal business
Name                     Connection                           Organization                                  address of organization
----                     ----------                           ------------                                  -----------------------

Carstens, Linda C.       None
  Vice President

Clifford, Jr., Paul J.   Vice President                       State Street Research Tax-Exempt Trust           Boston, MA
  Vice President

Coleman, Thomas J.       Account Manager                      MetLife Investment                               New York, NY
  Vice President         (until 9/96)                         Management

D'Vari, Ronald           None
  Vice President

Depp, Maureen G.         Vice President                       Wellington Management Company                    Boston, MA
  Vice President         (until 9/97)

DeVeuve, Donald          None
  Vice President

DiFazio, Susan M.W.      Senior Vice President                State Street Research Investment Services, Inc.  Boston, MA
  Vice President

Dillman, Thomas J        Vice President                       State Street Research Securities Trust           Boston, MA
  Senior Vice President

Drake, Susan W.          Vice President                       State Street Research Tax-Exempt Trust           Boston, MA
  Vice President         (until 2/96)

Dudley, Catherine        Senior Portfolio                     Chancellor Capital Management                    Boston, MA
  Senior Vice            Manager
  President

Duggan, Peter J.         None
  Senior Vice
  President

Even, Karen              None
  Vice President

Federoff, Alex G.        None
  Vice President

Fee, Richard E.                                                CIGNA Retirement and                            Hartford, CT
  Vice President                                               Investment Services

Feliciano, Rosalina      None
  Vice President

Gardner, Michael D.      Partner                               Prism Group                                     Seattle, WA
  Senior Vice President

Geer, Bartlett R.        Vice President                        State Street Research Equity Trust              Boston, MA
  Senior Vice President  Vice President                        State Street Research Income Trust              Boston, MA
                         Vice President                        State Street Research Securities Trust          Boston, MA

Giroux, June M.          None
  Vice President

Govoni, Electra          None
  Vice President


                                      C-6

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------

Granger, Allison          None
  Vice President

Hamilton, Jr., William A. Treasurer and Director               Ellis Memorial and Eldredge House                Boston, MA
  Senior Vice President   Treasurer and Director               Nautical and Aviation Publishing Company, Inc.   Baltimore, MD
                          Treasurer and Director               North Conway Institute                           Boston, MA

Hanson, Phyllis           None
  Vice President

Haverty, Jr., Lawrence J. Vice President                       State Street Research Capital Trust              Boston, MA
  Senior Vice President

Heineke, George R.        None
  Vice President

Jackson, Jr.,             Trustee                              Certain trusts of related and
  F. Gardner                                                   non-related individuals
  Senior Vice President   Trustee and Chairman                 Vincent Memorial Hospital                        Boston, MA
                          of the Board

Jamieson, Frederick H.    Vice President and Asst. Treasurer   State Street Research Investment Services, Inc.  Boston, MA
  Senior Vice President   Vice President and Asst. Treasurer   SSRM Holdings, Inc.                              Boston, MA
                          Vice President and Controller        MetLife Securities, Inc.                         New York, NY
                          Senior Vice President                GFM International Investors, Inc.                London, England

Jodka, Richard            Portfolio Manager                    Frontier Capital Management                      Boston, MA
  Senior Vice President        (until 1/98)
                          Vice President                       State Street Research Capital Trust              Boston, MA

Kallis, John H.           Vice President                       State Street Research Financial Trust            Boston, MA
  Senior Vice President   Vice President                       State Street Research Income Trust               Boston, MA
                          Vice President                       State Street Research Money Market Trust         Boston, MA
                          Vice President                       State Street Research Portfolios, Inc.           Boston, MA
                          Vice President                       State Street Research Tax-Exempt Trust           Boston, MA
                          Vice President                       State Street Research Securities Trust           Boston, MA
                          Trustee                              705 Realty Trust                                 Washington, D.C.
                          Director and President               K&G Enterprises                                  Washington, D.C.

Kasper, M. Katherine      None
  Vice President


                                      C-7



                                                                                                              Principal business
Name                      Connection                          Organization                                 address of organization
----                      ----------                          ------------                                 -----------------------
Kluiber, Rudolph K.       Vice President                      State Street Research Capital Trust             Boston, MA
  Vice President

Langholm, Knut            Director                            State Street Research SICAV                     Luxembourg
  Vice President

Leary, Eileen M.          None
  Vice President

Maisonneuve, Virginie     Portfolio Manager                   Batterymarch Financial Management                Boston, MA
  Vice President          (until 6/97)

                          Vice President                      GFM International Investors, Inc.                London, England

McNamara, III, Francis J. Director and Executive              GFM International Investors
  Executive Vice          Vice President                      Limited                                          London, England
  President,              Executive Vice President,           State Street Research Investment Services, Inc.  Boston, MA
  Secretary and           Clerk and General Counsel
  General Counsel         Secretary and General Counsel       State Street Research Master Investment Trust    Boston, MA
  (Senior Vice President, Secretary and General Counsel       State Street Research Capital Trust              Boston, MA
  Secretary and General   Secretary and General Counsel       State Street Research Exchange Trust             Boston, MA
  Counsel until 7/96)     Secretary and General Counsel       State Street Research Growth Trust               Boston, MA
                          Secretary and General Counsel       State Street Research Securities Trust           Boston, MA
                          Secretary and General Counsel       State Street Research Equity Trust               Boston, MA
                          Secretary and General Counsel       State Street Research Financial Trust            Boston, MA
                          Secretary and General Counsel       State Street Research Income Trust               Boston, MA
                          Secretary and General Counsel       State Street Research Money Market Trust         Boston, MA
                          Secretary and General Counsel       State Street Research Portfolios, Inc.           Boston, MA
                          Secretary and General Counsel       State Street Research Tax-Exempt Trust           Boston, MA
                          Secretary and General Counsel       SSRM Holdings, Inc.                              Boston, MA


                                      C-8


                                                                                                               Principal business
Name                     Connection                           Organization                                 address of organization
----                     ----------                           ------------                                 -----------------------
Maus, Gerard P.          Executive Vice President
  Director, Executive    and Director                         GFM International Investors, Inc.                 London, England
  Vice President,        Treasurer                            State Street Research Equity Trust                Boston, MA
  Treasurer, Chief       Treasurer                            State Street Research Financial Trust             Boston, MA
  Financial Officer and  Treasurer                            State Street Research Income Trust                Boston, MA
  Chief Administrative   Treasurer                            State Street Research Money Market Trust          Boston, MA
  Officer                Treasurer                            State Street Research Tax-Exempt Trust            Boston, MA
                         Treasurer                            State Street Research Capital Trust               Boston, MA
                         Treasurer                            State Street Research Exchange Trust              Boston, MA
                         Treasurer                            State Street Research Growth Trust                Boston, MA
                         Treasurer                            State Street Research Master Investment Trust     Boston, MA
                         Treasurer                            State Street Research Portfolios, Inc.            Boston, MA
                         Treasurer                            State Street Research Securities Trust            Boston, MA
                         Director, Executive Vice President,  State Street Research Investment Services, Inc.   Boston, MA
                         Treasurer and Chief
                         Financial Officer
                         Director                             Metric Holdings, Inc.                             San Francisco, CA
                         Director                             Certain wholly-owned subsidiaries
                                                              of Metric Holdings, Inc.
                         Treasurer and Chief Financial        SSRM Holdings, Inc.                               Boston, MA
                         Officer
                         Treasurer (until 1/97)               MetLife Securities, Inc.                          New York, NY
                         Director                             State Street Research SICAV                       Luxembourg

Milder, Judith J.        None
  Senior Vice President

Miles, Deborah C.        Vice President                       Scudder, Stevens & Clark                          Boston, MA
  Vice President         (until 9/97)                         L.L. Bean, Inc.                                   Freeport, ME
                         Employee

Miller, Joan D.          Senior Vice President                State Street Research Investment Services, Inc.   Boston, MA
  Senior Vice President
  (Vice President
  until 7/96)

Moore, Jr., Thomas P.    Vice President                       State Street Research Capital Trust               Boston, MA
  Senior Vice            (until 11/96)
  President              Vice President                       State Street Research Exchange Trust              Boston, MA
                         (until 2/97)
                         Vice President                       State Street Research Growth Trust                Boston, MA
                         (until 2/97)
                         Vice President                       State Street Research Master Investment Trust     Boston, MA
                         (until 2/97)
                         Vice President                       State Street Research Equity Trust                Boston, MA
                         Vice President                       State Street Research Energy, Inc.                Boston, MA
                         Director                             Hibernia Savings Bank                             Quincy, MA
                         Governor on the                      Association for Investment Management
                         Board of Governors                   and Research                                      Charlottesville, VA

Morey, Andrew
  Vice President         None

Mulligan, JoAnne C.      Vice President                       State Street Research Money Market Trust          Boston, MA
  Senior Vice President
  (Vice President
  until 7/96)

Orr, Stephen C.          Member                               Technology Analysts of Boston                     Boston, MA
  Vice President         Member                               Electro-Science Analysts (of NYC)                 New York, NY




                                      C-9


                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Paddon, Steven W.         Employee                             Metropolitan Life Insurance Company              New York, NY
  Vice President          (until 10/96)

Pannell, James C.         None
  Senior Vice President
  (Vice President
  until 4/97)

Peters, Kim M.            Vice President                       State Street Research Securities Trust           Boston, MA
  Senior Vice President

Poritzky, Dean E.         Portfolio Manager                    Fidelity Investments                             Boston, MA
  Vice President          (until 4/97)

Pyle, David J.            Analyst                              Oak Value Capital Management                     Durham, NC
  Vice President          (until 4/97)

Ragsdale, E.K. Easton     Senior Vice President                GFM International Investors, Inc.                London, England
  Senior Vice President
  (Vice President
  until 7/96)

Rawlins, Jeffrey A.       None
  Senior Vice President
  (Vice President
  until 7/96)

Rice III, Daniel Joseph   Vice President                       State Street Research Equity Trust               Boston, MA
  Senior Vice President

Richards, Scott           None
  Vice President

Romich, Douglas A.        Vice President                       GFM International Investors, Inc.                London, England
  Vice President          Assistant Treasurer                  State Street Research Equity Trust               Boston, MA
                          Assistant Treasurer                  State Street Research Financial Trust            Boston, MA
                          Assistant Treasurer                  State Street Research Income Trust               Boston, MA
                          Assistant Treasurer                  State Street Research Money Market Trust         Boston, MA
                          Assistant Treasurer                  State Street Research Tax-Exempt Trust           Boston, MA
                          Assistant Treasurer                  State Street Research Capital Trust              Boston, MA
                          Assistant Treasurer                  State Street Research Exchange Trust
                          Assistant Treasurer                  State Street Research Growth Trust               Boston, MA
                          Assistant Treasurer                  State Street Research Master Investment Trust    Boston, MA
                          Assistant Treasurer                  State Street Research Securities Trust           Boston, MA
                          Assistant Treasurer                  State Street Research Portfolios, Inc.           Boston, MA

Ryan, Michael J.          Vice President                       Delaware Management                              Philadelphia, PA
  Senior Vice             (until 2/98)
  President

Sanderson, Derek          Senior Vice President                Freedom Capital Management
                          (until 10/97)

Saperstone, Paul          None
  Vice President



                                      C-10


                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Schrage, Michael          None
  Vice President

Schultz, David C.         Director and Treasurer               Mafraq Hospital Association                      Mafraq, Jordan
  Executive Vice          Member                               Association of Investment
   President                                                   Management Sales Executives                      Atlanta, GA
                          Member, Investment Committee         Lexington Christian Academy                      Lexington, MA

Shaver, Jr. C. Troy       President, Chief Executive Officer   State Street Research Investment Services, Inc.  Boston, MA
  Executive Vice          and Executive Vice President
  President

Shean, William G.         None
  Vice President

Shively, Thomas A.        Vice President                       State Street Research Financial Trust            Boston, MA
  Director and            Vice President                       State Street Research Money Market Trust         Boston, MA
  Executive Vice          Vice President                       State Street Research Tax-Exempt Trust
  President               Director                             State Street Research Investment Services, Inc   Boston, MA
                          Vice President                       State Street Research Securities Trust           Boston, MA

Shoemaker, Richard D.     Senior Vice President                GFM International Investors, Inc.                London, England
  Senior Vice President

Stambaugh, Kenneth        None
  Vice President
  (Assistant Vice
  President until 9/97)

Strelow, Dan R.           None
  Senior Vice President



                                      C-11


                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Swanson, Amy McDermott    None
  Senior Vice President

Trebino, Anne M.          Vice President                       SSRM Holdings, Inc.     Boston, MA
  Senior Vice President

Verni, Ralph F.           Chairman, President,
  Chairman, President,    CEO and Director                     GFM International Investors, Inc.                London, England
  Chief Executive         Chairman, President, Chief           State Street Research Capital Trust              Boston, MA
  Officer and             Executive Officer and Trustee
  Director                Chairman, President, Chief           State Street Research Exchange Trust             Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Growth Trust               Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Master Investment Trust    Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Securities Trust           Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Equity Trust               Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Financial Trust            Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Income Trust               Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Money Market Trust         Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Portfolios, Inc.           Boston, MA
                          Executive Officer and Director
                          Chairman, President, Chief           State Street Research Tax-Exempt Trust           Boston, MA
                          Executive Officer and Trustee
                          Chairman and Director                State Street Research Investment Services, Inc.  Boston, MA
                          (President and Chief Executive
                          Officer until 2/96)
                          Chairman and Director                Metric Holdings, Inc.                            San Francisco, CA
                          Director and Officer                 Certain wholly-owned subsidiaries
                                                               of Metric Holdings, Inc.
                          Chairman of the Board and Director   MetLife Securities, Inc.                         New York, NY
                          (until 1/97)
                          President, Chief Executive           SSRM Holdings, Inc.                              Boston, MA
                          Officer and Director
                          Director                             CML Group, Inc.                                  Boston, MA
                          Director                             Colgate University                               Hamilton, NY
                          Director                             State Street Research SICAV                      Luxembourg



                                      C-12


                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Wade, Dudley              Vice President                       State Street Research Growth Trust               Boston, MA
  Freeman                 Vice President                       State Street Research Master Investment Trust    Boston, MA
 Senior Vice
 President

Wallace, Julie K.         None
 Vice President

Weiss, James M.           Vice President                       State Street Research Equity Trust               Boston, MA
 Senior Vice President    Vice President                       State Street Research Exchange Trust             Boston, MA
                          Vice President                       State Street Research Growth Trust               Boston, MA
                          Vice President                       State Street Research Master Investment Trust    Boston, MA
                          Vice President                       State Street Research Capital Trust              Boston, MA
                          Vice President                       State Street Research Securities Trust           Boston, MA


Westvold,                 Vice President                       State Street Research Securities Trust           Boston, MA
  Elizabeth McCombs
  Senior Vice President
  (Vice President
  until 7/96)

Wilkins, Kevin            Vice President                       State Street Research Investment Services, Inc.  Boston, MA
  Vice President          Vice President                       Fidelity Investments                             Boston, MA
                          (until 7/97)
                          Various positions                    Fidelity Investments                             Boston, MA
                          (until 10/96)

Wilson, John T.           Vice President                       State Street Research Equity Trust               Boston, MA
  Vice President          Vice President                       State Street Research Master Investment Trust    Boston, MA
                          Vice President                       Phoenix Investment Counsel, Inc.                 Hartford, CT
                          (until 6/96)

Wing, Darman A.           Senior Vice President and            State Street Research Investment Services, Inc.  Boston, MA
 Vice President,          Asst. Clerk
 Assistant Secretary      Assistant Secretary                  State Street Research Capital Trust              Boston, MA
 and Assistant            and Assistant General Counsel
 General Counsel          Assistant Secretary                  State Street Research Exchange Trust             Boston, MA
                          and Assistant General Counsel
                          Assistant Secretary                  State Street Research Growth Trust               Boston, MA
                          and Assistant General Counsel
                          Assistant Secretary                  State Street Research Master Investment Trust    Boston, MA
                          and Assistant General Counsel
                          Assistant Secretary                  State Street Research Securities Trust           Boston, MA
                          and Assistant General Counsel
                          Assistant Secretary                  State Street Research Equity Trust               Boston, MA
                          and Assistant General Counsel
                          Assistant Secretary                  State Street Research Financial Trust            Boston, MA
                          and Assistant General Counsel
                          Assistant Secretary                  State Street Research Income Trust               Boston, MA
                          and Assistant General Counsel
                          Assistant Secretary                  State Street Research Money Market Trust         Boston, MA
                          and Assistant General Counsel
                          Assistant Secretary                  State Street Research Tax-Exempt Trust           Boston, MA
                          and Assistant General Counsel
                          Assistant Secretary                  SSRM Holdings, Inc.                              Boston, MA
                          and Assistant General Counsel

Woodbury, Robert S.       None
 Vice President

Woodworth, Jr., Kennard   Vice President                       State Street Research Exchange Trust             Boston, MA
 Senior Vice              Vice President                       State Street Research Growth Trust               Boston, MA
 President                Vice President                       State Street Research Securities Trust           Boston, MA




                                      C-13

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Wu, Norman N.             Partner                              Atlantic-Acton Realty                            Framingham, MA
 Senior Vice President    Director                             Bond Analysts Society of Boston                  Boston, MA

Item 29.  Principal Underwriters

        (a) State Street Research Investment Services, Inc., Registrant's principal underwriter, acts as principal underwriter for State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust and State Street Research Portfolios, Inc.

        (b) Directors and Officers of State Street Research Investment Services, Inc. are as follows:


               (1)                                     (2)                                     (3)
                                                    Positions                                Positions
Name and Principal                                 and Offices                             and Offices
Business Address                                with Underwriter                         with Registrant

Ralph F. Verni                                 Chairman of the                         Chairman of the
One Financial Center                           Board and Director                      Board, President,
Boston, MA  02111                                                                      Chief Executive
                                                                                       Officer and Trustee

Peter C. Bennett                               Director                                None
One Financial Center
Boston, MA 02111

Gerard P. Maus                                 Executive Vice President,               Treasurer
One Financial Center                           Treasurer, Chief Financial
Boston, MA  02111                              Officer and Director

Thomas A. Shively                              Director                                Vice President
One Financial Center
Boston, MA 02111

C. Troy Shaver, Jr.                            President,                              None
One Financial Center                           Chief Executive Officer
Boston, MA  02111                              and Executive Vice President

Francis J. McNamara, III                       Executive Vice President,               Secretary and General Counsel
One Financial Center                           General Counsel and Clerk
Boston, MA  02111

Peter Borghi                                   Senior Vice President                   None
One Financial Center
Boston, MA 02111

Paul V. Daly                                   Senior Vice President                   None
One Financial Center
Boston, MA  02111

Susan M.W. DiFazio                             Senior Vice President                   None
One Financial Center
Boston, MA  02111

Joan D. Miller                                 Senior Vice President                   None
One Financial Center
Boston, MA  02111

                                      C-15

Darman A. Wing                                 Senior Vice President,                  Assistant Secretary
One Financial Center                           Assistant General
Boston, MA  02111                              Counsel and Assistant
                                               Clerk

Robert M. Gunville                             Vice President                          None
One Financial Center
Boston, MA 02111

Frederick H. Jamieson                          Vice President and                      None
One Financial Center                           Asst. Treasurer
Boston, MA  02111

Susan V. Martin                                Vice President                          None
One Financial Center
Boston, MA  02111

Deborah C. Miles                               Vice President                          None
One Financial Center
Boston, MA  02111

Amy L. Simmons                                 Vice President                          Assistant Secretary
One Financial Center
Boston, MA 02111

Kevin Wilkins                                  Vice President                          None
One Financial Center
Boston, MA  02111


Item 30.  Location of Accounts and Records

        Gerard P. Maus
        State Street Research & Management Company
        One Financial Center
        Boston, MA  02111


Item 31.  Management Services

        Inapplicable.


Item 32.  Undertakings

        (a)     Inapplicable.

        (b)     Deleted.

        (c) The Registrant has elected to include the information required by Item 5A of Form N-1A in its annual report to shareholders. The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the applicable fund's latest annual report to shareholders upon request and without charge.

        (d)     Deleted.

        (e)     Deleted.

        (f) The Registrant undertakes to hold a special meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Registrant, and, in connection with such meeting, to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communication.

        (g)     Deleted.

                                     Notice


A copy of the Second Amended and Restated Master Trust Agreement of the Registrant, as further amended ("Master Trust Agreement") is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that the obligations of the Registrant hereunder, and the authorization, execution and delivery of this amendment to the Registrant's Registration Statement, shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant as individuals or personally, but shall bind only the property of the Funds of the Registrant, as provided in the Second Amended and Restated Master Trust Agreement, as further amended. Each Fund of the Registrant shall be solely and exclusively responsible for all of its direct or indirect debts, liabilities and obligations, and no other Fund shall be responsible for the same.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 27th day of February, 1998.

                                    STATE STREET RESEARCH
                                    TAX EXEMPT TRUST

                                    By:               *
                                         _____________________________
                                         Ralph F. Verni
                                         President


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed on the above date by the following persons in the capacities indicated below:

               *
______________________________           Trustee, Chairman of the Board &
Ralph F. Verni                           President (principal executive officer)

               *
______________________________           Treasurer (principal
Gerard P. Maus                           financial and accounting
                                         officer)

               *
______________________________           Trustee
Steve A. Garban

               *
______________________________           Trustee
Malcolm T. Hopkins

               *
______________________________           Trustee
Edward M. Lamont

               *
______________________________           Trustee
Robert A. Lawrence

               *
______________________________           Trustee
Dean O. Morton

               *
______________________________           Trustee
Thomas L. Phillips

               *
______________________________           Trustee
Toby Rosenblatt

               *
______________________________           Trustee
Michael S. Scott Morton

               *
______________________________           Trustee
Jeptha H. Wade


*By:    /s/ Francis J. McNamara, III
        ______________________________________________
            Francis J. McNamara, III
            Attorney-in-Fact under Powers of Attorney
            dated February 27, 1998 filed herewith.

                                             1933 Act Registration No. 33-2703

                                                    1940 Act File No. 811-4558


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT
                           UNDER THE SECURITIES ACT                   [ ]
                                     OF 1933

                        Pre-Effective Amendment No. __                [ ]

                        Post-Effective Amendment No. 21               [X]

                                     and/or

                             REGISTRATION STATEMENT
                          UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                         [ ]

                               Amendment No. 22                       [X]

                              --------------------

                     STATE STREET RESEARCH TAX-EXEMPT TRUST
               (Exact Name of Registrant as Specified in Charter)

                              --------------------

                                    EXHIBITS

                                INDEX TO EXHIBITS


(2)(a)   By-Laws of the Registrant*

(2)(b)   Amendment to By-Laws effective September 20, 1992*

(6)(a)   Distribution Agreement with MetLife-State Street Investment
         Services, Inc.*

(6)(c)   Form of Bank and Bank Affiliated Broker-Dealer Agreement*

(6)(d) Letter Agreement with respect to the Distribution Agreement relating to MetLife-State Street New York Tax-Free Fund*

(8)(a)   Custodian Contract with State Street Bank and Trust*

(8)(e)   Amendment to the Custodian Contract with State Street Bank and Trust*

(8)(f) Letter Agreement with respect to the Custodian Contract relating to MetLife-State Street New York Tax-Free Fund*

(10)(a)  Opinion and Consent of Goodwin, Procter & Hoar*

(10)(b) Opinion and Consent of Goodwin, Procter & Hoar with respect to MetLife-State Street New York Tax-Free Fund*

(11)     Consent of Price Waterhouse

(13)(b)  Purchase Agreement and Investment Letter*

(13)(c) Purchase Agreement and Investment Letter--MetLife-State Street New York Tax-Free Fund*

(15)     First Amended and Restated Plan of Distribution Pursuant to Rule
         12b-1*

(16)(a) Calculation of Performance Data relating to MetLife-State Street Tax-Exempt Fund*

(16)(b) Calculation of Performance Data relating to MetLife-State Street New York Tax-Free Fund*

(16)(d) Calculation of Distribution Rate relating to MetLife-State Street Tax-Exempt Fund*

(17)(a)  Powers of Attorney

(17)(b)  Board Resolution Respecting Powers of Attorney

(19)(a)  Application Form

(19)(b)  MetLife Securities, Inc. Application Form

(19)(c)  Additional Services Application Form

(27)     Financial Data Schedules

      *  Re-stated in electronic format